UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

1125 South 103 Street, Suite 200 Omaha, NE 68124-1071

(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc., 1125 South 103 Street, Suite 200, Omaha, NE 68124-1071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (402) 391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

September 30, 2023

EQUITY

Weitz Large Cap Equity Fund

Weitz Multi Cap Equity Fund

Weitz Partners III Opportunity Fund

ALLOCATION

Weitz Conservative Allocation Fund

FIXED INCOME

Weitz Core Plus Income Fund

Weitz Nebraska Tax Free Income Fund

Weitz Short Duration Income Fund

Weitz Ultra Short Government Fund

2 2023 Semi-Annual Report

THE WEITZ PHILOSOPHY

Finding quality at a discount

There are no shortcuts in value investing. At Weitz, we dig for opportunities using a robust quality scoring process. We analyze hundreds of ideas to find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s simple – but it’s not easy. We do the due diligence, analyze, ask tough questions and push for answers. We wait for the right opportunities. Then, and only then, do we invest your money.

Fundamental Research-Driven Process

Our research-driven investment approach means deeply understanding our investable universe so we can capitalize on opportunities that arise out of market inefficiencies. Each of our analysts focuses on finding opportunities in specific industries, ensuring deep, ongoing research within their own areas of expertise. We also encourage a generalist mentality where all investment team members vet new ideas. All investment decisions are backed by thorough analysis, logical strategies, extensive debate and our team’s commitment to long-term growth.

Bottom-Up Focus

Our focus is on finding well-run companies with strong fundamentals and outstanding long-term prospects. Valuation is our North Star. When a security is selling at a significant discount to its intrinsic value, that’s when we buy. And when it’s not selling at a discount, we have the discipline and patience to wait for the price to come our way.

High-Conviction Investing

We believe there are a limited number of great investment ideas and that intrinsic value doesn’t change with the daily ebbs and flows of the market. Our high-conviction approach means we know what we own inside and out, allowing our funds to be highly concentrated.

Today we are responsible for approximately $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put your goals first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help you preserve and grow wealth.

We’re right beside you

Weitz employees have a strong commitment of investing their own assets in our mutual funds. By aligning our goals with yours, you can have confidence that we’re treating your money as if it were our own.

2023 Semi-Annual Report 3

TABLE OF CONTENTS

Paper copies of the Fund’s shareholder reports are no longer sent by mail unless specifically requested. Reports will be made available at weitzinvestments.com and you will be notified by mail each time a report is posted. You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically.

If you would like to receive the Fund’s future shareholder reports in paper free of charge, you may make that request (1) by contacting your financial intermediary; or (2) if you invest directly with the Fund, by calling 888-859-0698.

Value Matters	4
Fixed Income Insights	6
Performance Summary	11
Analyst Corner	12
Conservative Allocation Fund	14
Core Plus Income Fund	16
Large Cap Equity Fund	20
Multi Cap Equity Fund	22
Nebraska Tax Free Income Fund	24
Partners III Opportunity Fund	26
Short Duration Income Fund	28
Ultra Short Government Fund	32
Schedule of Investments	34
Financial Statements	60
Notes to Financial Statements	68
Actual and Hypothetical Expenses for
Comparison Purposes	77
Other Information	78
Index Descriptions	83
Glossary of Terms	84

The management of Weitz Funds has chosen paper for the 88 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

4 2023 Semi-Annual Report

VALUE MATTERS: Perspective Over Predictions

September 30, 2023

Dear Clients and Fellow Shareholders,

In the third quarter, stocks gave back some of their first-half gains. The S&P 500 fell -3.3%, bringing its year-to-date gain to +13.1%. Our stock funds followed the same pattern, and after modest third-quarter declines, showed year-to-date gains ranging from +9.1% for our Multi Cap Equity Fund (formerly the Partners Value Fund) to +17.0% for our Large Cap Equity Fund (formerly the Value Fund). The table following this letter shows results for all of our funds over various time periods.

A handful of giant tech stocks continued to account for the lion’s share of this year’s index gains. Dubbed the “Magnificent Seven” (financial writers can’t help themselves), Microsoft, Meta Platforms (Facebook parent), Alphabet (Google parent), Amazon.com, Apple, Tesla and NVIDIA (maker of chips used in AI applications) collectively rose by over 90%, completely eclipsing more moderate gains among other index components.

These are amazing companies, and we are very happy to own several of them in our funds, but quite a few other very good, albeit less “magnificent,” businesses are quietly doing better than their stock prices might indicate. This augurs well for broader-based future returns.

All Eyes are on the Fed

In the meantime, investors and the financial media act as if the only important investment consideration is “How high will interest rates go?” and “How long will they remain high?” We think that it is a mistake to be stuck on this narrow focus.

Two years ago, the Fed acknowledged that higher inflation rates might not be “transitory.” They telegraphed a 180-degree change in policy and promised to push short-term interest rates up enough to get the inflation rate down to its 2% target and extinguish inflationary expectations. The relatively rapid increase in the federal funds rate from roughly zero to more than 5% was a shock to the economy and triggered last year’s bear market.

The domestic economy has been slowing, and most inflation metrics are moderating. The Fed’s campaign seems to be working, and there is general acknowledgement that few, if any, further rate increases will be needed. So far, so good.

But worries persist. Will tight money cause a recession, or will the economy have a “soft landing?” Are rate cuts necessary to launch a new bull market? What if the anti-inflation campaign fails and inflation flares up again? Anxieties are high.

Perspective Required

We have no short-term answers or trading ideas to offer. We try to invest in a way that does not require clairvoyance. We do have to have some working assumptions about the issues of the day and key economic variables. For clients who are curious, we offer these with humility and a reminder that our opinions can evolve quickly.

•	Fed Chair Powell has promised to keep rates high for long enough to be sure inflation is truly under control. He has suggested that this may take a long time – possibly years. The Fed may find success sooner than expected (or its definition of success may be adjusted), but we are assuming that rates will stay around current levels for a very long time. We are not counting on seeing rates near zero any time soon. Maybe ever.
•	At current, more historically normal interest rate levels, bonds present much stiffer competition for investor capital than they have for over a decade. Stocks still offer significant advantages over fixed income securities, but their relative attractiveness declines as interest rates rise. Another way to say this is that price-to-earnings (P/E) ratios generally decline as rates rise. This process is well underway, but stock investors should get over blind hopes for a return to valuation (P/E) levels we enjoyed a few years ago.
•	Over the past 20 years, rates stayed within a 0-5% range most of the time. A whole generation of investors and managers have never experienced higher rates. But some remember 1970-2000 when 5% was more like the floor for rates that ranged from 5-20%. The quick run up in rates last year caused some financial pain (new home buyers seeking mortgages and banks with too many long-term, fixed-rate loans and bonds), but 5% is not high by historical standards. Investors and companies have coped with higher rates in the past, and they are already adjusting to today’s levels.
•	There are always plenty of things to worry about – as citizens, parents, and Earthlings, as well as investors. Plenty. But our assumption is that companies with competitive advantages, smart and flexible management teams, and solid finances will always find ways to move forward, build business value and earn higher stock prices).

Outlook

Investors have been through a lot over the past five years. Some events have been unprecedented. Others represent the “changing changelessness” of human nature. Current preoccupation with Fed policy will pass and be replaced by other uncertainties. We believe that our collection of businesses is positioned to generate healthy returns for us over the next several years. Companies with temporary issues, or that hit the occasional pothole, will offer new opportunities.

Finally, a cause for optimism that deserves a paragraph of its own: Strong companies “make their own breaks.” Over the years, quite a few of our portfolio companies have made opportunistic acquisitions during recessions and other times of financial stress or crisis. Some of these have been transformational. We are not predicting or cheering for financial trouble or pain, but these companies’ businesses are worth a lot more today because of opportunities born of hard times.

So, we suggest investors look up from the financial news of the day and focus on the 3-5-year horizon.

Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of 09/30/2023, the following portfolio companies constituted a portion of the net assets of Conservative Allocation Fund, Large Cap Equity Fund, Multi Cap Equity Fund, and Partners III Opportunity Fund as follows:

2023 Semi-Annual Report 5

• Alphabet, Inc.: 1.8%, 7.4%, 6.9%, and 6.3%.
• Apple Inc.: 0.0%, 0.0%, 0.0%, and 0.0%.
• Amazon.com, Inc.: 0.0%, 3.7%, 0.0%, and 4.7%.
• NVIDIA Corp.: 0.0%, 0.0%, 0.0%, and 0.0%.
• Meta Platforms, Inc.: 0.0%, 4.0%, 3.9%, and 3.6%.
• Microsoft Corp.: 2.2%. 0.0%, 0.0%, and 3.0%.
• Tesla, Inc.: 0.0%, 0.0%, 0.0%, and 0.0%.

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

6 2023 Semi-Annual Report

FIXED INCOME INSIGHTS: Where are We Now?

September 30, 2023

With economic growth accelerating in the third quarter, it appears the consensus has finally abandoned recession island in favor of higher-for-longer island. This shift in narrative played out as expected, with U.S. Treasury yields rising (see chart below), particularly at the long end of the yield curve (10- and 30-year maturities). While cash/T-bills and other shorter-duration investments held up, the result was mostly negative returns for the broad fixed income markets. After dramatic bank collapses and tighter lending conditions failed to sufficiently weaken the economy, fixed income investors may be wondering, “where are we now?” One could think of the current economic landscape as a mighty tug-of-war: with the Fed and its aggressive monetary policy pulling on one side and a spendthrift federal government on the other, pulling hard in support of what is already a resilient U.S. economy. For now, the economy, with its fiscal support, seems to be pulling harder, driving continued labor market strength with rising incomes and strong consumer spending.

Zooming in on U.S. fixed income markets, the table below provides return data for select Bloomberg U.S. bond indexes for the third quarter. The lower duration profiles in our Short Duration Income and Core Plus Income Funds, our flexible approach, and our overall investment process allowed us to generate strong positive results in our Short Duration fund and index-beating performance in our Core Plus Fund, in what was a very challenging return environment. Our Ultra Short Government Fund also produced strong results as it benefited from the increased short-term rate environment. For details regarding individual fund performance and analysis, see our funds’ quarterly commentaries.

In July, the Federal Reserve delivered its eleventh increase to the federal funds rate since the cycle began in March 2022, resulting in a 5.25-5.50% target rate at quarter-end. Despite a well-telegraphed pause at the September meeting, the Federal Reserve’s message was clear: the inflation fight is not done. The Fed reinforced its higher for longer messaging by removing two interest rate cuts from its latest “dot plot” forecast of Fed rate policy (Fed officials now see a Fed Funds rate of 5.00-5.25% in 2024, as compared to 4.50-4.75% at the June Meeting), raising its economic growth forecast and lowering its year-end unemployment target to 3.7% from 3.9% in June.

This may suggest the Fed believes the economy is too strong for them to achieve their inflation objectives despite its expectation that core inflation will peak at 3.7% this year – lower than June’s projection of 3.9% – before cooling to 2.6% in 2024. Given that the Fed believes monetary policy works primarily through the “wealth effect” channel, the Fed may be trying to tighten financial conditions by engineering higher long-term interest rates and, therefore, higher borrowing costs for consumers and businesses. In a speech on September 28, following the Fed’s September policy meeting, Chairman Powell stated “one of our goals is to influence spending and investment decisions today and in the months ahead.” Why has the economy, in aggregate, not responded to the Fed’s aggressive hiking cycle? One reason is that large swaths of U.S. debt are unaffected by the Fed’s policy rate. The Fed’s massive quantitative easing (QE) program during COVID enabled consumers and businesses to lock in ultra-low, long-term, fixed-rate debt. For consumers, this resulted in the lowest debt service costs on mortgages and vehicle loans in a generation, which allows more income to be spent elsewhere in the economy. Corporations benefited much in the same way, locking in long-term, fixed-rate debt at record-low yields. To a large extent, the higher borrowing rates engineered by the Fed only impact new borrowers or those who need to refinance existing debt.

Another reason is the aforementioned tug-of-war between the Federal Reserve and the federal government. The chart below is a stark reminder of how far afield the U.S. deficit as a percentage of gross domestic product (GDP), and in relation to the unemployment rate, is from the historical norm. As legendary investor Stan Druckenmiller bluntly put it during a speech at the University of Southern California in May, “The fiscal recklessness of the last decade has been like watching a horror movie unfold.”

2023 Semi-Annual Report 7

The U.S. deficit has been negatively impacted by rising mandatory payments linked to inflation (i.e., social security and other entitlement spending); higher interest costs due to growing debt balances and rising interest rates; and increased fiscal spending driven by multi-year investments in green energy, manufacturing, and technology industries. A lot of this spending is “pick and shovel” ready, leading to significant employment growth in construction and manufacturing, in particular. In terms of the economic impact, by rule, government deficits must equal a private sector surplus. In other words, one person’s spending must equal another person’s income.

However, increased government deficits, all else equal, may result in higher U.S. interest rates as an increased supply of U.S. Treasuries is needed to fill the funding gap. The market is in the process of adjusting to this reality with the sell-off in longer-term Treasuries accelerating in the past few months, which has taken 10-year nominal and real yields back to their highest levels (yields) since 2007.

But it’s not only the change in the level of interest rates that matters. The speed with which they have risen is notable as well. The chart below, per Morgan Stanley, shows both the magnitude and speed of the rise in 10-year U.S. Treasuries going back to 1874. The key takeaway is that the only other occasion yields have spiked over 400 basis points in a three-year period was in 1979-1981. In this cycle, the 10-year yield hit a low of 0.51% on August 4, 2020, and hit a cycle peak on Friday, October 6, 2023, of 4.80%. Given the magnitude and speed of this move in longer-term interest rates, we could be nearing the point where they start to slow the economy.

Corporate credit spreads narrowed/declined modestly in the quarter, reflecting the continued strength of the U.S. economy. The table below reflects the changes during the quarter in credit spread (incremental return, reflected in basis points – investors require rates above those of comparable U.S. Treasuries as compensation for credit risk) for the broad investment grade corporate (ICE BofA US Corporate) and high yield bond (ICE BofA US High Yield) indexes. The table also shows the changes in effective yield for the indexes. While overall spread levels moved lower in the quarter, the effective yields increased due to the rise in U.S. Treasury rates.

With credit spreads narrow by historical measures and the “soft landing” theme spreading in popularity, we are reminded of the echoes of the past and Mark Twain’s reminder that “history never repeats itself, but it does often rhyme.” As illustrated in the chart below, this is not the first time the chorus cheered for a soft landing. Often with regularity, soft landing calls tend to peak before a downturn hits. From today’s vantage point, the type of conditions that would cause the Fed to ease significantly would also lead to earnings significantly disappointing the current growth expectations, which could then lead to much wider risk premiums down the road.

What’s the Upshot for Fixed Income Investors?

Rising interest rates across the yield curve pave the way for higher coupon income today and provide the potential for greater total returns in the future. For the first time in over 15 years, the return prospects of a diversified portfolio of higher quality U.S. fixed income securities may be highly competitive versus the historical returns on equities, which are likely much less uncertain, and have significantly less downside risk.

8 2023 Semi-Annual Report

We believe our ability to cast a wider net across the fixed income landscape – particularly across securitized products that have meaningful structural enhancements and where higher income
relative to bond indexes is available – is a meaningful advantage in today’s environment. As we’ve mentioned before, caution is and will remain our calling card, but we believe the setup for fixed income is as good as it’s been in decades.

Tom Carney	Nolan Anderson
tom@weitzinvestments.com	nolan@weitzinvestments.com

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

Definitions: Investment-Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies. Effective yield is the return on a bond that has its interest payments (or coupons) reinvested at the same rate by the bondholder. Effective yield is the total yield an investor receives, in contrast to the nominal yield—which is the stated interest rate of the bond's coupon. Option Adjusted Spread: A “spread” compares the interest rate on a particular bond against a “base line” bond (typically a U.S. Treasury bond). When a bond issuer (or bondholder) has the option to exercise a right (for example, if the issuer can call a bond before its stated maturity date), then the “Option Adjusted Spread” takes into account the possibility that this option might be exercised—so a bond's Option Adjusted Spread may be more (or less) than its regular spread.

 2023 Semi-Annual Report 9

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10 2023 Semi-Annual Report

DISCLOSURES

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Certain Funds have entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through Contractual Expiration Date of 7/31/2024. If this arrangement had not been in place, the performance results would have been lower.

The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

Performance quoted for the Conservative Allocation, Large Cap Equity and Multi Cap Equity Funds’ Institutional Class shares before their inception is derived from the historical performance of the Investor Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.

Performance quoted for the Partners III Opportunity and Short Duration Income Funds’ Investor Class shares before their inception is derived from the historical performance of the Institutional Class shares, which have not been adjusted for the expenses of the Investor Class shares, had they, returns would have been different.

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index. See page 83 for a description of all indices. All indices Since Inception return are since the Fund’s inception. The inception date of the Bloomberg 1-3 Year U.S. Aggregate Index and the Bloomberg 5-Year Municipal Bond Index was 12/31/1992 and 1/29/1988, respectively.

On 12/29/2006, the Nebraska Tax Free Income Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership. On 12/31/1993, Multi Cap Equity Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership. On 12/30/2005, Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the Partnerships, and the Partnerships were managed at all times with full investment authority by the Investment Adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.

Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 12/16/2016, the Short Duration Income Fund revised its principal investment strategies. Since that time the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar–weighted average maturity of between two to five years. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

2023 Semi-Annual Report 11

PERFORMANCE SUMMARY

Returns (%) as of 9/30/2023

			ANNUALIZED
					Since Fund Inception			Net	Gross
EQUITY	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Large Cap Equity - Investor (WVALX)	(1.76)	16.92	25.95	9.71	8.88	10.19	5/9/1986*	1.04	1.04
Large Cap Equity - Institutional (WVAIX)	(1.74)	17.04	26.09	9.91	9.08	10.24	7/31/2014	0.89	0.89
Russell 1000 Index	(3.15)	13.01	21.19	9.62	11.62	10.39
S&P 500 Index	(3.27)	13.07	21.62	9.91	11.91	10.42
Multi Cap Equity - Investor (WPVLX)	(2.08)	9.03	18.18	5.04	5.34	10.87	6/1/1983*	1.07	1.07
Multi Cap Equity - Institutional (WPVIX)	(2.06)	9.13	18.36	5.26	5.55	10.93	7/31/2014	0.89	0.89
Russell 3000 Index	(3.25)	12.39	20.46	9.14	11.27	10.73
S&P 500 Index	(3.27)	13.07	21.62	9.91	11.91	11.01
Partners III Opportunity - Investor (WPOIX)	(0.79)	10.14	15.86	3.97	3.96	11.08	8/1/2011	1.75	1.75
Partners III Opportunity - Institutional (WPOPX)	(0.57)	10.70	16.73	4.58	4.49	11.24	6/1/1983*	1.19	1.19
Russell 3000 Index	(3.25)	12.39	20.46	9.14	11.27	10.73
S&P 500 Index	(3.27)	13.07	21.62	9.91	11.91	11.01

			ANNUALIZED
					Since Fund		Inception	Net	Gross
ALLOCATION	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Conservative Allocation - Investor (WBALX)	(0.87)	5.27	10.78	5.23	5.19	5.49	10/1/2003*	0.85	0.99
Conservative Allocation - Institutional (WBAIX)	(0.87)	5.42	10.95	5.36	5.25	5.52	3/29/2019	0.70	0.79
Morningstar Moderately Conservative Target Risk Index	(3.03)	2.33	8.22	3.00	3.97	5.22

			ANNUALIZED
					Since Fund		Inception	Net	Gross
FIXED INCOME	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Core Plus Income - Investor (WCPNX)	(2.50)	0.96	2.38	2.12	N/A	2.33	7/31/2014*	0.55	0.82
Core Plus Income - Institutional (WCPBX)	(2.35)	1.15	2.59	2.26	N/A	2.50	7/31/2014*	0.45	0.59
Bloomberg U.S. Aggregate Bond Index	(3.23)	(1.21)	0.64	0.10	N/A	0.85
Nebraska Tax Free Income (WNTFX)	(2.86)	(1.70)	1.73	0.52	0.69	3.95	10/1/1985*	0.46	0.96
Bloomberg 5-Year Municipal Bond Index	(2.03)	(0.86)	2.16	1.03	1.44	N/A
Short Duration Income - Investor (WSHNX)	1.05	3.70	4.77	1.94	1.59	4.55	8/1/2011	0.55	0.86
Short Duration Income - Institutional (WEFIX)	1.07	3.74	4.92	2.05	1.76	4.61	12/23/1988*	0.45	0.60
Bloomberg 1-3 Year U.S. Aggregate Index	0.74	1.89	2.80	1.16	1.01	N/A
Ultra Short Government (SAFEX)	1.21	3.46	4.29	1.73	1.08	2.26	8/1/1991*	0.33	0.64
ICE BofA U.S. 6-Month Treasury Bill Index	1.32	3.60	4.59	1.84	1.25	2.77

* Denotes the Fund's inception date and the date from which Since Fund Inception performance is calculated.

12 2023 Semi-Annual Report

ANALYST CORNER

An Introduction to Vista By David Kratz

Vista Global Holding Limited (Vista) is a private aviation platform comprised of two established brands, VistaJet and XO. While headquartered in Dubai, 57% of flight revenue is generated in the U.S. and 23% is generated in Europe. The company has six operations hubs and over 20 offices worldwide.

VistaJet, founded in 2004, is a value-driven flying solution for corporate leaders and private individuals. VistaJet passengers have flown to over 1,900 airports in 187 countries, covering 96% of the world. VistaJet’s subscription model offers guaranteed availability with as little as 24 hours’ notice, globally, on a consistent branded fleet. The VistaJet Members’ fleet of over 360 aircraft is capable of continental trips on super-midsize and large-cabin aircraft, to long-range trips connecting continents, and even non-stop 17-hour flights with Vista’s stable of 18 Bombardier Global 7500s. Through a three-year contract, VistaJet offers three types of memberships which are largely dependent on the number of hours an individual or entity desires to fly at a transparent, fixed hourly rate. Variability in fuel prices is a non-issue for Vista as costs are passed through to its members.

XO, founded in 2018 as XOJET, offers whole aircraft private charter flights as well as seats on shared charters, seamlessly and instantly bookable through the XO mobile app. Members and clients can request flights on over 2,400 aircraft worldwide, including the 360+ aircraft in the Vista Members’ fleet and the safety-vetted XO alliance fleet of 2,100+ private aircraft covering all cabin classes.

Vista has a diversified client base across industry and geography. The top 20 clients contribute to less than 6% of the group’s revenues.

Prepared for Future Growth

We initiated our coverage of Vista in January 2020. Since then, Vista has transformed from a highly leveraged travel alternative trying to keep up with demand, to a company with improved fundamentals, scaled for future growth with no current need for further fleet investment.

Since our initiation, Vista’s revenues have doubled, secured debt as a percentage of total debt has decreased from 67% to a pro forma 49%, and net leverage has decreased from 8.2x to 4.5x. The member fleet has expanded from 115 to more than 360 aircraft. Participants in VistaJet’s Program membership (the company’s most comprehensive personal membership with a fixed hourly rate and guaranteed aircraft availability) have increased from 500 to 970. Pro forma liquidity is healthy at $280 million, including a fully available revolving credit facility of $145 million.

Vista spent 2022 preparing for future growth. The COVID-19 pandemic led to rapid growth and healthy demand, which encouraged significant expansion of Vista’s fleet. Vista added 115 new dedicated aircraft in 2022 through planned aircraft deliveries and acquisitions. Production shortfalls created challenges for Vista and other industry participants to acquire new aircraft, forcing Vista to turn to acquisition for fleet growth. Vista acquired Air Hamburg – the largest private jet operator in Europe by number of flights, and Jet Edge – a leading U.S. provider of large-cabin and super-midsize charter and aircraft management services. Combined, they considerably expanded Vista’s scale, offering flexibility and efficiency to their customers. Vista added 240 program members in 2022 and appears on pace for an additional 240 program members in 2023.

Today, Vista’s fleet is underutilized, as the company has added fleet faster than customers. Management desires 70% of revenues to be generated by their VistaJet members, but today that number is closer to 50%. In the meantime, XO members can access the VistaJet Members’ fleet which is higher margin for Vista than using the XO alliance fleet. In turn, this access to the VistaJet Members’ fleet may persuade those using the ad hoc XO mobile app to sign-up for a VistaJet membership. Future growth is expected to be largely driven by transitioning those that own or are contemplating buying an aircraft to instead purchase a VistaJet membership. VistaJet, like most private aviation companies, does not publish a specific price list. Its online comparison tool entices potential members by sharing how much they could save using the Program membership compared to owning a jet. For example, if you were to own a Bombardier 6000 and fly around 50 hours per year, you could expect to save over $150,000 per flight hour with a VistaJet membership based on depreciation and running costs. Even at today’s pace of VistaJet member adoption, Vista has years to reach full capacity. Historical retention of VistaJet members has been approximately 90%.

Vista says deleveraging is a top priority. For 2023, management anticipates $250 million of debt repayment through natural amortization as well as continued EBITDA (earnings before interest, taxes, depreciation, and amortization) growth. In addition, the company expects to generate $150 million per year in free cash flow which could be used for additional debt paydown as well. While management does not have a stated leverage target, they have mentioned that a net debt of 3x feels healthy. If we assume $250 million of naturally occurring amortization and $150 million of free cash flow towards debt, it is plausible that net debt could be reduced to 4.0x by the end of 2023; a far cry from the 8.2x in 2020.

Industry

While the pandemic hurt many industries, it actually helped private aviation. Demand increased due to a shift in corporations and high-net-worth individuals’ desire to travel safely. New flyers entered the market after the pandemic practically shut down commercial airliners in 2020. These newcomers are generally affluent passengers who would traditionally travel in first-class seats but never thought they needed to fly privately. After experiencing the perks of private aviation – the lack of disruption of canceled flights, crowded airports, and security checkpoints –many will likely be private aviation users for the long haul.

Forbes predicts private jet market growth will continue, and the overall private aviation market will emerge from the pandemic 5% to 10% larger than before. According to Latitude 33 Aviation, prior to the pandemic, only 10% of those who could afford to fly privately did so. Now, research estimates that 79% of people who can afford a private jet are inclined to fly privately. In addition, 53% of new private flyers say they plan to fly privately on a regular basis post-pandemic.

Industry pundits say those that own their own aircraft and fly fewer than 400 hours per year are underutilizing their aircraft. Per the private jet company NetJets, “most evaluations on the cost of a private jet do not account for depreciation, and the variable costs for maintaining and operating a private jet are considerable.” This sets the stage for why we believe demand at private aviation platforms such as Vista or the fractional ownership model at NetJets is likely to continue to prosper.

2023 Semi-Annual Report 13

A VistaJet contract and NetJets’ fractional aircraft ownership program are quite different. VistaJet is a five-page contract that basically states that Vista has an obligation to transport, and the client has an obligation to pay. Prices range from around $12,000 to $20,000 per hour depending on membership level and aircraft. NetJets has a roughly 150-to-200-page contract including a share-purchase agreement, operating agreement, and surcharge agreement. Fractional ownership requires significant investment and ongoing expenses, including monthly management fees and flight costs.

Currently, Vista has an approximately 2% market share in an estimated $67 billion fragmented market, along with significant whitespace for organic growth. NetJets is the market leader with approximately 10% market share.

Our History with Vista

At our initiation of coverage back in January 2020, Vista was rated: Caa1 by Moody’s and B+ by Fitch. As management executed its playbook, positive rating migration followed. Today, Vista is rated B3 by Moody’s and BB- by Fitch. As of June 30, 2023, we own Vista corporate bonds maturing in 2027 and 2030 in the Core Plus Income Fund. Our allocation to Vista in Fund is approximately 0.5% of assets and approximately 10% of the Fund’s total high-yield allocation. The Vista securities that mature in 2027 trade at approximately 400 bps (4%) wide to B-rated consumer discretionary names, and, if held to maturity, will generate a yield of 11.3%. We believe we are being compensated more than appropriately for the risk.

Looking Ahead

We believe Vista’s platform has been scaled to support the next 3-to-5 years of growth. Growth is expected to continue through Vista’s contractual, asset-lite offering which continues to demonstrate strong momentum. We believe incremental EBITDA growth can be achieved through fleetwide utilization of program sales and optimizing operations. Currently, management has announced no further M&A targets, no capital expenditure commitments, and no financing needs to bolster liquidity.

In our view, the contractual nature of the program sales combined with Vista’s historical retention rate of approximately 90%, ample whitespace for organic growth, lack of additional M&A/fleet needs, low capital commitments, annual free cash flow generation, and reasonable liquidity indicate that strong fundamentals are here to stay through the maturity of our allocation.

Continued deleveraging is expected via EBITDA growth, the natural amortization of fleet debt (which increases free cash flow), possible leverage-neutral unsecured issuances to unencumber the balance sheet and debt reduction via free cash flow. It is conceivable that further ratings upgrades are possible and spread compression warranted.

David Kratz, fixed income research analyst, joined Weitz Investment Management in 2004. He has held multiple roles with the firm, including client services representative, equity intern, internal wholesaler and product specialist. In 2017, he joined the fixed income team as a research associate. David has a bachelor's in finance, a master's in security analysis and portfolio management, and an MBA from Creighton University.

14 2023 Semi-Annual Report

CONSERVATIVE ALLOCATION FUND

Portfolio Managers: Brad Hinton, CFA & Nolan Anderson

Investment Style: Conservative Allocation

The Conservative Allocation Fund’s Institutional Class returned -0.87% for the third quarter compared to -3.03% for the Morningstar Moderately Conservative Target Risk Index. Year-to-date, the Fund’s Institutional Class has returned +5.42% compared to +2.33% for the index.

Financial markets took a breather in the third quarter. Despite signs of progress, the Federal Reserve stated clearly that its task of taming inflation was not yet done. Fed Chair Powell outlined a potential path of “higher for longer” interest rates, and bulls got spooked. September lived up to its billing as the cruelest month for equity owners, and the month was also unkind to bond holders. Investor sentiment for most assets continued to wobble as summer gave way to autumn.

Defense was the name of the game, and the Fund held up well in this more challenging environment. The Fund’s collection of shorter-maturity bonds generated mildly positive returns, despite higher interest rates across the yield curve. The Fund’s stocks also delivered solid relative results, declining less than the broad equity indices.

As we have said for some time, the Fed’s forceful actions to contain inflation are likely to have both intended and unintended consequences. The ultimate effects of rapid and steep monetary tightening remain to be seen, and the range of potential outcomes seems wide. In our view, the case for owning durable, resilient, adaptable businesses paired with high-quality bonds remains compelling.

We swapped the Fund’s Liberty Broadband Corp. (LBRDK) shares back to Charter Communications, Inc., (CHTR) (Charter is by far Liberty Broadband’s largest asset), and the combined position was the most notable quarterly contributor. Investor sentiment around broadband’s competitive position became less negative, and the stocks rebounded nicely from what we considered oversold levels. Alphabet, Inc., (GOOG) added to its exceptional year-to-date returns, while Markel Group, Inc., (MKL) and Comcast Corp. (CMCSA) also contributed to quarterly results.

Vulcan Materials Co. (VMC) and Martin Marietta Materials, Inc., (MLM) were among the Fund’s largest quarterly detractors, giving back some of their strong year-to-date gains. Analog Devices, Inc., (ADI), Oracle Corp. (ORCL), and Microsoft Corp. (MSFT) also detracted from results as technology stocks generally fell during the quarter. The underlying businesses are doing fine, and we continue to own all five companies.

Microsoft, Alphabet, Oracle, Berkshire Hathaway, Inc., (BRK/B), and Martin Marietta Materials were the Fund’s largest year-to-date contributors. The breadth of contributors continued to be notable, with 16 stocks posting double-digit, year-to-date returns across five different sectors. Charles Schwab Corporation (SCHW) (sold in the first quarter), Diageo plc (DEO US), Danaher Corp. (DHR), and Thermo Fisher Scientific, Inc., (TMO) were the Fund’s primary detractors year-to-date. We have continued to add to the latter three positions at what we think are increasingly attractive prices.

We added a new position in Microchip Technology, Inc., (MCHP) to the Fund during the quarter. Microchip is a leading provider of mixed signal microcontrollers and analog semiconductors to a broad range of industrial, data center, automotive, communication and consumer appliance customers. The company enjoys favorable product characteristics that help drive strong profitability, and it benefits from several long-wave demand tailwinds such as electronification, automation, and growth in data communications. While Microchip is not immune from semiconductor cycles, its cash flows have been durable through cycles. The multi-year outlook is solid, and we think the company is poised to further boost per-share value growth through increasing share repurchases at discounted prices.

As principal payments continued to roll in from the Fund’s shorter-dated bonds, we have been able to reinvest at prevailing higher yields. We sprinkled in small individual positions in mortgage-backed and other asset-backed debt, with a heavy focus on sponsor quality, structural protection, and straightforward collateral. Late in the quarter as rates kept rising, we extended duration modestly by buying a heavier dose of three-to-five-year Treasuries. In line with our conservative approach, we were not active in corporate bonds at relatively tight spread levels during the quarter.

The Fund’s overall portfolio continues to evolve with market conditions. We own common equity stakes in 28 companies totaling 43.3% of net assets. High-yielding, hybrid securities account for another 1.3% of the Fund. The fixed income portfolio includes securitized debt (13.3%), investment-grade corporate bonds (0.8%), Treasury securities (39.0%), and cash equivalents/ other (2.3%). We have room to invest in new opportunities as our team uncovers them.

We think the investing landscape for allocation investors has materially improved. In our view, the Fund’s securities offer adequate long-term capital appreciation potential. Sustained, higher interest rates have enhanced the current income outlook. And sizeable holdings of short maturity Treasury securities and cash provide healthy ballast with respectable yields. As always, we encourage investors to evaluate the strategy on a total-return basis over longer time horizons.

Definitions: Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

2023 Semi-Annual Report 15

Returns

					Annualized
							Since
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	(10/1/03)	Expense	Expense
WBALX - Investor Class	(0.87)%	5.27%	10.78%	3.91%	5.23%	5.19%	5.49%	0.85%	0.99%
WBAIX - Institutional Class	(0.87)	5.42	10.95	4.06	5.36	5.25	5.52	0.70	0.79
Morningstar Moderately Conservative Target Risk Index	(3.03)	2.33	8.22	0.15	3.00	3.97	5.22

Top 10 Stock Holdings

% of Net Assets
Berkshire Hathaway, Inc.	2.8
Danaher Corp.	2.4
Microsoft Corp.	2.2
Analog Devices, Inc.	2.1
Aon plc	2.1
Thermo Fisher Scientific, Inc.	2.0
Mastercard, Inc.	1.9
Vulcan Materials Co.	1.8
Alphabet, Inc.	1.8
Visa, Inc.	1.8
20.9

Top Stock Performers

		Average
	Return	Weight	Contribution
Alphabet Inc., - Class C	9.0%	1.8%	0.15%
Liberty Broadband Corp. – Class C	13.5	0.6	0.14
Markel Group, Inc.	6.4	1.8	0.12
Comcast Corp. – Class A	7.4	1.3	0.08
Berkshire Hathaway, Inc. – Class B	2.7	2.8	0.07

Bottom Stock Performers

		Average
	Return	Weight	Contribution
Analog Devices, Inc.	(9.7)%	2.2%	(0.22)%
Martin Marietta Materials, Inc.	(10.9)	1.9	(0.22)
Vulcan Materials Co.	(10.8)	2.0	(0.21)
Oracle Corp.	(10.8)	1.6	(0.17)
Microsoft Corp.	(7.1)	2.3	(0.16)

30-Day SEC Yield

Share Class	Subsidized	Unsubsidized
Investor	2.51%	2.37%
Institutional	2.66	2.58

Industry Breakdown

% of Net Assets
Financials	13.7
Information Technology	10.7
Health Care	5.9
Materials	4.9
Communication Services	4.0
Industrials	3.1
Consumer Staples	1.0
U.S. Treasuries	39.0
Asset-Backed Securities	7.5
Mortgage-Backed Securities	2.9
Commercial Mortgage-Backed Securities	2.9
Corporate Convertible Bonds	0.9
Corporate Bonds	0.8
Non-Convertible Preferred Stocks	0.4
Cash Equivalents/Other	2.3
100.0

Fixed Income Attributes

Credit Quality

Portfolio Summary
Average Maturity	2.3 years
Average Effective Maturity	2.8 years
Average Duration	1.9 years
Average Effective Duration	1.8 years
Average Coupon	2.9%

Underlying Securities	% of Portfolio
U.S. Treasury	71.6
U.S. Government Agency Mortgage Related
Securities	2.2
AAA	17.9
AA	2.0
A	0.9
BBB	2.0
CCC	0.7
Non-Rated	1.6
Cash Equivalents	1.1
100.0

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 7/31/2024. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Source (Top Performers, Bottom Performers): Statpro

16 2023 Semi-Annual Report

CORE PLUS INCOME FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Investment Style: Intermediate-Term Core Plus Bond

The Core Plus Income Fund’s Institutional Class returned -2.35% for the third quarter compared to a -3.23% return for the Bloomberg U.S. Aggregate Bond Index (Agg). Year-to-date, the Fund’s Institutional Class returned +1.15% compared to a -1.21% return for the index. Solid relative results this quarter and positive absolute returns year-to-date were driven by portfolio positioning (shorter average duration / average life) and overall security selection relative to the index. Longer-term results (3-, 5-, and 7-year), both absolute and relative, continue to outpace the index.

Overview

In July, the Federal Reserve delivered its eleventh increase to the federal funds rate since the cycle began in March 2022, resulting in a 5.25-5.50% target rate at quarter-end. Despite a well-telegraphed pause at the September meeting, the Federal Reserve’s message was clear: the inflation fight is not done. The Fed reinforced its higher for longer messaging by removing two interest rate cuts from its latest “dot plot” forecast of Fed rate policy (Fed officials now see a fed funds rate of 5.00-5.25% in 2024, as compared to 4.50-4.75% at the June Meeting), raising its economic growth forecast and lowering its year-end unemployment target to 3.7% from 3.9% in June.

This may suggest the Fed believes the economy is too strong for them to achieve their inflation objectives despite its expectation that core inflation will peak at 3.7% this year – lower than June’s projection of 3.9% – before cooling to 2.6% in 2024. Given that the Fed believes monetary policy works primarily through the “wealth effect” channel, the Fed may be trying to tighten financial conditions by engineering higher long-term interest rates and, therefore, higher borrowing costs for consumers and businesses. In a speech on September 28, following the Fed’s September policy meeting, Chairman Powell stated “one of our goals is to influence spending and investment decisions today and in the months ahead.”

Corporate credit spreads narrowed/declined modestly in the quarter, reflecting the continued strength of the U.S. economy. The table below reflects the changes during the quarter in credit spread (incremental return, reflected in basis points – investors require rates above those of comparable U.S. Treasuries as compensation for credit risk) for the broad investment grade corporate (ICE BofA US Corporate) and high yield bond (ICE BofA US High Yield) indexes. The table also shows the changes in effective yield for the indexes. While overall spread levels moved lower in the quarter, the effective yields increased due to the rise in U.S. Treasury rates.

	6/30/2023	9/30/2023
Ice BofA US Corporate Index
Option-Adjusted Spread (bps)	130	125
Effective Yield (%)	5.55%	6.07%
Ice BofA US High Yield Index
Option-Adjusted Spread (bps)	405	403
Effective Yield (%)	8.35%	8.80%

Over the past year, the Core Plus Income Fund’s yield-to-worst (YTW) has continued to increase. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund’s YTW increased from 6.00% on September 30, 2022, to 6.40% on September 30, 2023 – comparing favorably to the index’s YTW of 5.39% as of September 30 (see table below), while we have narrowed the duration gap relative to the Agg.

YTW / Duration Analysis | Weitz Core Plus Income Fund vs. Bloomberg U.S. Agg

	9/30/2022	9/30/2023	Change	%
Yield to Worst (%):
Core Plus Income Fund	6.00	6.40	0.40	6.67
U.S. Agg Index	4.81	5.39	0.58	12.06
	9/30/2022	9/30/2023	Change	%
Average Duration (yrs):
Core Plus Income Fund	5.4	5.7	0.52	5.6
U.S. Agg Index	6.2	6.1	(0.03)	(1.6)

Portfolio Positioning

The table below shows the change in allocation to various sectors, from the prior quarter and from the prior year. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

	9/30/2023	6/30/2023	Qtr Over	9/30/2022	Yr Over
	Current	Previous	Qtr	Previous	Yr
Sector (% of Net Assets)	Quarter	Quarter	Change	Year	Change
Corporate Bonds	14.3	14.9	-0.6	21.5	-7.2
Corporate Convertible Bonds	0.1	0.3	-0.2	0.5	-0.4
Asset-Backed Securities	26.7	27.6	-0.9	29.4	-2.7
(ABS)
Corporate Collateralized	9.8	9.3	0.5	12.5	-2.7
Loan Obligations (CLOs)*
Commercial Mortgage-	5.9	6.1	-0.2	10.3	-4.4
Backed Securities (CMBS)
Agency Mortgage-Backed	10.7	7.6	3.1	1.1	9.6
(MBS)
Non-Agency Mortgage	2.3	2.3	0.0	0.4	1.9
Backed (RMBS)
Non-Convertible Preferred	0.1	0.1	0.0	0.4	-0.3
Stock
Taxable Municipal Bonds	0.1	0.1	0.0	0.3	-0.2
U.S. Treasury	38.6	37.4	1.2	34.5	4.1
Common Stock	0.0	0.0	0.0	0.0	0.0
Cash & Equivalents	1.2	3.6	-2.4	1.6	-0.4
Total (does not include	100.0	100.0		100.0
CLO line)
High Yield**	3.7	4.9	-1.2	11.1	-7.4

Average Effective Duration	5.7	5.4	0.3	5.2	0.5
(years)
Average Effective Maturity	9.4	8.6	0.8	8.3	1.1
(years)

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**For the current period, high-yield exposure consists of investments in the Corporate, Corporate Convertible, ABS, and CMBS sectors.

Totals may be greater or less than 100 due to rounding.

The largest change in sector allocation during the third quarter was an increase in mortgage-backed securities (MBS). The Fund had not had a meaningful investment in MBS in its nine-year life, but that all changed in 2023 – with most of the investments occurring over the past two quarters, where nearly 13% of Fund assets were deployed, primarily in agency (Fannie Mae and Freddie Mac) MBS but also in prime jumbo MBS (mortgages too large to be eligible for inclusion in agency MBS). What changed? Since the Great Financial Crisis, the Federal Reserve

2023 Semi-Annual Report 17

has been an active and large buyer of agency MBS via its various quantitative easing (QE) campaigns. From no exposure at the end of 2008, the Fed accumulated nearly $2.75 trillion of agency MBS. This action helped keep mortgage rates lower than they might otherwise have been – and led to, we believed, less attractive opportunities to invest in that part of the fixed income marketplace. Last year, the Fed stopped accumulating MBS and allowed its portfolio to shrink via quantitative tightening (QT), however modestly. And the early part of 2023 saw three of the largest bank failures in U.S. history which resulted in a meaningful reduction, if not exodus, by many banks (especially regional) from the MBS marketplace. With key MBS buyers no longer present and increased interest rate volatility, the market repriced MBS spreads meaningfully wider/higher than they had been, as measured by the difference between current production/coupon MBS and the average of 5- and 10-year Treasury bonds.

So, we believe spreads became more attractive (higher) – AND interest rates climbed meaningfully from where they had been stuck for so many years of zero interest-rate policy (ZIRP), presenting meaningful coupon income as a complement to the Fund’s Treasury bond exposure. In addition, the relative value of MBS versus investment-grade corporate bonds are at some of the widest yield/return differentials in a decade, allowing investors to improve yields and remain investment-grade.

In addition to MBS, we added Treasury securities, principally in the 7-10-year and 20-year maturities. We also added to our auto and consumer ABS holdings, primarily via the new issue market. In collateralized loan obligations (CLOs), we invested in new issue commercial real estate (CRE) CLOs from Argentic and two new middle-market CLO sponsors, Bain Capital and CIFC-LBC.

In terms of overall portfolio metrics, the Fund’s average effective maturity increased to 9.4 years as of September 30, 2023, from 8.6 years as of June 30, 2023, while our average effective duration increased to 5.7 years from 5.4 years over the same time period, compared to the Agg’s average effective duration of 6.1 years on September 30. These measures provide a guide to the Fund’s interest rate sensitivity. A higher average effective duration increases the Fund’s price sensitivity to changes in interest rates (either up or down).

As of September 30, our high-yield exposure as a percent of net assets was 3.7%, down from 4.9% on June 30, 2023. The Fund can invest up to 25% of net assets in high yield, therefore we have ample capacity to take advantage of valuation discrepancies/opportunities in the high yield area.

Top Quarterly Contributors

•	Collateralized Loan Obligations: Our CLO (both CRE CLOs and MM CLOs) portfolio was the largest positive contributor to returns during the third quarter. Our CLOs benefited from moderate price appreciation and rising coupon income. Our CLO portfolio consists of floating rate securities with coupon payments that reset on a monthly or quarterly basis, and closely track the fed funds rate. As of June 30, our CLO portfolio had a YTW of 8.2%.
•	Asset Backed Securities: Our ABS portfolio contributed solid coupon income to the portfolio while market prices remained largely stable.

Top Quarterly Detractors

•	Treasury Bonds: U.S. Treasuries were the primary detractor to performance. With a duration of approximately 11 years, our Treasury portfolio experienced unrealized mark-to-market losses as interest rates rose significantly during the quarter.

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average duration of 3.5 to 7 years. We may seek to capture attractive coupon income and potential price appreciation by investing in longer-duration and lower-quality bonds when attractively priced. We may also invest up to 25% in fixed income securities that are not considered investment grade (such as high yield and convertible bonds as well as preferred and convertible preferred stock), and we do so when we perceive the risk/reward characteristics to be favorable.

We do not, and will not, try to mimic any particular index as we construct our portfolio. We believe our flexible mandate and high-conviction portfolio will benefit investors over the long term. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence work our equity teammates conduct on companies and industries.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and to avoid making interest rate bets, particularly those that depend on interest rates going down. We have often maintained a lower duration profile than the index, particularly in very low-yield environments. Our shorter duration profile has benefited shareholders in periods of rising interest rates.

Maintaining a diversified portfolio and liquidity reserves is a key element of our risk management approach. As a result, we have not held back from owning U.S. Treasury bonds and, at times like now, cash reserves. We believe this approach has served our clients well, particularly in extreme market environments like the pandemic brought upon us in March 2020.

The Benefit of Higher Rates

Rising interest rates across the yield curve pave the way for higher coupon income today and provide the potential for greater total returns in the future. For the first time in over 15 years, the return prospects of a diversified portfolio of higher quality U.S. fixed income securities may be highly competitive versus the historical returns on equities, which are likely much less uncertain and which have significantly less downside risk. Given the current interest rate environment, we continue to believe that now is a good time for investors to consider adding to their fixed income allocation.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. CRE CLOs refer to commercial real estate collateralized loan obligations backed by a pool of commercial loans. Investment Grade Bonds are those securities rated at least BBB- by one or more credit rating agencies. Middle market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit rating agencies. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

18 2023 Semi-Annual Report

Returns

					Annualized
						Since
						Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	(7/31/14)	Expense	Expense
WCPNX - Investor Class	(2.50)%	0.96%	2.38%	(1.79)%	2.12%	2.33%	0.55%	0.82%
WCPBX - Institutional Class	(2.35)	1.15	2.59	(1.67)	2.26	2.50	0.45	0.59
Bloomberg U.S. Aggregate Bond Index	(3.23)	(1.21)	0.64	(5.21)	0.10	0.85

Fixed Income Attributes
Portfolio Summary
Average Maturity	9.0 years
Average Effective Maturity	9.4 years
Average Duration	6.3 years
Average Effective Duration	5.7 years
Average Coupon	4.94%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	(0.1)
Less than 1 year	11.4
1 - 3 Years	11.0
3 - 5 Years	11.1
5 - 7 Years	8.1
7 - 10 Years	24.5
10 Years or more	34.0
Common Stocks	0.0
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	39.0
U.S. Government Agency Mortgage
Related Securities	9.8
AAA	8.9
AA	10.2
A	12.6
BBB	15.6
BB	2.1
B	1.4
CCC	0.1
Non-Rated	0.4
Cash Equivalents	(0.1)
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	5.55%	5.30%
Institutional	5.64	5.53

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 7/31/2024. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expenses ratios are as of the Fund’s most recent Prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution):
Bloomberg Analytics

2023 Semi-Annual Report 19

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20 2023 Semi-Annual Report

LARGE CAP EQUITY FUND

Portfolio Manager: Brad Hinton, CFA

Investment Style: Large Cap

The Large Cap Equity Fund’s Institutional Class returned -1.74% for the third quarter compared to -3.15% for the Russell 1000. Year-to-date, the Fund’s Institutional Class has returned +17.04% compared to +13.01% for the Russell 1000.

After a roaring first half, the stock market took a breather in the third quarter. Despite signs of progress, the Federal Reserve stated clearly that its task of taming inflation was not yet done. Fed Chair Powell outlined a potential path of “higher for longer” interest rates, and bulls got spooked. September lived up to its billing as the cruelest month for equity owners, and investor sentiment continued to wobble as summer gave way to autumn.

The Fund held up well in this environment, posting solid relative results despite the modest quarterly decline. As we have said for some time, the Fed’s forceful actions to contain inflation are likely to have both intended and unintended consequences. The ultimate effects of rapid and steep monetary tightening remain to be seen, and the range of outcomes is wide. Our aim is to own companies that don’t depend on smooth sailing. Durable, resilient, adaptable businesses can often make their own breaks, and we own a collection of them.

The Fund’s Charter Communications, Inc., (CHTR) position, as well as Liberty Broadband Corp. (LBRDK) which owns 26% of Charter, were the most notable quarterly contributors. Investor sentiment around broadband’s competitive position became less negative, and the stocks rebounded nicely from what we considered oversold levels. As for other quarterly contributors, Alphabet, Inc., (GOOG) and Meta Platforms, Inc., (META) added to their exceptional year-to-date returns. After a series of moves to simplify its structure, Liberty SiriusXM (LSXMK) closed the quarter by proposing a combination with Sirius XM Holdings, Inc., (SIRI). We believe the transaction, if completed, should help unlock the trapped value we have long seen in LSXMK shares.

Quarterly detractors included CoStar Group, Inc., (CSGP), Vulcan Materials Co. (VMC), Analog Devices, Inc., (ADI), CarMax, Inc., (KMX), and Oracle Corp. (ORCL). None of the stock price moves were extreme, and the companies’ reported results have been within expected ranges. The near-term outlooks for CarMax and Analog Devices remain challenging, and we think their stock prices more than reflect it. In each case we have seen nothing to derail our investment thesis.

Meta Platforms and Alphabet were the true year-to-date standouts. After steep declines in 2022, both stocks rebounded sharply due to a combination of solid fundamentals, disciplined operational execution, and improved sentiment. Despite outsized gains and attention, we think both Alphabet and Meta remain undervalued. Other notable year-to-date contributors included Adobe, Inc., (ADBE), Salesforce, Inc., (CRM), and Oracle. Charles Schwab Corporation (SCHW) (sold in the first quarter), Fidelity National Information Services, Inc., (FIS), Thermo Fisher Scientific, Inc., (TMO), and Danaher Corp. (DHR) were the Fund’s largest detractors year-to-date.

We added new positions in Microchip Technology, Inc., (MCHP) and Equifax, Inc., (EFX) during the quarter. Both companies face near-term headwinds that mask the earnings power and compelling valuations that we see for patient investors. Brief capsules follow, but we’d nudge interested readers to listen to equity analyst Mo Spolan discussing Equifax on a recent episode of the Business Breakdowns podcast, and to stay tuned for an upcoming Analyst Corner feature on Microchip Technology from director of equity research Barton Hooper and junior equity analyst Andrew McClure.

Microchip is a leading provider of mixed signal microcontrollers and analog semiconductors to a broad range of industrial, data center, automotive, communication and consumer appliance customers. The company enjoys favorable product characteristics that help drive strong profitability, and it benefits from several long-wave demand tailwinds such as electronification, automation, and growth in data communications. While Microchip is not immune from semiconductor cycles, its cash flows have been durable through cycles. The multi-year outlook is sturdy, and we think the company is poised to further boost per-share value growth through increasing share repurchases at discounted prices.

Equifax is best known as one of three primary U.S. credit bureaus, but the company’s crown jewel is the Equifax Workforce Solutions (EWS) business. The core business of EWS is Verification Services, which is powered by The Work Number (TWN) database with income and employment data on 120 million Americans. TWN is used for mortgage origination, pre-employment background screening, and government benefit applications. The EWS business generally grows at a teens rate with high margins, a long unit expansion runway, and pricing power. We think Equifax is underearning today due to depressed mortgage volumes and weak gross hiring. As these end markets stabilize, our view is that revenue and cash flows can accelerate meaningfully.

We also received distributions of two new securities through corporate actions during the quarter. Laboratory Corp. of America Holdings (LH) spun out its clinical research organization (CRO) business to shareholders under the name Fortrea Holdings, Inc., (FTRE). We quickly exited this new position when the stock traded into the mid-$30s, above our business value estimate. Liberty Media Corp. again reattributed assets and created a new tracking stock called Liberty Live (LLYVK), which was distributed to owners of Liberty SiriusXM. We held onto the Fund’s new Liberty Live shares. We like the underlying Live Nation Entertainment, Inc., (LYV) businesses, and we think the tracking stock trades at a reasonable valuation.

We have a focused portfolio that is well-aligned with our vision for successful large-cap investing. The Fund has concentrated ownership stakes in 29 companies, with the top ten representing nearly half of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. Our current estimate is that the portfolio trades at a price-to-value in the low-80s, which we believe offers adequate return potential over a multi-year period.

2023 Semi-Annual Report 21

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(5/9/86)	Expense	Expense
WVALX - Investor Class	(1.76)%	16.92%	25.95%	8.03%	9.71%	8.88%	7.47%	10.19%	1.04%	1.04%
WVAIX - Institutional Class	(1.74)	17.04	26.09	8.20	9.91	9.08	7.57	10.24	0.89	0.89
Russell 1000 Index	(3.15)	13.01	21.19	9.53	9.62	11.62	9.78	10.39
S&P 500 Index	(3.27)	13.07	21.62	10.15	9.91	11.91	9.71	10.42

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	7.4
Berkshire Hathaway, Inc.	4.9
Visa, Inc.	4.7
Danaher Corp.	4.7
Thermo Fisher Scientific, Inc.	4.6
Mastercard, Inc.	4.6
Analog Devices, Inc.	4.5
Vulcan Materials Co.	4.2
CoStar Group, Inc.	4.2
Meta Platforms, Inc.	4.0
47.8

Industry Breakdown
% of Net Assets
Information Technology	26.6
Financials	20.9
Communication Services	19.5
Health Care	11.7
Materials	6.5
Consumer Discretionary	6.0
Real Estate	4.2
Industrials	2.0
Cash Equivalents/Other	2.6
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Alphabet, Inc. – Class C	9.0%	7.3%	0.58%
Liberty Broadband Corp. – Class C	14.1	3.3	0.45
Charter Communications, Inc. – Class A	19.8	2.1	0.36
Liberty Media Corp – Liberty SiriusXM	6.7	2.2	0.25
Meta Platforms, Inc. – Class A	4.7	3.9	0.18

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Costar Group, Inc.	(13.6)%	4.5%	(0.60)%
Vulcan Materials	(10.2)	4.4	(0.46)
Analog	(9.7)	4.5	(0.44)
CarMax, Inc.	(15.5)	2.5	(0.41)
Oracle.	(10.8)	0.4	(0.37)

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 7/31/2024. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro
Source (Capitalization): Bloomberg Analytics

22 2023 Semi-Annual Report

MULTI CAP EQUITY FUND

Portfolio Managers: Wally Weitz, CFA, Brad Hinton, CFA & Drew Weitz

Investment Style: Multi-Cap Value

The Multi Cap Equity Fund’s Institutional Class returned -2.06% for the third quarter compared to -3.25% for the Russell 3000. Year-to-date, the Fund’s Institutional Class has returned +9.13% compared to +12.39% for the Russell 3000.

After posting double-digit positive returns for the first half of 2023, stocks took a breather in the third quarter, as did bonds. The great debate over inflation and monetary policy rages on. Year-over-year price increases have slowed materially but remain stubbornly above the Fed’s 2% long-term objective. Whether or not the Fed will raise short-term rates again is anyone’s guess. But the third quarter’s lackluster returns, particularly in bond markets, suggest investors are coming to terms with the Fed’s “higher for longer” message.

Monetary policy is famously said to operate with “long and variable lags,” meaning the impact on consumers and the economy will only be fully known in hindsight. Some portions of the economy, like the labor market, have remained resilient thus far while more rate-sensitive corners already feel pain. Surging mortgage rates, for example, have significantly pressured consumers’ ability to purchase a new home. In their own words, the Fed is “navigating by the stars under cloudy skies” and investors are similarly looking out over a cloudy horizon. In our estimation, such conditions reinforce our desire to own a collection of high-quality, durable businesses led by talented management teams capable of navigating uncertain times and potentially coming out the other side even stronger.

Liberty Broadband Corp. (LBRDA) was a top contributor this quarter. Concerns regarding fiber overbuilding and wireless substitution from Charter’s core broadband offering have lessened, while the company’s footprint expansion has increased its addressable market. Liberty SiriusXM (LSXMK) successfully separated its holdings of satellite radio provider SiriusXM Holdings, Inc., (SIRI) and live entertainment / ticketing leader Live Nation Entertainment, Inc., (LYV) into distinct tracking stocks. Liberty management later proposed an outright combination with SiriusXM, whereby all shareholders would own shares directly in the newly combined entity. If such a deal is made, it would collapse the tracking stock structure which historically traded below its mark-to-market value. Shares of Black Knight, Inc., (BKI) rallied when the Federal Trade Commission withdrew its opposition to the company’s business combination with Intercontinental Exchange, Inc., (ICE). We sold our remaining shares as the price approached the proposed deal value.

On a year-to-date basis, Meta Platforms, Inc., (META) remains the Fund’s standout contributor on the back of a nearly 150% return. Meta’s “year of efficiency” (an initiative to cut costs and create a leaner organization) has bolstered profitability while operating results show renewed momentum. Liberty Broadband was also a top year-to-date contributor, and continued recoveries from prior year drawdowns landed Google parent Alphabet, Inc., (GOOG) and Guidewire Software, Inc., (GWRE) top spots as well. Martin Marietta Materials, Inc., (MLM) shares have taken “three steps forward, one step back” so far this year. Favorable pricing dynamics and healthy pipelines of infrastructure projects powered healthy gains for the material supplier through the first half of the year, before giving back some stock price appreciation in the third quarter. Despite the step back, Martin Marietta remains a top contributor for the year.

Like Martin Marietta, Costar Group, Inc., (CSGP) and CarMax, Inc., (KMX) generated negative returns in the third quarter, but are positive contributors to year-to-date performance. Perimeter Solutions SA (PRM), the leading provider of fire retardants and firefighting foam, experienced weakened quarterly results due to a decline in wildfire activity, particularly in its largest market, California. Acres burned this year have been significantly below average, diminishing cash flow and obscuring the company’s potential earnings power in a more typical year. Finally, investors appear to be taking a “wait and see” approach to LKQ Corp.’s (LKQ) acquisition of Canadian operation, Uni-Select, particularly as LKQ will pause its stock buyback program to reduce debt taken on to finance the deal. We remain constructive on the combined company’s prospects and ability to resume repurchases over the long term. Lastly, as we wrote last quarter, we realized losses early this year upon exiting our positions in First Republic Bank (FRCB) and Charles Schwab Corporation (SCHW) in the wake of regional bank stress. These companies no longer impact our forward-looking performance but are likely to remain on the top detractors list for the remainder of the year.

During the third quarter, we initiated a new position in Equifax, Inc., (EFX). Many will be familiar with Equifax as one of three consumer credit reporting bureaus and an indispensable partner for lenders in the extension and pricing of loans. Right now, surging borrowing costs are pressuring demand for mortgages and, therefore, banks’ demand for credit reports. Mortgages remain an important end market for Equifax, but we believe the current environment has overshadowed the opportunity within the faster-growing, higher-margin Equifax Workforce Services (EWS) business. EWS extends Equifax’s traditional credit reporting business with additional sources, most notably income and employment data sourced directly from employers’ payrolls or third-party payroll providers. This additional data increases the potential use cases for Equifax’s verification services into faster growth end-markets, for example employment background screening or qualification for government benefits programs.

Additionally, two portfolio companies spun-off subsidiaries to shareholders during the third quarter. We sold our shares of Laboratory Corp. of America Holdings (LH) clinical trial management business, Fortrea Holdings, Inc., (FTRE), shortly upon receipt as it initially traded above our base-case estimate of business value. LICT Corp. (LICT) also spun off a small Michigan broadband business, Machten, Inc. (MACT), though its small size makes it somewhat immaterial to overall Fund results. Other portfolio activity included trims of Costar Group, Inc., (CSGP), Liberty Latin America Ltd. (LILAK), Meta Platforms, and Martin Marietta Materials; and additions to ACI Worldwide, Inc., (ACIW) and Perimeter Solutions.

We believe that investing in businesses of all sizes, using our Quality at a Discount framework, is an enduring advantage of a multi-cap investing strategy. Valuation remains our North Star, and we think our stocks are priced at reasonable, attractive discounts to business value. Collectively, the portfolio trades at an estimated price-to-value ratio in the upper 70s, a level that suggests we can earn healthy, risk-adjusted returns.

2023 Semi-Annual Report 23

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPVLX - Investor Class	(2.08)%	9.03%	18.18%	6.97%	5.04%	5.34%	6.54%	10.87%	1.07%	1.07%
WPVIX - Institutional Class	(2.06)	9.13	18.36	7.16	5.26	5.55	6.65	10.93	0.89	0.89
Russell 3000 Index	(3.25)	12.39	20.46	9.38	9.14	11.27	9.68	10.73
S&P 500 Index	(3.27)	13.07	21.62	10.15	9.91	11.91	9.71	11.01

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	6.9
Berkshire Hathaway, Inc.	6.6
Liberty Broadband Corp.	5.1
CoStar Group, Inc.	4.7
HEICO Corp.	4.4
Visa, Inc.	4.0
Vulcan Materials Co.	4.0
Meta Platforms, Inc.	3.9
Martin Marietta Materials, Inc.	3.9
LKQ Corp.	3.8
47.3

Industry Breakdown
% of Net Assets
Communication Services	27.5
Financials	21.0
Information Technology	10.4
Materials	9.6
Industrials	8.3
Consumer Discretionary	7.3
Health Care	6.4
Real Estate	4.7
Warrants	0.0
Cash Equivalents/Other	4.8
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Black Knight, Inc.	24.8%	1.1%	0.59%
Liberty Broadband Corp.	14.0	4.8	0.59
Guidewire Software, Inc.	18.3	3.2	0.52
Alphabet, Inc. – Class C	9.0	6.5	0.51
Liberty Media Corp. Liberty SiriusXM	6.4	3.8	0.39

Bottom Stock Performers
		Average
	Return	Weight	Contribution
CarMax, Inc.	(16.9)%	3.7%	(0.66)%
CoreCard Corp.	(21.1)	2.6	(0.61)
Perimeter Solutions SA	(26.2)	2.0	(0.59)
CoStar Group, Inc.	(13.7)	2.9	(0.41)
Texas Instruments, Inc.	(11.0)	2.7	(0.30)

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 7/31/2024. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.
Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

24 2023 Semi-Annual Report

NEBRASKA TAX FREE INCOME FUND

Portfolio Manager: Tom Carney, CFA

Investment Style: Municipal-State Bond

The Nebraska Tax Free Income Fund returned -2.86% in the third quarter compared to a -2.03% return for the Bloomberg 5-Year Municipal Bond Index. Year-to-date, the Fund’s total return was -1.70% compared to a -0.86% return for the index. Underperformance has been primarily driven by the Fund’s nearly 30% exposure to investments maturing beyond seven years where the year-to-date increase in interest rates had the largest impact on valuations.

Overview

In July, the Federal Reserve delivered its eleventh increase to the federal funds rate since the cycle began in March 2022, resulting in a 5.25-5.50% target rate at quarter-end. Despite a well-telegraphed pause at the September meeting, the Federal Reserve’s message was clear: the inflation fight is not done. The Fed reinforced its “higher for longer” messaging by removing two interest rate cuts from its latest “dot plot” forecast of Fed rate policy (Fed officials now see a fed funds rate of 5.00-5.25% in 2024, as compared to 4.50-4.75% at the June Meeting), raising its economic growth forecast and lowering its year-end unemployment target to 3.7% from 3.9% in June.

This may suggest the Fed believes the economy is too strong for them to achieve their inflation objectives despite its expectation that core inflation will peak at 3.7% this year – lower than June’s projection of 3.9% – before cooling to 2.6% in 2024. Given that the Fed believes monetary policy works primarily through the “wealth effect” channel, the Fed may be trying to tighten financial conditions by engineering higher long-term interest rates and, therefore, higher borrowing costs for consumers and businesses. In a speech on September 28, following the Fed’s September policy meeting, Chairman Powell stated “one of our goals is to influence spending and investment decisions today and in the months ahead.”

Municipal bonds underperformed Treasuries in the third quarter as yield ratios of municipal bonds relative to comparable U.S. Treasuries moved higher. The ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury (MT ratio), a metric we often use as a reasonable comparison to the makeup (average life and duration) of our Fund, increased from 63% on June 30, 2023, to 73% on September 30, 2023. This ratio, which is modestly below the 10-year monthly average, remains a reasonably useful tool in measuring the relative attractiveness of tax-free municipal bonds compared to U.S. Treasury bonds. All else equal, the higher the MT ratio, the more appealing municipal bonds become given their tax-advantaged status.

Top Quarterly Contributors

•	No segment generated positive results in the quarter

Top Quarterly Detractors:

•	City general obligation bonds issued by Norfolk, Bellevue, Kearney, and Blair, Nebraska
•	School district general obligation bonds issued by Wayne County, Nebraska, Winside School District; Dodge County, Nebraska, School District; Sarpy County, Nebraska, School District (Bellevue); and Papillion-La Vista, Nebraska, School District
•	Tax-supported lease revenue bonds issued by Omaha, Nebraska, Public Facilities Corporation; Papillion, Nebraska, Municipal Facilities Corporation; and Sarpy County, Nebraska, certificates of participation
•	Combined utility revenue bonds issued by Dawson, Columbus, and Grand Island, Nebraska
•	County general obligation bonds issued by Seward County, Nebraska, and Bexar County, Texas
•	General revenue bonds issued by Boys Town Village
•	Hospital revenue bonds issued by Douglas County, Nebraska, Health Facilities (Nebraska Medicine)
•	Single-family housing revenue bonds issued by Nebraska Investment Finance Authority

Turning to portfolio metrics, the average effective duration of the Fund increased in the quarter to 3.9 years on September 30, 2023, from 3.5 years on June 30, 2023. During the same time period, average effective maturity increased to 5.1 years from 4.1 years. Overall asset quality remains high, with approximately 93% rated A or better by one or more of the nationally recognized statistical rating organizations.

While it is unpleasant to report on this year’s Fund performance, we believe potential forward returns have improved dramatically as highlighted by the Fund’s improved yield-to-worst (YTW) (4.1% as of September 30, 2023). As a reminder, YTW has historically been a reasonable predictor of forward returns. In addition, the Fed’s higher-for-longer stance is feeding a sustained environment of elevated yields which, we believe, is providing one of the most attractive entry points for municipal investors in more than a decade.

The following page includes additional details regarding the breakdown of our holdings. Our investments are broad, and they are all backed by a consistent philosophy: we strive to own only those investments we believe compensate us for the incremental credit risk. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

2023 Semi-Annual Report 25

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(10/1/85)	Expense	Expense
WNTFX	(2.86)%	(1.70)%	1.73%	(1.80)%	0.52%	0.69%	1.91%	3.95%	0.46%	0.96%
Bloomberg 5-Year Municipal Bond Index	(2.03)	(0.86)	2.16	(1.71)	1.03	1.44	2.64	N/A

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	2.88%	2.29%

Fixed Income Attributes
Portfolio Summary
Average Maturity	6.3 years
Average Effective Maturity	5.1 years
Average Duration	4.3 years
Average Effective Duration	3.9 years
Average Coupon	3.6%

State Breakdown
% of Net Assets
Nebraska	86.3
Texas	3.2
New Mexico	1.4
Washington	1.1
California	0.8
Florida	0.7
Utah	0.4
Colorado	0.4
Cash Equivalents/Other	5.7
100.0

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	4.5
Less than 1 Year	3.5
1 -3 Years	32.6
3 - 5 Years	20.4
5 - 7 Years	9.9
7 - 10 Years	14.6
10 Years or more	14.5
100.0

Credit Quality
Underlying Securities	% of Portfolio
AAA	9.0
AA	57.5
A	26.7
BBB	0.5
Non-Rated	1.8
Cash Equivalents	4.5
100.0

Sector Breakdown
% of Net Assets
Power	16.5
Hospital	10.1
General	8.7
Water/Sewer	6.1
Lease	5.5
Certificates of Participation	4.3
Airport/Transportation	3.6
Housing	3.1
Higher Education	2.2
Revenue	60.1
School District	13.8
City/Subdivision	8.4
County	6.1
State/Commonwealth	0.8
General Obligation	29.1
Escrow/Pre-Refunded	5.1
Cash Equivalents/Other	5.7
100.0

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 7/31/2024. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Income from municipal securities is generally free from federal taxes and state taxes for residents of the issuing state. While the interest income is tax-free, capital gains, if any, will be subject to taxes. Income for some investors may be subject to the federal Alternative Minimum Tax (AMT).

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

26 2023 Semi-Annual Report

PARTNERS III OPPORTUNITY FUND

Portfolio Managers: Wally Weitz, CFA & Drew Weitz

Investment Style: Multi-Cap Alternative

The Partners III Opportunity Fund’s Institutional Class returned -0.57% in the third quarter, compared to -3.25% for the Russell 3000. Year-to-date, the Fund’s Institutional Class has returned +10.70% compared to +12.39% for the Russell 3000.

After posting double-digit positive returns for the first half of 2023, stocks took a breather in the third quarter, as did bonds. The great debate over inflation and monetary policy rages on. Year-over-year price increases have slowed materially but remain stubbornly above the Fed’s 2% long-term objective. Whether or not the Fed will raise short-term rates again is anyone’s guess. But the third quarter’s lackluster returns, particularly in bond markets, suggest investors are coming to terms with the Fed’s “higher for longer” message.

Monetary policy is famously said to operate with “long and variable lags,” meaning the impact on consumers and the economy will only be fully known in hindsight. Some portions of the economy, like the labor market, have remained resilient thus far while more rate-sensitive corners already feel pain. Surging mortgage rates, for example, have significantly pressured consumers’ ability to purchase a new home. In their own words, the Fed is “navigating by the stars under cloudy skies” and investors are similarly looking out over a cloudy horizon. In our estimation, such conditions reinforce our desire to own a collection of high-quality, durable businesses led by talented management teams capable of navigating uncertain times and potentially coming out the other side even stronger.

Liberty Broadband Corp. (LBRDA) led the positive contribution pack this quarter. Concerns regarding fiber overbuilding and wireless substitution from Charter’s core broadband offering have lessened, while the company’s footprint expansion has increased its addressable market. Liberty SiriusXM (LSXMK) successfully separated its holdings of satellite radio provider Sirius XM Holdings, Inc., (SIRI) and live entertainment / ticketing leader Live Nation Entertainment, Inc., (LYV) into distinct tracking stocks. Liberty management later proposed an outright combination with SiriusXM, whereby all shareholders would own shares directly in the newly combined entity. If such a deal is made, it would collapse the tracking stock structure which historically traded below its mark-to-market value.

Meta Platforms, Inc., (META) has been the standout contributor this year on the back of a nearly +150% return. Meta’s “year of efficiency” (an initiative to cut costs and create a leaner organization) has bolstered profitability while operating results show renewed momentum. The spread of similar austerity measures to other technology companies have bolstered their returns, while companies perceived to benefit from advances in artificial intelligence have seen even stronger rallies. Within our portfolio, Google parent Alphabet, Inc., (GOOG), Amazon.com, Inc., (AMZN), and Microsoft Corp. (MSFT) have enjoyed returns greater than 30% this year. Finally, the Fund’s large weighting in Berkshire Hathaway, Inc., (BRK/B) magnified its market-like return into position as a top contributor. Alphabet and Berkshire Hathaway were both top contributors for the quarter as well.

On the negative side of the ledger, CoreCard Corp. (CCRD) and Perimeter Solutions SA (PR) were material detractors for both the quarter and year-to-date periods. CoreCard provides payment processing for Goldman Sachs Group, Inc.’s, (GS) credit card business, including the Apple Card. Press speculations suggest Goldman Sachs has considered moving the Apple relationship to a new provider, despite having recently signed a new, two-year contract with CoreCard. We are monitoring developments closely, and a range of potential outcomes are possible, including CoreCard retaining the processing function even if Goldman selects a new provider for other service elements. Perimeter Solutions, the leading provider of fire retardants and firefighting foam, experienced weakened quarterly results due to a decline in wildfire activity, particularly in its largest market, California. Acres burned this year have been significantly below average, diminishing cash flow and obscuring the company’s potential earnings power in a more typical year.

Qurate Retail, Inc., (QRTEP) continues to make full dividend payments on our preferred shares, but tangible signs of operating improvement remain elusive. In the coming quarters, management’s “Project Athens” plan (a multi-year turnaround plan designed to stabilize Qurate’s core business and expand its leadership in video streaming commerce) is projected to deliver cost savings and margin expansion opportunities that we will evaluate closely. CarMax, Inc., (KMX) and Costar Group, Inc., (CSGP) round out the quarterly detractors list, though we note both have delivered positive performance contributions year-to-date.

Despite positive returns in the third quarter, both Liberty SiriusXM and Fidelity National Information Services, Inc., (FIS) join Perimeter and CoreCard as top year-to-date detractors. Lastly, we decided to sell our shares of The Charles Schwab Corporation (SCHW) during the first quarter as the regional banking crisis unfolded. The decision effectively locked in Schwab’s negative impact on Fund performance but has no bearing on forward-looking returns. Nevertheless, it is likely Schwab will remain on our detractors list for the balance of 2023.

During the third quarter, Laboratory Corp. of America Holdings (LH) spun off shares of its clinical trial management business, Fortrea Holdings, Inc., (FTRE). We elected to sell our shares shortly upon receipt, as the initial stock price exceeded our base-case business value estimate. We also sold our remaining shares of Black Knight, Inc., (BKI) on the good news that the Federal Trade Commission had agreed to drop its objection to Black Knight’s business combination with Intercontinental Exchange, Inc., (ICE). We initiated a short position in shares of Live Nation, a (partial) pair trade alongside our newly received Liberty Live Nation shares. Like Liberty SiriusXM, Liberty Live (LLYVK) trades at a material discount to our estimated mark-to-market value. Shorting a portion of the tracker’s underlying asset is a way for us to monetize a portion of this discount ourselves. (We have executed the same trade in SiriusXM at various points as well.) Other notable portfolio activities include trims of Alphabet, Amazon.com, CarMax, Liberty Broadband, and Markel Group, Inc., (MKL), partially offset by additions to LabCorp and Thermo Fisher Scientific, Inc., (TMO). At quarter-end, our gross long position was 92%, mostly unchanged from 93% at the end of June. Our short position was roughly 5% of gross assets, resulting in a net long position of approximately 87%.

Definitions: Effective net is the effective long (the sum of the portfolio’s long positions, such as common stocks, or derivatives where the price increases when an index or position rises) minus the effective short (the sum of the portfolio’s short positions, such as derivatives where the price increases when an index or position falls).

2023 Semi-Annual Report 27

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/11)	Expense	Expense
WPOIX - Investor Class	(0.79)%	10.14%	15.86%	1.11%	3.97%	3.96%	7.06%	11.08%	1.75%	1.75%
WPOPX - Institutional Class	(0.57)	10.70	16.73	1.69	4.58	4.49	7.35	11.24	1.19	1.19
Russell 3000 Index	(3.25)	12.39	20.46	9.38	9.14	11.27	9.68	10.73
S&P 500 Index	(3.27)	13.07	21.62	10.15	9.91	11.91	9.71	11.01

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	10.4
Alphabet, Inc.	6.3
Liberty Broadband Corp.	5.2
Mastercard, Inc.	5.2
Visa, Inc.	4.9
Thermo Fisher Scientific, Inc.	4.8
Danaher Corp.	4.7
Amazon.com, Inc.	4.7
Roper Technologies, Inc.	4.6
Markel Group, Inc.	4.6
55.4

Top Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband Corp.	14.0%	5.5%	0.74%
Alphabet, Inc. - Class C	9.0	6.3	0.53
Liberty Media Corp. Liberty SiriusXM	9.3	3.8	0.41
Markel Group, Inc.	6.5	5.0	0.33
Berkshire Hathaway, Inc. – Class B	2.7	10.6	0.26
			100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
CarMax, Inc.	(16.9)%	3.7%	(0.66)%
CoreCard Corp.	(21.1)	2.6	(0.61)
Perimeter Solutions SA	(26.2)	2.0	(0.59)
CoStar Group, Inc.	(13.7)	3.0	(0.41)
Texas Instruments,Inc.	(11.0)	2.7	(0.30)

Industry Breakdown
% of Net Assets
Financials	28.8
Communication Services	23.6
Health Care	13.1
Information Technology	12.7
Consumer Discretionary	7.9
Real Estate	2.9
Materials	1.7
Non-Convertible Preferred Stocks	1.4
Short-Term Securities Held as Collateral for Securities on Loan	0.1
Warrants	0.0
Securities Sold Short	(4.5)
Short Proceeds/Other	7.8

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

28 2023 Semi-Annual Report

SHORT DURATION INCOME FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Investment Style: Short-Term Bond

The Short Duration Income Fund’s Institutional Class returned +1.07% in the third quarter compared to a +0.74% return for the Bloomberg 1-3 Year U.S. Aggregate Index. Year-to-date, the Fund’s Institutional Class has returned +3.74% compared to a +1.89% return for the index. Positive absolute and solid relative results were driven by portfolio positioning (shorter average duration / average life) and overall security selection relative to the index. Longer-term results (3-, 5-, and 10-year), both absolute and relative, continue to outpace the index. We believe recent and longer-term results reinforce and highlight the value of our flexible mandate and ability to reinvest/recycle/redeploy capital from the approximately one quarter of Fund assets that typically pay down/mature annually.

Overview

In July, the Federal Reserve delivered its eleventh increase to the federal funds rate since the cycle began in March 2022, resulting in a 5.25-5.50% target rate at quarter-end. Despite a well-telegraphed pause at the September meeting, the Federal Reserve’s message was clear: the inflation fight is not done. The Fed reinforced its “higher for longer” messaging by removing two interest rate cuts from its latest “dot plot” forecast of Fed rate policy (Fed officials now see a fed funds rate of 5.00-5.25% in 2024, as compared to 4.50-4.75% at the June Meeting), raising its economic growth forecast and lowering its year-end unemployment target to 3.7% from 3.9% in June.

This may suggest the Fed believes the economy is too strong for them to achieve their inflation objectives despite its expectation that core inflation will peak at 3.7% this year – lower than June’s projection of 3.9% – before cooling to 2.6% in 2024. Given that the Fed believes monetary policy works primarily through the “wealth effect” channel, the Fed may be trying to tighten financial conditions by engineering higher long-term interest rates and, therefore, higher borrowing costs for consumers and businesses. In a speech on September 28, following the Fed’s September policy meeting, Chairman Powell stated “one of our goals is to influence spending and investment decisions today and in the months ahead.” Corporate credit spreads narrowed/declined modestly in the quarter, reflecting the continued strength of the U.S. economy. The table below reflects the changes during the quarter in credit spread (incremental return, reflected in basis points – investors require rates above those of comparable U.S. Treasuries as compensation for credit risk) for the broad investment grade corporate (ICE BofA US Corporate) and high yield bond (ICE BofA US High Yield) indexes. The table also shows the changes in effective yield for the indexes. While overall spread levels moved lower in the quarter, the effective yields increased due to the rise in U.S. Treasury rates.

	6/30/2023	9/30/2023
Ice BofA US Corporate Index
Option-Adjusted Spread (bps)	130	125
Effective Yield (%)	5.55%	6.07%
Ice BofA US High Yield Index
Option-Adjusted Spread (bps)	405	403
Effective Yield (%)	8.35%	8.80%

The Fund's yield-to-worst (YTW) metric, a reasonably good proxy for expected forward returns, decreased from 6.36% on June 30, 2023, to 6.23% on September 30, 2023 – but still exceeds the index’s YTW of 5.4% on September 30. The Fund’s YTW continues to exceed the index while the Fund’s interest rate risk (duration) remains lower (see table below).

YTW / Duration Analysis | Weitz Short Duration Income Fund vs. Bloomberg 1-3 Yr U.S. Agg

	6/30/2023	9/30/2023	Change	%
Yield to Worst (%):
Short Duration Income Fund	6.36	6.23	(0.13)	(2.0)
1-3 Yr U.S. Agg Index	5.20	5.40	0.20	3.9
	6/30/2023	9/30/2023	Change	%
Average Duration (yrs):
Short Duration Income Fund	1.35	1.43	0.08	5.9
1-3 Yr U.S. Agg Index	1.79	1.78	(0.01)	(0.6)

Portfolio Positioning

The table below shows the change in allocation to various sectors, from the prior quarter and from the prior year. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

	9/30/2023	6/30/2023	Qtr Over	9/30/2022	Yr Over
	Current	Previous	Qtr	Previous	Yr
Sector (% Net Assets)	Quarter	Quarter	Change	Year	Change
Corporate Bonds	11.2	12.7	-1.5	12.6	-1.4
Corporate Convertible Bonds	1.1	1.1	0.	2.3	-1.2
Asset-Backed Securities (ABS)	38.5	41.9	-3.4	36.1	2.4
Corporate Collateralized
Loan Obligations (CLO)*	13.2	13.2	0.0	12.0	1.2
Commercial Mortgage-
Backed Securities (CMBS)	8.8	9.3	-0.5	11.0	-2.2
Agency Mortgage-Backed
(MBS)	3.6	3.3	0.3	4.0	-0.4
Non-Agency Mortgage-
Backed (RMBS)	5.9	5.4	0.5	5.9	0.0
Taxable Municipal Bonds	0.0	0.0	0.0	0.0	0.0
U.S. Treasury	29.2	24.5	4.7	25.3	3.9
Common Stocks	0.0	0.0	0.0	0.0	0.0
Cash & Equivalents	1.7	1.8	-0.1	2.8	-1.1
Total (does not include the
CLO line)	100.0	100.0		100.0
High Yield**	3.3	3.8	-0.5	5.0	-1.7
Average Effective Duration
(years)	1.4	1.4	0.0	1.5	-0.1
Average Effective Maturity
(years)	3.6	2.8	0.8	3.1	0.5

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 9/30/2023) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.

Totals may be greater or less than 100 due to rounding.

Investment activity remained strong in the third quarter as we sourced a little more than $100 million of new investments for the Fund, exceeding the Fund’s monthly/quarterly paydowns and maturities of securities (approximately $70 million in the third quarter). By design, the Fund has a distinct feature of having about 25%-30% of its holdings paydown or mature in any given

2023 Semi-Annual Report 29

year. This allows for frequent reinvestment of investor capital into areas of the fixed-income market that we believe provide the best current relative value opportunities. While this continuous reinvestment had been a headwind with rates at historic lows in recent years, it has provided meaningful return upside as interest rates, particularly short-term rates, moved higher when the Fed began to raise rates last year.

Noteworthy additions included:

•	Treasury securities – nearly half of new Fund investments in the quarter consisted of U.S. Treasury securities, principally in the 3-to-4-year area, with late quarter additions in 7-year Treasuries. We have been methodically adding duration as rates climbed (approximately 40 basis points (bps) in the 3- and 4-year area, and nearly 70 bps in 7 years). Overall Fund duration was unchanged in the quarter while effective maturity increased by nearly a year. Higher interest rates have had a meaningfully positive impact for incremental investments and future returns – but have made it mathematically harder to collectively move duration higher.
•	Asset-backed securities (ABS) issued by Pagaya, Research-Drive Pagaya, Foundation Finance, and Marlette, which are backed by automobile receivables and consumer loans (both secured and unsecured). Like most of our other ABS investments, these third-quarter investments are short average life (less than 2.5 years), senior securities from recent securitizations.
•	Agency and non-agency mortgage-backed securities (MBS)– increasing nominal interest rates and widening spreads on MBS presented opportunities to add 15-year agency MBS and front cash flow securities from well-structured non-agency MBS sponsors (JP Morgan, Goldman, and Sequoia).
•	Commercial real estate collateralized loan obligations (CRE CLOs) and middle-market collateralized loan obligations (MM CLOs) issued by Argentic and CIFC-LBC.

In terms of overall portfolio metrics, from June 30, 2023, to September 30, 2023, the Fund’s average effective maturity increased from 2.8 years to 3.6 years, and its average effective duration was unchanged at 1.4 years. These measures provide a guide to the Fund’s interest rate sensitivity. Another portfolio attribute to re-highlight is the Fund’s investments in floating-rate securities (mainly MM CLOs and CRE CLOs) – representing 22% of Fund assets as of September 30, 2023. These investments continue to experience increased coupon income due to the year-to-date tightening moves (increases in short-term interest rates) that the Fed has undertaken to combat inflation.

Top Quarterly Contributors

•	CLOs (both CRE CLOs and MM CLOs) were the Fund’s top quarterly contributors due to stable valuations and rising coupon income from these adjustable-rate investments resulting from the ongoing increase of short-term interest rates by the Fed. ABS investments broadly, U.S. Treasury securities, and corporate bonds issued by Redwood Trust were also noteworthy contributors.

Top Quarterly Detractors

•	One non-agency commercial mortgage-backed security (CMBS) investment, representing less than 0.2% of Fund assets, declined in the quarter. Mentioned in last quarter’s commentary, this investment, a single asset, single borrower (SASB) security, is backed by two very large convention center hotels in San Francisco and operated as part of the Hilton lodging brand. In June, the owner, Park Hotels and Resorts, ceased making payments on the CMBS loan secured by these two hotels. Interest payments continue to be made by the special servicer (Wells Fargo) whose role will be to work on behalf of CMBS investors to resolve this situation. We have been and will continue to be monitoring developments, which are minimal to date, and we will work toward the best outcome possible. A case study may be written at some point about how COVID-related shutdowns and state (California) governance, combined to meaningfully weaken the economic position of what had previously been a marquee convention center in California.

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average effective duration of 1.0 to 3.5 years. We may invest up to 15% in fixed income securities that are not considered investment-grade (such as high-yield and convertible bonds), and we do so when we perceive the risk/reward characteristics to be favorable.

Overall, we strive to be adequately compensated for the risks assumed while seeking to maximize investment (or reinvestment) income and avoid making interest-rate bets, particularly ones that depend on interest rates going down.

Our goals remain the same. Namely (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) conduct consistent/thorough credit surveillance, and (e) selectively take advantage of favorable risk/ reward opportunities.

We believe our ability to cast a wider net across the fixed income landscape, particularly across securitized products that have meaningful structural enhancements, where higher income relative to indexes is available, is a meaningful advantage in today’s environment.

The Benefit of Higher Rates

A final note on higher rates. The last few years have been challenging for fixed-income returns given the possibility of three years of negative results for longer-term bonds as measured by the Bloomberg Aggregate Index. However, the higher rates climb, the less impact future rate increases can have on a portfolio of bonds. Using our Fund as an example and understanding that duration is a measure of interest rate sensitivity, every 1% move would (theoretically) impact our Fund results by 1.4% (duration times interest-rate change). But now that the Fund is generating coupon returns in excess of 6% (as measured by the Fund’s YTW), current interest rates would have to increase hundreds of basis points before the Fund’s 12-month total return would be negative. Overall, considering the ‘math’ of duration, the level of current interest rates relative to inflation, and the Fund’s ability to reinvest/recycle/redeploy capital from the approximately one quarter of Fund assets that typically pay down/matures annually, we continue to believe that now is a good time for investors to consider adding to their fixed income allocation.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Investment Grade Bonds are those securities rated at least BBB-. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below. Middle market refers to smaller companies, generally with earnings before interest, taxes, and amortization of generally less than $75 million. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

30 2023 Semi-Annual Report

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/11)	Expense	Expense
WSHNX - Investor Class	1.05%	3.70%	4.77%	0.84%	1.94%	1.59%	2.80%	4.55%	0.55%	0.86%
WEFIX - Institutional Class	1.07	3.74	4.92	0.92	2.05	1.76	2.91	4.61	0.45	0.60

Bloomberg 1-3 Year U.S. Aggregate
Index	0.74	1.89	2.80	(0.73)	1.16	1.01	2.01	N/A

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.9 years
Average Effective Maturity	3.6 years
Average Duration	1.9 years
Average Effective Duration	1.4 years
Average Coupon	4.6%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	0.9
Less than 1 year	25.7
1 - 3 Years	37.4
3 - 5 Years	11.0
5 - 7 Years	6.5
7 - 10 Years	8.3
10 Years or more	10.2
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	29.4
U.S. Government Agency Mortgage
Related Securities	3.7
AAA	39.6
AA	6.7
A	6.0
BBB	9.9
BB	1.5
B	0.8
Non-Rated	1.5
Cash Equivalents	0.9
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	5.16%	4.69%
Institutional	5.25	5.12

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs,acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 7/31/2024. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2023 Semi-Annual Report 31

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32 2023 Semi-Annual Report

ULTRA SHORT GOVERNMENT FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Investment Style: Ultra-Short-Term Bond

The Ultra Short Government Fund returned +1.21% in the third quarter compared to a +1.32% return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury). Year-to-date, the Fund has returned +3.46% compared to a +3.60% return for the index.

Overview

In July, the Federal Reserve delivered its eleventh increase to the federal funds rate since the cycle began in March 2022, resulting in a 5.25-5.50% target rate at quarter-end. Despite a well-telegraphed pause at the September meeting, the Federal Reserve’s message was clear: the inflation fight is not done. The Fed reinforced its “higher for longer” messaging by removing two interest rate cuts from its latest “dot-plot” forecast of Fed rate policy (Fed officials now see a fed funds rate of 5.00-5.25% in 2024, as compared to 4.50-4.75% at the June Meeting), raising its economic growth forecast and lowering its year-end unemployment target to 3.7% from 3.9% in June.

This may suggest the Fed believes the economy is too strong for them to achieve their inflation objectives despite its expectation that core inflation will peak at 3.7% this year – lower than June’s projection of 3.9% – before cooling to 2.6% in 2024. Given the Fed believes monetary policy works primarily through the “wealth effect” channel, the Fed may be trying to tighten financial conditions through engineering higher long-term interest rates and therefore higher borrowing costs for consumers and businesses. In a speech on September 28, following the Fed’s September policy meeting, Chairman Powell noted that “one of our goals is to influence spending and investment decisions today, and in the months ahead.” The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and returns will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. As of September 30, 94.7% of our portfolio was invested in U.S. Treasury notes, 1.3% in investment-grade asset-backed securities, and 4.0% in a high-quality money market fund. The average effective duration was increased in the quarter from 0.3 years as of June 30 to 0.5 years as of September 30. The Fund’s 30-day yield increased modestly in the quarter to 5.04% as of September 30.

Given that monetary policy impacts the economy with a lag, market participants continue to believe that the Fed is close to the end of its tightening cycle but have pushed out the timing of when the Fed may need to begin cutting/lowering interest rates. While we want to be aware of what the Fed and the market are saying at any given point, we understand that these projections/ predictions are about as useful as the meteorologist’s weather forecast. However, we would not be disappointed to have rates remain at/near current levels as reinvestment opportunities, as measured by historic 6-month Treasury bill rates, haven’t been this compelling in over 15 years. Given these multi-year highs in short-term interest rates, we have moved duration higher as mentioned above.

Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else equal, a lower-duration bond portfolio is less sensitive to changes in interest rates (either up or down) than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.

The Fund’s principal investment strategies and objectives of providing current income, protecting principal, and providing liquidity remain our primary goals.

Definitions: 30-Day SEC Yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without such fee waivers and/or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect. Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

2023 Semi-Annual Report 33

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/91)	Expense	Expense
SAFEX	1.21%	3.46%	4.29%	1.56%	1.73%	1.08%	1.28%	2.26%	0.33%	0.64%
ICE BofA U.S. 6-Month Treasury Bill Index	1.32	3.60	4.59	1.68	1.84	1.25	1.62	2.77

Fixed Income Attributes
Portfolio Summary
Average Maturity	0.5 years
Average Effective Maturity	0.5 years
Average Duration	0.5 years
Average Effective Duration	0.5 years
Average Coupon	2.6%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	3.5
Less than 1 year	96.4
1 - 3 Years	0.1
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	95.3
AAA	0.9
AA	0.1
A	0.3
Cash Equivalents	3.4
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	5.04%	4.82%

All data as of 9/30/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2024. If this arrangement had not been in place, the performance result would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 10 for additional performance disclosures. See page 83 for a description of all indices. See page 84 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

34 2023 Semi-Annual Report

CONSERVATIVE ALLOCATION FUND

Schedule of Investments September 30, 2023 (Unaudited)

Common Stocks - 43.3%
	% of Net
Financials	Assets	Shares	$ Value

Transaction & Payment Processing Services	4.7
Mastercard, Inc. - Class A		10,500	4,157,055
Visa, Inc. - Class A		17,000	3,910,170
Fidelity National Information Services, Inc.		40,000	2,210,800

Multi-Sector Holdings	2.8
Berkshire Hathaway, Inc. - Class B(a)		17,500	6,130,250

Insurance Brokers	2.1
Aon plc - Class A(b)		14,000	4,539,080

Property & Casualty Insurance	1.5
Markel Group, Inc.(a)		2,250	3,313,102

Diversified Banks	1.3
JPMorgan Chase & Co.		20,000	2,900,400

Financial Exchanges & Data	1.3
S&P Global, Inc.		7,500	2,740,575

	13.7		29,901,432
Information Technology

Semiconductors	4.0
Analog Devices, Inc.		26,000	4,552,340
Microchip Technology, Inc.		30,000	2,341,500
Texas Instruments, Inc.		11,301	1,796,972

Systems Software	3.6
Microsoft Corp.		15,000	4,736,250
Oracle Corp.		30,000	3,177,600

IT Consulting & Other Services	1.7
Accenture plc - Class A(b)		12,000	3,685,320

Application Software	1.4
Roper Technologies, Inc.		6,200	3,002,536

	10.7		23,292,518
Health Care

Life Sciences Tools & Services	4.4
Danaher Corp.		21,000	5,210,100
Thermo Fisher Scientific, Inc.		8,750	4,428,988

Health Care Services	1.5
Laboratory Corp. of America Holdings		16,000	3,216,800

	5.9		12,855,888
Materials

Construction Materials	3.6
Vulcan Materials Co.		20,000	4,040,400
Martin Marietta Materials, Inc.		9,500	3,899,560

Industrial Gases	1.3
Linde plc		7,500	2,792,625

	4.9		10,732,585
Communication Services

Cable & Satellite	2.2
Comcast Corp. - Class A		55,000	2,438,700
Charter Communications, Inc. - Class A(a)		5,000	2,199,100

Interactive Media & Services	1.8
Alphabet, Inc. - Class C(a)		30,000	3,955,500

	4.0		8,593,300
Industrials

Industrial Machinery & Supplies &
Components	2.3
Fortive Corp.		35,000	2,595,600
IDEX Corp.		12,000	2,496,240

Industrial Conglomerates	0.8
Honeywell International, Inc.		9,500	1,755,030

	3.1		6,846,870
Consumer Staples

Distillers & Vintners	1.0
Diageo plc - ADR(b)		15,000	2,237,700

Total Common Stocks (Cost $52,772,877)			94,460,293

Non-Convertible Preferred Stocks - 0.4%

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $3,038,411)		30,879	884,683

Corporate Bonds - 0.8%
		$ Principal
		Amount	$ Value

AutoZone, Inc.
3.63% 4/15/25		500,000	483,685
Brown & Brown, Inc
4.2% 9/15/24		390,000	383,074
JPMorgan Chase & Co.
3.84% 6/14/25 Floating Rate (SOFR + 98)		200,000	196,508
U.S. Bancorp
2.4% 7/30/24		500,000	485,814
Vulcan Materials Co.
5.8% 3/1/26		250,000	248,876

Total Corporate Bonds (Cost $1,834,922)			1,797,957

Corporate Convertible Bonds - 0.9%

Redwood Trust, Inc.
5.63% 7/15/24 (Cost $1,961,514)		2,000,000	1,980,006

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 35

Asset-Backed Securities - 7.5%
	$ Principal
	Amount	$ Value

Automobile
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D –2.13% 3/18/26	595,000	569,065
ARI Fleet Lease Trust (ARIFL)
Series 2022-A Class A2 –3.12% 1/15/31(c)	51,180	50,521
BOF URSA VI Funding Trust I (BOF)
Series 2023-CAR1 Class A2 –5.54% 10/27/31(c)	116,920	115,337
Series 2023-CAR2 Class A2 –5.54% 10/27/31(c)	271,998	268,314
CarMax Auto Owner Trust (CARMX)
Series 2020-3 Class D –2.53% 1/15/27	360,000	347,974
Series 2021-3 Class C –1.25% 5/17/27	380,000	344,909
CFMT LLC (CFMT)
Series 2021-AL1 Class B –1.39% 9/22/31(c)	241,528	233,152
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 –0.47% 4/15/33(c)	165,639	161,240
Series 2023-1A Class A1 –5.65% 5/15/35(c)	446,993	444,178
Series 2023-2A Class A1 –6.16% 10/15/35(c)	150,000	149,945
Enterprise Fleet Financing LLC (EFF)
Series 2023-1 Class A2 –5.51% 1/22/29(c)	250,000	248,045
Series 2023-2 Class A2 –5.56% 4/22/30(c)	400,000	397,145
Flagship Credit Auto Trust (FCAT)
Series 2020-4 Class C –1.28% 2/16/27(c)	284,779	277,065
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-2 Class A2 –4.49% 3/16/26(c)	199,426	198,568
GLS Auto Receivables Issuer Trust (GCAR)
Series 2021-1A Class C –1.2% 1/15/27(c)	149,764	148,671
GM Financial Automobile Leasing Trust (GMALT)
Series 2021-3 Class B –0.76% 7/21/25	490,000	478,064
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-2 Class A2 –0.84% 2/25/28(c)	5,815	5,760
Series 2021-1 Class A2 –0.88% 9/25/28(c)	125,295	122,259
Series 2021-2 Class A4 –0.89% 12/26/28(c)	105,748	102,711
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A –1.3% 8/17/26(c)	185,825	182,563
Series 2022-1A Class A –5.21% 6/15/27(c)	357,521	354,893
Series 2023-1A Class A2 –5.68% 10/15/26(c)	197,739	197,284
Series 2023-2A Class A2 –5.93% 6/15/27(c)	365,477	364,603
OneMain Direct Auto Receivables Trust (ODART)
Series 2021-1A Class A –0.87% 7/14/28(c)	500,000	476,345
Series 2022-1A Class C –1.42% 7/14/28(c)	447,000	402,276
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D –2.22% 9/15/26	210,617	207,562
Series 2022-6 Class A2 –4.37% 5/15/25	11,194	11,187
SFS Auto Receivables Securitization Trust (SFS)
Series 2023-1A Class A2A –5.89% 3/22/27(c)	100,000	99,883
Westlake Automobile Receivables Trust (WLAKE)
Series 2021-2A Class B –0.62% 7/15/26(c)	131,549	130,678

		7,090,197

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class A –7.54% 1/20/32 Floating Rate
(TSFR3M + 221)(b) (c) (d)	500,000	500,057
Audax Senior Debt CLO 6 LLC (AUDAX)
Series 2021-6A Class A1 –7.09% 10/20/33 Floating Rate
(TSFR3M + 176)(c) (d)	500,000	489,778
BlackRock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A –7.29% 4/20/33 Floating Rate
(TSFR3M + 196)(b) (c) (d)	500,000	495,641
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class A1 –7.47% 10/20/30 Floating Rate
(TSFR3M + 214)(b) (c) (d)	466,518	466,704
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A –7.42% 10/15/31 Floating Rate
(TSFR3M + 211)(b) (c) (d)	295,671	295,517
Series 2021-6A Class A –6.97% 11/22/33 Floating Rate
(TSFR3M + 166)(b) (c) (d)	51,655	51,545
Churchill Middle Market CLO III Ltd. (CHMML)
Series 2021-1A Class A1 –7.11% 10/24/33 Floating Rate
(TSFR3M + 176)(b) (c) (d)	250,000	247,249
Fortress Credit Opportunities XV CLO Ltd. (FCO)
Series 2021-15A Class A2 –7.16% 4/25/33 Floating Rate
(TSFR3M + 181)(b) (c) (d)	500,000	491,828
Golub Capital Partners CLO 54M LP (GOCAP)
Series 2021-54A Class A2 –7.16% 8/5/33 Floating Rate
(TSFR3M + 179)(b) (c) (d)	500,000	496,425
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 –7.17% 9/14/33 Floating Rate
(TSFR3M + 176)(b) (c) (d)	500,000	492,798
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 –6.84% 4/20/29 Floating Rate
(TSFR3M + 151)(b) (c) (d)	500,000	494,785

		4,522,327

Consumer & Specialty Finance
Foundation Finance Trust (FFIN)
Series 2021-2A Class A –2.19% 1/15/42(c)	133,937	119,400
Series 2023-2A Class A –6.53% 6/15/49(c)	225,000	225,923
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-C Class A –6.56% 2/15/30(c)	175,964	175,740
Marlette Funding Trust (MFT)
Series 2023-1A Class A –6.07% 4/15/33(c)	151,638	151,380
Series 2023-3A Class A –6.49% 9/15/33(c)	219,097	219,209
Octane Receivables Trust (OCTL)
Series 2021-1A Class A5 –0.93% 3/22/27(c)	25,518	24,991
Series 2021-2A Class A –1.21% 9/20/28(c)	80,588	77,986
Series 2022-1A Class A2 –4.18% 3/20/28(c)	148,927	146,751
Series 2022-2A Class A –5.11% 2/22/28(c)	135,346	134,084
Upstart Securitization Trust (UPST)
Series 2021-3 Class A –0.83% 7/20/31(c)	3,397	3,385
Series 2021-5 Class A –1.31% 11/20/31(c)	40,350	39,741

		1,318,590

Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class A2 –0.75% 11/20/26(c)	152,286	149,533
Amur Equipment Finance Receivables XI LLC (AXIS)
Series 2022-2A Class A2 –5.3% 6/21/28(c)	123,136	122,038
Amur Equipment Finance Receivables XII LLC (AXIS)
Series 2023-1A Class A1 –5.63% 6/20/24(c)	137,440	137,399
Series 2023-1A Class A2 –6.09% 12/20/29(c)	250,000	250,329
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 –0.53% 12/22/26(c)	355,498	350,839
Series 2022-1 Class A2 –2.11% 8/23/27(c)	17,291	17,262
Series 2023-2 Class A2 –5.84% 1/22/29(c)	200,000	199,855
GreatAmerica Leasing Receivables Funding LLC (GALC)
Series 2021-1 Class B –0.72% 12/15/26(c)	500,000	466,964
HPEFS Equipment Trust (HPEFS)
Series 2023-1A Class A2 –5.43% 8/20/25(c)	500,000	498,456

The accompanying notes form an integral part of these financial statements.

36 2023 Semi-Annual Report

CONSERVATIVE ALLOCATION FUND (CONTINUED)

Schedule of Investments September 30, 2023 (Unaudited)

	$ Principal
	Amount	$ Value

MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A2 –2.77% 2/13/25(c)	150,316	149,079
Series 2022-B Class A2 –5.57% 9/9/25(c)	218,430	217,503
Series 2022-B Class A3 –5.61% 7/10/28(c)	250,000	248,854
Series 2023-A Class A2 –5.79% 11/13/26(c)	175,000	174,670
SCF Equipment Leasing LLC (SCFET)
Series 2022-2A Class A2 –6.24% 7/20/28(c)	131,216	131,115
Series 2022-2A Class A3 –6.5% 10/21/30(c)	250,000	251,199
		3,365,095

Total Asset-Backed Securities (Cost $16,417,781)		16,296,209

Commercial Mortgage-Backed Securities - 2.9%

AREIT LLC (AREIT)
Series 2023-CRE8 Class AS –8.2% 5/17/28 Floating
Rate (TSFR1M + 287)(c)	500,000	499,672
AREIT Trust (AREIT)
Series 2021-CRE5 Class A –6.53% 11/17/38 Floating
Rate (TSFR1M + 119)(c)	332,204	328,154
BFLD Trust (BFLD)
Series 2020-OBRK Class A –7.5% 11/15/28 Floating
Rate (TSFR1M + 216)(c)	125,000	124,789
CLNC Ltd. (CLNC)
Series 2019-FL1 Class AS –6.99% 8/20/35 Floating
Rate (TSFR1M + 166)(b) (c)	500,000	489,924
FS Rialto Issuer LLC (FSRI)
Series 2022-FL5 Class A –7.63% 6/19/37 Floating Rate
(TSFR1M + 230)(b) (c)	500,000	495,379
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A –6.7% 7/16/35 Floating Rate
(TSFR1M + 136)(b) (c)	282,486	279,230
HERA Commercial Mortgage Ltd. (HCM)
Series 2021-FL1 Class A –6.5% 2/18/38 Floating Rate
(TSFR1M + 116)(b) (c)	431,375	419,711
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 –6.5% 6/16/36 Floating Rate
(TSFR1M + 116)(b) (c)	158,020	156,911
Series 2021-FL1 Class AS –6.85% 6/16/36 Floating Rate
(TSFR1M + 151)(b) (c)	500,000	489,941
Series 2021-FL2 Class A4 –6.45% 9/17/36 Floating Rate
(TSFR1M + 111)(b) (c)	168,214	164,680
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 –6.52% 2/15/39 Floating
Rate (TSFR1M + 118)(b) (c)	500,000	495,010
Series 2022-FL3 Class A –6.78% 2/17/39 Floating Rate
(TSFR1M + 145)(b) (c)	500,000	492,840
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class D –8.4% 5/15/28 Floating Rate
(US0001M + 295)(b) (c)	400,000	388,040
Series 2021-CRE5 Class A –6.75% 7/15/36 Floating
Rate (US0001M + 130)(b) (c)	500,000	494,269
PFP Ltd. (PFP)
Series 2022-9 Class A –7.61% 8/19/35 Floating Rate
(TSFR1M + 227)(b) (c)	250,000	250,329
STWD Ltd. (STWD)
Series 2022-FL3 Class A –6.66% 11/15/38 Floating Rate
(SOFR30A + 135)(b) (c)	500,000	491,485
VMC Finance LLC (VMC)
Series 2021-FL4 Class A –6.55% 6/16/36 Floating Rate
(TSFR1M + 121)(c)	230,799	227,246

Total Commercial Mortgage-Backed Securities (Cost $6,331,953)		6,287,610

Mortgage-Backed Securities - 2.9%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A –4% 3/15/25	3,649	3,595

Pass-Through Securities
Pool# J14649 – 3.5% 4/1/26	10,389	10,159
Pool# E02948 – 3.5% 7/1/26	23,273	22,706
Pool# J16663 – 3.5% 9/1/26	14,646	14,269
Pool# ZS8692 – 2.5% 4/1/33	124,861	112,784
Pool# SB8257 – 5.5% 9/1/38	1,363,901	1,350,196
		1,513,709

Federal National Mortgage Association
Pass-Through Securities
Pool# 995755 – 4.5% 5/1/24	394	382
Pool# AB1769 – 3% 11/1/25	8,421	8,208
Pool# AB3902 – 3% 11/1/26	25,104	24,282
Pool# AK3264 – 3% 2/1/27	20,917	20,192
Pool# AB6291 – 3% 9/1/27	122,165	117,469
Pool# MA3189 – 2.5% 11/1/27	101,776	96,834
Pool# MA3791 – 2.5% 9/1/29	245,297	223,401
Pool# BM5708 – 3% 12/1/29	115,303	110,585
Pool# AS7701 – 2.5% 8/1/31	639,698	578,027
Pool# MA3540 – 3.5% 12/1/33	72,701	68,354
		1,247,734

Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	24,460	23,653

Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2021-7 Class B –2.5% 8/25/51(c) (d)	394,445	333,905
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2022-PJ1 Class AB –2.5% 5/28/52(c) (d)	435,724	365,972
JPMorgan Mortgage Trust (JPMMT)
Series 2014-5 Class B –2.76% 10/25/29(c) (d)	43,704	41,265
Series 2016-3 Class A –2.97% 10/25/46(c) (d)	133,549	121,595
Series 2017-3 Class A –2.5% 8/25/47(c) (d)	167,333	140,741
Series 2020-7 Class A –3% 1/25/51(c) (d)	27,424	26,656
Series 2020-8 Class A –3% 3/25/51(c) (d)	68,352	64,614
Series 2021-6 Class B –2.5% 10/25/51(c) (d)	509,775	434,374
Series 2021-8 Class B –2.5% 12/25/51(c) (d)	376,010	319,766
Series 2022-2 Class A4A –2.5% 8/25/52(c) (d)	302,884	253,082
Series 2023-6 Class A4A –5.5% 12/26/53(c) (d)	716,729	694,305
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A –3% 2/25/50(c) (d)	24,939	24,427

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 37

	$ Principal
	Amount	$ Value

RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 –2.5% 7/25/51(c) (d)	356,249	303,591
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A –4.5% 8/25/49(c) (d)	23,391	22,930
Series 2020-3 Class A –3% 4/25/50(c) (d)	33,597	31,984
Series 2023-3 Class A4 –6% 9/25/53(c) (d)	483,327	476,129
		3,655,336

Total Mortgage-Backed Securities (Cost $7,009,431)		6,440,432

U.S. Treasuries - 39.0%

U.S. Treasury Notes
2.75% 2/15/24	2,000,000	1,980,036
2.13% 2/29/24	2,000,000	1,973,243
2% 4/30/24	2,000,000	1,960,680
2.5% 5/31/24	1,000,000	980,696
3% 6/30/24	2,000,000	1,963,665
1.25% 8/31/24	3,000,000	2,887,394
0.38% 9/15/24	2,000,000	1,905,948
4.25% 9/30/24	2,000,000	1,976,735
4.38% 10/31/24	2,000,000	1,977,852
2.25% 10/31/24	2,000,000	1,933,789
0.75% 11/15/24	2,000,000	1,900,000
1.13% 1/15/25	2,000,000	1,896,406
1.38% 1/31/25	2,000,000	1,899,375
2% 2/15/25	2,000,000	1,913,359
2.63% 3/31/25	2,000,000	1,925,000
0.38% 4/30/25	2,000,000	1,854,375
2.75% 5/15/25	3,000,000	2,886,445
0.25% 6/30/25	2,000,000	1,838,359
0.25% 7/31/25	2,000,000	1,831,484
3.13% 8/15/25	2,000,000	1,929,766
2.75% 8/31/25	2,000,000	1,914,922
3.5% 9/15/25	2,000,000	1,941,719
3% 10/31/25	2,000,000	1,920,781
2.25% 11/15/25	2,000,000	1,890,000
0.38% 11/30/25	2,000,000	1,812,422
0.38% 1/31/26	1,000,000	900,352
4% 2/15/26	1,000,000	978,945
0.5% 2/28/26	4,000,000	3,601,875
2.38% 4/30/26	2,000,000	1,879,531
0.75% 5/31/26	2,000,000	1,796,484
1.5% 8/15/26	2,000,000	1,823,359
4.63% 9/15/26	2,000,000	1,990,313
1.63% 10/31/26	4,000,000	3,640,313
2% 11/15/26	3,000,000	2,759,883
1.88% 2/28/27	2,000,000	1,820,625
2.38% 5/15/27	2,000,000	1,844,766
0.5% 8/31/27	2,000,000	1,702,656
4.13% 10/31/27	2,000,000	1,957,734
2.25% 11/15/27	2,000,000	1,819,297
3.5% 1/31/28	2,000,000	1,908,984
4% 2/29/28	2,000,000	1,948,516
3.5% 4/30/28	2,000,000	1,906,484
4.13% 7/31/28	2,000,000	1,957,031

Total U.S. Treasuries (Cost $88,837,584)		85,131,599

Cash Equivalents - 2.0%

U.S. Treasury Bill 5.1%(e)	3,000,000	2,980,163
JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09%(f)	1,320,583	1,320,583

Total Cash Equivalents (Cost $4,300,362)		4,300,746
Total Investments in Securities (Cost $182,504,835)		217,579,535
Other Assets Less Other Liabilities - 0.3%		693,779
Net Assets - 100%		218,273,314

Net Asset Value Per Share - Investor Class		16.01
Net Asset Value Per Share - Institutional Class		16.04

(a) Non-income producing.

(b) Foreign domiciled entity.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d) The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(e) Interest rates presented represent the effective yield at September 30, 2023.

(f) Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

38 2023 Semi-Annual Report

CORE PLUS INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Corporate Bonds - 14.3%
	$ Principal
	Amount	$ Value

Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	1,428,000	1,453,317
Ally Financial, Inc.
8% 11/1/31^	2,000,000	2,020,999
American Airlines Group, Inc.
3.75% 3/1/25(a)	1,000,000	948,390
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	3,025,000	2,957,097
5.75% 4/20/29(a)	1,000,000	930,875
Antares Holdings, LP
7.95% 8/11/28(a)	3,000,000	2,985,205
Ares Capital Corp.
2.88% 6/15/28	1,000,000	837,272
Ashtead Capital, Inc.
4.38% 8/15/27(a)	1,000,000	930,230
4% 5/1/28(a)	1,070,000	973,893
2.45% 8/12/31(a)	500,000	379,835
5.55% 5/30/33(a)	250,000	232,213
5.95% 10/15/33(a)	1,000,000	950,405
AT&T, Inc.
6.8% 5/15/36	713,000	703,370
Axalta Coating Systems LLC
3.38% 2/15/29(a)	624,000	520,089
Bath & Body Works, Inc.
6.95% 3/1/33	3,675,000	3,292,479
6.88% 11/1/35	301,000	269,164
6.75% 7/1/36	2,756,000	2,417,862
Berkshire Hathaway Finance Corp.
4.25% 1/15/49	500,000	410,321
Broadcom, Inc.
3.42% 4/15/33(a)	350,000	280,090
3.14% 11/15/35(a)	1,014,000	739,639
Cantor Fitzgerald LP
4.5% 4/14/27(a)	1,500,000	1,399,122
Carlisle Cos., Inc.
3.5% 12/1/24	532,000	516,588
3.75% 12/1/27	500,000	465,013
CDW LLC / CDW Finance Corp.
4.25% 4/1/28	4,000,000	3,650,640
3.28% 12/1/28	1,000,000	863,677
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.2% 3/15/28	650,000	596,822
Choice Hotels International, Inc.
3.7% 1/15/31	250,000	208,405
Cinemark USA, Inc.
5.88% 3/15/26(a)	500,000	480,620
5.25% 7/15/28^ (a)	3,000,000	2,666,490
Compass Group Diversified Holdings LLC
5.25% 4/15/29(a)	2,581,000	2,259,132
Concentrix Corp.
6.6% 8/2/28	3,165,000	3,056,084
6.85% 8/2/33	3,912,000	3,617,071
CoStar Group, Inc.
2.8% 7/15/30(a)	5,846,000	4,715,260
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	418,000	406,164
4.75% 10/20/28(a)	1,100,000	1,045,784
Devon Energy Corp.
5.25% 10/15/27	325,000	316,772
4.5% 1/15/30	920,000	836,495

Diamondback Energy, Inc.
3.25% 12/1/26	75,000	70,162
3.5% 12/1/29	100,000	88,810
Dick's Sporting Goods, Inc.
3.15% 1/15/32	1,700,000	1,308,358
Dow Chemical Co. (The)
4.25% 10/1/34	1,052,000	915,545
Drax Finco PLC
6.63% 11/1/25(a) (b)	1,000,000	957,735
Element Fleet Management Corp.
3.85% 6/15/25(a) (b)	1,000,000	953,445
Energy Transfer LP
2.9% 5/15/25	500,000	475,225
Enterprise Products Operating LLC
4.45% 2/15/43	990,000	811,328
EPR Properties (EPR)
4.75% 12/15/26	1,250,000	1,143,545
4.5% 6/1/27	3,330,000	2,983,268
4.95% 4/15/28	3,830,000	3,397,211
3.6% 11/15/31	350,000	259,769
Essential Properties LP
2.95% 7/15/31	8,081,000	5,899,796
Expedia Group, Inc.
3.8% 2/15/28	484,000	442,520
3.25% 2/15/30	90,000	76,180
Gap, Inc. (The)
3.88% 10/1/31(a)	106,000	74,602
HEICO Corp.
5.25% 8/1/28	3,000,000	2,928,803
5.35% 8/1/33	1,000,000	947,829
Hercules Capital, Inc.
2.63% 9/16/26	1,000,000	869,166
Highwoods Realty LP
3.88% 3/1/27	750,000	684,055
3.05% 2/15/30	1,600,000	1,231,771
2.6% 2/1/31	500,000	359,555
Host Hotels & Resorts LP
Series H 3.38% 12/15/29	612,000	514,659
Indiana Bell Telephone Co., Inc.
7.3% 8/15/26	535,000	551,365
Ingersoll Rand, Inc.
5.4% 8/14/28	1,000,000	983,918
International Flavors & Fragrances, Inc. (IFF)
4.45% 9/26/28	1,662,000	1,527,225
5% 9/26/48	1,500,000	1,121,032
Kilroy Realty, LP
2.65% 11/15/33	280,000	189,213
Kite Realty Group Trust (KRG)
4.75% 9/15/30	695,000	619,342
Lennar Corp.
4.75% 5/30/25	622,000	608,711
LKQ Corp.
6.25% 6/15/33(a)	5,000,000	4,840,256
LXP Industrial Trust
2.7% 9/15/30	500,000	387,667
Markel Group Inc.
3.5% 11/1/27	550,000	505,893
Marriott International, Inc.
Series HH 2.85% 4/15/31	500,000	403,408
Masonite International Corp.
5.38% 2/1/28(a)	646,000	601,626

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 39

	$ Principal
	Amount	$ Value

3.5% 2/15/30(a)	200,000	162,712
MasTec, Inc.
4.5% 8/15/28(a)	2,941,000	2,647,327
Micron Technology, Inc.
4.19% 2/15/27	500,000	470,626
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,351,960	1,340,869
MPLX LP
4.88% 6/1/25	190,000	186,417
4% 3/15/28	85,000	78,679
4.8% 2/15/29	250,000	237,319
4.7% 4/15/48	551,000	418,195
OneMain Finance Corp.
3.88% 9/15/28	1,994,000	1,602,693
5.38% 11/15/29	3,303,000	2,770,226
Oracle Corp. (N/A)
4.13% 5/15/45	1,000,000	725,596
3.6% 4/1/50	470,000	304,294
Owl Rock Core Income Corp.
5.5% 3/21/25	6,807,000	6,586,161
PDC Energy, Inc.
5.75% 5/15/26	2,827,000	2,819,014
Penske Truck Leasing Co. Lp / PTL Finance Corp.
6.05% 8/1/28(a)	2,000,000	1,976,391
Phillips Edison Grocery Center Operating Partnership I LP
2.63% 11/15/31	4,100,000	3,015,546
Physicians Realty LP
4.3% 3/15/27	1,271,000	1,195,608
2.63% 11/1/31	3,000,000	2,262,661
Plains All American Pipeline LP/PAA Finance Corp.
3.55% 12/15/29	798,000	686,460
4.3% 1/31/43	75,000	53,470
Realty Income Corp.
4.85% 3/15/30	1,000,000	943,196
RELX Capital, Inc.
4% 3/18/29	500,000	466,519
4.75% 5/20/32	250,000	233,640
Retail Opportunity Investments Partnership LP
6.75% 10/15/28	3,445,000	3,402,574
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3.88% 3/1/31(a)	200,000	159,737
4% 10/15/33(a)	1,450,000	1,096,995
Spirit Realty LP
4% 7/15/29	2,000,000	1,770,755
STORE Capital Corp.
4.5% 3/15/28	503,000	442,951
4.63% 3/15/29	500,000	428,043
2.7% 12/1/31	1,250,000	855,167
Take-Two Interactive Software, Inc.
3.7% 4/14/27	1,000,000	936,849
Tempur Sealy International, Inc.
4% 4/15/29(a)	400,000	334,256
3.88% 10/15/31(a)	1,500,000	1,159,023
T-Mobile USA, Inc.
2.63% 4/15/26	250,000	231,430
3.38% 4/15/29	4,000,000	3,521,818
Twilio, Inc.
3.88% 3/15/31	300,000	244,225
United Wholesale Mortgage LLC
5.75% 6/15/27(a)	200,000	181,247
5.5% 4/15/29(a)	700,000	592,368
VICI Properties LP
4.95% 2/15/30	500,000	458,134
VICI Properties LP/VICI Note Co., Inc.
4.13% 8/15/30(a)	1,120,000	953,764
VistaJet Malta Finance PLC / Vista Management Holding,
Inc.
7.88% 5/1/27^ (a) (b)	4,462,000	3,849,077
6.38% 2/1/30(a) (b)	100,000	77,403
Vontier Corp.
2.95% 4/1/31	100,000	77,234

Total Corporate Bonds (Cost $152,371,547)		143,022,546

Corporate Convertible Bonds - 0.1%

Redwood Trust, Inc.
5.63% 7/15/24	700,000	693,002
5.75% 10/1/25	500,000	465,180

Total Corporate Convertible Bonds (Cost $1,198,747)		1,158,182

Asset-Backed Securities - 26.7%

Automobile
ACM Auto Trust (ACM)
Series 2023-1A Class B –7.26% 1/22/30(a)	2,550,000	2,541,130
Series 2023-1A Class C –8.59% 1/22/30(a)	2,500,000	2,494,670
Series 2023-2A Class A –7.97% 6/20/30(a)	6,229,864	6,236,430
Series 2023-2A Class B –9.85% 6/20/30(a)	7,000,000	7,017,774
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D –1.77% 12/14/26(a)	2,600,000	2,546,842
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-3 Class D –1.49% 9/18/26	1,250,000	1,166,006
Series 2022-1 Class C –2.98% 9/20/27	450,000	421,264
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A –1.19% 1/15/27(a)	22,605	22,109
Series 2022-2A Class C –9.84% 3/15/29(a)	1,000,000	1,023,456
Avid Automobile Receivables Trust (AVID)
Series 2023-1 Class A –6.63% 7/15/26(a)	1,113,221	1,111,665
Series 2023-1 Class B –7.12% 3/15/27(a)	1,500,000	1,496,368
BOF URSA VI Funding Trust I (BOF)
Series 2023-CAR1 Class A2 –5.54% 10/27/31(a)	584,602	576,683
Series 2023-CAR2 Class A2 –5.54% 10/27/31(a)	1,359,991	1,341,571
BOF VII AL Funding Trust I (BOF)
Series 2023-CAR3 Class A2 –6.29% 7/26/32(a)	4,491,595	4,469,124
CFMT LLC (CFMT)
Series 2021-AL1 Class B –1.39% 9/22/31(a)	563,565	544,021
Drive Auto Receivables Trust (DRIVE)
Series 2021-1 Class D –1.45% 1/16/29	610,000	577,494
DT Auto Owner Trust (DTAOT)
Series 2019-3A Class D –2.96% 4/15/25(a)	240,698	239,921
Enterprise Fleet Financing LLC (EFF)
Series 2023-2 Class A2 –5.56% 4/22/30(a)	2,000,000	1,985,724
Exeter Automobile Receivables Trust (EART)
Series 2021-4A Class C –1.46% 10/15/27	1,145,000	1,107,903
First Help Financial Trust (FHF)
Series 2023-1A Class A2 –6.57% 6/15/28(a)	3,465,576	3,430,845

The accompanying notes form an integral part of these financial statements.

38 2023 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)

Schedule of Investments September 30, 2023 (Unaudited)

	$ Principal
	Amount	$ Value

First Investors Auto Owner Trust (FIAOT)
Series 2022-1A Class A –2.03% 1/15/27(a)	159,998	156,375
Series 2022-2A Class D –8.71% 10/16/28(a)	1,000,000	1,028,533
Flagship Credit Auto Trust (FCAT)
Series 2021-1 Class E –2.72% 4/17/28(a)	1,500,000	1,376,845
Series 2021-2 Class C –1.27% 6/15/27(a)	2,100,000	1,974,739
Series 2021-3 Class C –1.46% 9/15/27(a)	255,000	235,791
Series 2021-4 Class D –2.26% 12/15/27(a)	350,000	314,168
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-2 Class A2 –4.49% 3/16/26(a)	199,426	198,568
GLS Auto Receivables Issuer Trust (GCAR)
Series 2021-1A Class C –1.2% 1/15/27(a)	157,646	156,496
Series 2021-2A Class D –1.42% 4/15/27(a)	405,000	376,597
Series 2021-3A Class C –1.11% 9/15/26(a)	800,000	771,987
Series 2021-4A Class D –2.48% 10/15/27(a)	455,000	420,131
JPMorgan Chase Bank NA (CACLN)
Series 2020-1 Class F –6.68% 1/25/28(a)	1,464,535	1,463,653
Series 2021-2 Class E –2.28% 12/26/28(a)	211,495	206,173
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A –1.3% 8/17/26(a)	325,195	319,485
Series 2021-1A Class C –2.35% 4/15/27(a)	6,500,000	6,120,944
Series 2021-1A Class D –3.99% 11/15/29(a)	3,740,000	3,498,570
Series 2022-1A Class B –5.87% 9/15/27(a)	1,720,000	1,700,275
Series 2022-1A Class C –6.85% 4/15/30(a)	2,000,000	1,988,161
Series 2023-1A Class D –7.3% 6/17/30(a)	3,000,000	3,009,062
Series 2023-2A Class A2 –5.93% 6/15/27(a)	3,654,767	3,646,029
Lendbuzz Securitization Trust (LBST)
Series 2023-1A Class A2 –6.92% 8/15/28(a)	4,770,904	4,753,435
Series 2023-2A Class A1 –5.84% 5/15/24(a)	1,432,386	1,432,368
Lobel Automobile Receivables Trust (LOBEL)
Series 2023-1 Class A –6.97% 7/15/26(a)	2,190,743	2,191,433
OneMain Direct Auto Receivables Trust (ODART)
Series 2022-1A Class C –1.42% 7/14/28(a)	4,000,000	3,599,783
Prestige Auto Receivables Trust (PART)
Series 2022-1A Class C –7.09% 8/15/28(a)	1,000,000	998,885
Research-Driven Pagaya Motor Asset Trust (RPM)
Series 2023-3A Class A –7.13% 1/26/32(a)	5,000,000	5,012,927
Santander Bank NA (SBCLN)
Series 2021-1A Class C –3.27% 12/15/31(a)	162,019	158,873
Tricolor Auto Securitization Trust (TCAST)
Series 2023-1A Class A –6.48% 8/17/26(a)	1,238,210	1,235,750
Series 2023-1A Class B –6.84% 11/16/26(a)	1,480,000	1,473,392
United Auto Credit Securitization Trust (UACST)
Series 2023-1 Class A –5.57% 7/10/25(a)	341,625	341,133
Westlake Automobile Receivables Trust (WLAKE)
Series 2021-1A Class C –0.95% 3/16/26(a)	439,813	433,427

		90,944,988

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class B1 –7.94% 1/20/32 Floating Rate
(TSFR3M + 261)(a) (b) (c)	2,725,000	2,695,932
ABPCI Direct Lending Fund CLO XI LP (ABPCI)
Series 2022-11A Class B1 –8.68% 10/27/34 Floating
Rate (TSFR3M + 360)(a) (b) (c)	1,500,000	1,505,091
ABPCI Direct Lending Fund CLO XII Ltd. (ABPCI)
Series 2023-12A Class B –8.3% 4/29/35 Floating Rate
(TSFR3M + 350)(a) (b) (c)	2,000,000	2,005,304
Antares CLO Ltd. (ANTRS)
Series 2017-2A Class DR –9.34% 10/20/33 Floating
Rate (TSFR3M + 401)(a) (b) (c)	2,000,000	1,864,047
Audax Senior Debt CLO 6 LLC (AUDAX)
Series 2021-6A Class B –7.54% 10/20/33 Floating Rate
(TSFR3M + 221)(a) (c)	3,000,000	2,852,385
AUF Funding LLC (AUF)
Series 2022-1A Class B1 –9.08% 1/20/31 Floating Rate
(TSFR3M + 375)(a) (c)	1,500,000	1,502,877
BBC Middle Market CLO (BCMM)
Series 2023-1A Class B1 –9.22% 7/20/35 Floating Rate
(TSFR3M + 380)(a) (c)	3,750,000	3,757,909
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 –6.98% 4/20/35 Floating Rate
(TSFR3M + 165)(a) (b) (c)	1,000,000	987,197
BlackRock Elbert CLO V LLC (ELB)
Series 5A Class AR –7.1% 6/15/34 Floating Rate
(TSFR3M + 185)(a) (b) (c)	1,040,000	1,031,140
BlackRock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class B –7.64% 4/20/33 Floating Rate
(TSFR3M + 231)(a) (b) (c)	1,800,000	1,744,753
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A1R –8.11% 1/15/31 Floating Rate
(TSFR3M + 280)(a) (b) (c)	2,208,918	2,209,665
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class B –8.43% 10/20/30 Floating Rate
(TSFR3M + 310)(a) (b) (c)	1,000,000	1,006,326
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class B –8.12% 10/15/31 Floating Rate
(TSFR3M + 281)(a) (b) (c)	500,000	494,753
Series 2020-1A Class C –9.27% 10/15/31 Floating Rate
(TSFR3M + 396)(a) (b) (c)	500,000	493,116
Series 2020-2A Class A –7.47% 10/15/32 Floating Rate
(TSFR3M + 216)(a) (b) (c)	495,000	494,778
Series 2020-2A Class B –8.17% 10/15/32 Floating Rate
(TSFR3M + 286)(a) (b) (c)	500,000	496,317
Series 2021-2A Class B –7.47% 4/22/33 Floating Rate
(TSFR3M + 216)(a) (b) (c)	1,500,000	1,460,392
Series 2021-6A Class B –7.32% 11/22/33 Floating Rate
(TSFR3M + 201)(a) (b) (c)	1,650,000	1,639,214
Series 2022-1A Class A2 –4.02% 4/15/34(a)	1,750,000	1,590,496
Cerberus Loan Funding XLII LLC (CERB)
Series 2023-3A Class B –8.78% 9/13/35 Floating Rate
(TSFR3M + 335)(a) (c)	1,750,000	1,749,787
Churchill Middle Market CLO III Ltd. (CHMML)
Series 2021-1A Class A1 –7.11% 10/24/33 Floating Rate
(TSFR3M + 176)(a) (b) (c)	1,000,000	988,994
CIFC-LBC Middle Market CLO (CLBC)
Series 2023-1A Class B1 –8.99% 10/20/35 Floating
Rate (TSFR3M + 355)(a) (c)	4,500,000	4,499,424
Series 2023-1A Class C –9.74% 10/20/35 Floating Rate
(TSFR3M + 430)(a) (c)	5,000,000	4,999,255
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 –7.17% 1/15/34 Floating Rate
(TSFR3M + 186)(a) (b) (c)	1,000,000	984,107
Series 2021-2A Class C –8.47% 1/15/34 Floating Rate
(TSFR3M + 316)(a) (b) (c)	2,300,000	2,203,179
Series 2022-1A Class A1 –7.26% 7/15/33 Floating Rate
(TSFR3M + 195)(a) (b) (c)	750,000	744,977
Series 2023-1A Class B1 –9.21% 4/15/35 Floating Rate
(TSFR3M + 390)(a) (b) (c)	2,500,000	2,505,930
Series 2023-1A Class C –10.56% 4/15/35 Floating Rate
(TSFR3M + 525)(a) (b) (c)	1,500,000	1,507,473
Fortress Credit Opportunities IX CLO Ltd. (FCO)
Series 2017-9A Class A1TR –7.12% 10/15/33 Floating
Rate (TSFR3M + 181)(a) (b) (c)	1,500,000	1,470,491

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 41

	$ Principal
	Amount	$ Value

Fortress Credit Opportunities XV CLO Ltd. (FCO)
Series 2021-15A Class B –7.46% 4/25/33 Floating Rate
(TSFR3M + 211)(a) (b) (c)	1,500,000	1,434,729
Fortress Credit Opportunities XXI CLO LLC (FCO)
Series 2023-21A Class AT –7.98% 1/21/35 Floating Rate
(TSFR3M + 265)(a) (c)	2,000,000	2,009,840
Series 2023-21A Class C –10.23% 1/21/35 Floating Rate
(TSFR3M + 490)(a) (c)	1,000,000	1,002,208
Golub Capital Partners ABS Funding (GOCAP)
Series 2023-1A Class A –7.46% 7/25/33(a)	5,000,000	4,926,060
Golub Capital Partners CLO 31M Ltd. (GOCAP)
Series 2016-31A Class CR –8.53% 8/5/30 Floating Rate
(TSFR3M + 316)(a) (b) (c)	1,000,000	978,388
Golub Capital Partners CLO 54M LP (GOCAP)
Series 2021-54A Class B –7.48% 8/5/33 Floating Rate
(TSFR3M + 211)(a) (b) (c)	500,000	479,553
Series 2021-54A Class C –8.28% 8/5/33 Floating Rate
(TSFR3M + 291)(a) (b) (c)	1,000,000	952,629
Golub Capital Partners Short Duration (GSHOR)
Series 2022-1A Class B1 –8.85% 10/25/31 Floating Rate
(TSFR3M + 350)(a) (c)	1,000,000	1,005,887
Guggenheim MM CLO Ltd. (GUGG)
Series 2021-4A Class B –7.82% 1/15/34 Floating Rate
(TSFR3M + 251)(a) (b) (c)	2,500,000	2,394,125
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR –6.97% 4/23/34 Floating Rate
(TSFR3M + 162)(a) (b) (c)	1,500,000	1,480,635
KKR Lending Partners III CLO LLC (KKRLP)
Series 2021-1A Class B –7.49% 10/20/30 Floating Rate
(TSFR3M + 216)(a) (c)	3,000,000	2,921,034
KKR Static CLO I Ltd. (KKRS)
Series 2022-1A Class B –7.93% 7/20/31 Floating Rate
(TSFR3M + 260)(a) (b) (c)	1,250,000	1,255,490
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class BR –7.62% 7/15/33 Floating
Rate (TSFR3M + 231)(a) (b) (c)	2,500,000	2,405,890
Monroe Capital Funding CLO X Ltd. (MCF)
Series 2023-1A Class B –8.33% 4/15/35 Floating Rate
(TSFR3M + 350)(a) (c)	1,500,000	1,496,033
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class C –8.32% 9/14/33 Floating Rate
(TSFR3M + 291)(a) (b) (c)	2,000,000	1,929,824
Monroe Capital MML CLO XV LLC (MCMML)
Series 2023-1A Class A1 –7.93% 9/23/35 Floating Rate
(TSFR3M + 250)(a) (c)	3,000,000	2,999,613
Series 2023-1A Class B –8.88% 9/23/35 Floating Rate
(TSFR3M + 345)(a) (c)	3,000,000	2,999,472
NXT Capital CLO LLC (NXT)
Series 2020-1A Class B –7.99% 1/20/31 Floating Rate
(TSFR3M + 266)(a) (c)	3,150,000	3,122,809
Series 2020-1A Class C –8.94% 1/20/31 Floating Rate
(TSFR3M + 361)(a) (c)	800,000	781,509
Owl Rock CLO IX LLC (OR)
Series 2022-9A Class B –9.38% 11/20/34 Floating Rate
(TSFR3M + 400)(a) (c)	1,000,000	1,004,395
Owl Rock CLO VIII LLC (OR)
Series 2022-8A Class AT –7.88% 11/20/34 Floating Rate
(TSFR3M + 250)(a) (c)	1,000,000	1,000,994
Owl Rock CLO XII LLC (OR)
Series 2023-12A Class B –8.86% 7/20/34 Floating Rate
(TSFR3M + 355)(a) (b) (c)	1,000,000	999,670
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 –6.84% 4/20/29 Floating Rate
(TSFR3M + 151)(a) (b) (c)	250,000	247,392
Series 2021-1A Class B –7.39% 4/20/29 Floating Rate
(TSFR3M + 206)(a) (b) (c)	1,000,000	991,034
PennantPark CLO VI LLC (PCLO)
Series 2023-6A Class B1 –8.71% 4/22/35 Floating Rate
(TSFR3M + 375)(a) (c)	2,000,000	1,997,824
Twin Brook CLO (TWBRK)
Series 2023-1A Class B –8.53% 4/20/35 Floating Rate
(TSFR3M + 320)(a) (c)	1,000,000	1,002,640
Series 2023-1A Class C –9.43% 4/20/35 Floating Rate
(TSFR3M + 410)(a) (c)	3,000,000	3,015,786

		98,320,772

Consumer & Specialty Finance
ACHV ABS Trust (ACHV)
Series 2023-1PL Class B –6.8% 3/18/30(a)	1,000,000	999,855
Affirm Asset Securitization Trust (AFFRM)
Series 2022-Z1 Class A –4.55% 6/15/27(a)	572,849	565,728
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A –2.56% 9/17/31(a)	91,184	89,777
Series 2021-A Class A –1.42% 11/17/33(a)	202,092	188,588
Series 2022-B Class B –4.84% 6/18/35(a)	1,498,342	1,444,335
Series 2023-A Class A –5.55% 4/17/36(a)	906,543	893,693
Driven Brands Funding LLC (HONK)
Series 2019-2A Class A2 –3.98% 10/20/49(a)	481,250	440,504
Foundation Finance Trust (FFIN)
Series 2019-1A Class A –3.86% 11/15/34(a)	53,174	52,546
Series 2021-1A Class B –1.87% 5/15/41(a)	3,421,000	3,040,056
FREED ABS Trust (FREED)
Series 2022-1FP Class C –2.51% 3/19/29(a)	2,530,000	2,477,477
Series 2022-3FP Class B –5.79% 8/20/29(a)	958,958	957,365
Series 2022-4FP Class C –8.59% 12/18/29(a)	2,000,000	2,036,105
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class B –4.22% 2/25/39(a)	170,909	163,967
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-C Class A –6.56% 2/15/30(a)	879,822	878,698
LendingPoint Asset Securitization Trust (LDPT)
Series 2020-REV1 Class A –2.73% 10/15/28(a)	48,106	48,106
LP LMS Asset Securitization Trust (LPMS)
Series 2023-1A Class A –8.18% 10/17/33(a)	2,711,843	2,702,912
Marlette Funding Trust (MFT)
Series 2021-2A Class B –1.06% 9/15/31(a)	105,298	104,434
Series 2023-1A Class A –6.07% 4/15/33(a)	1,061,464	1,059,664
Octane Receivables Trust (OCTL)
Series 2020-1A Class B –1.98% 6/20/25(a)	3,383,132	3,358,148
Series 2021-1A Class B –1.53% 4/20/27(a)	700,000	660,328
Series 2022-1A Class A2 –4.18% 3/20/28(a)	347,496	342,420
Pagaya AI Debt Selection Trust (PAID)
Series 2021 Class B –1.82% 1/16/29(a)	294,228	277,760
Pagaya AI Debt Trust (PAID)
Series 2022-2 Class A –4.97% 1/15/30(a)	614,574	608,170
Series 2022-3 Class A –6.06% 3/15/30(a)	1,225,509	1,219,638
Series 2022-5 Class A –8.1% 6/17/30(a)	932,372	940,791
Series 2023-1 Class A –7.56% 7/15/30(a)	2,221,350	2,230,793
Series 2023-3 Class A –7.6% 12/16/30(a)	4,243,787	4,265,412
Series 2023-5 Class B –7.63% 4/15/31(a)	1,750,000	1,756,092
Series 2023-5 Class C –9.1% 4/15/31(a)	3,000,000	3,044,286
Series 2023-5 Class D –9% 4/15/31(a)	3,500,000	3,259,612
Prosper Marketplace Issuance Trust (PMIT)
Series 2023-1A Class A –7.06% 7/16/29(a)	850,000	850,719
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class B –2.82% 5/20/36(a)	101,167	98,098

The accompanying notes form an integral part of these financial statements.

42 2023 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)

Schedule of Investments September 30, 2023 (Unaudited)

	$ Principal
	Amount	$ Value

Theorem Funding Trust (THRM)
Series 2021-1A Class B –2.21% 12/15/27(a)	915,585	899,540
Series 2022-2A Class B –9.27% 12/15/28(a)	1,000,000	1,032,928
Series 2022-3A Class A –7.6% 4/15/29(a)	578,513	581,560
Upstart Securitization Trust (UPST)
Series 2021-1 Class B –1.89% 3/20/31(a)	14,195	14,153
Series 2021-1 Class C –4.06% 3/20/31(a)	250,000	242,868
Series 2023-2 Class A –6.77% 6/20/33(a)	5,359,006	5,353,413

		49,180,539

Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class B –1.38% 2/22/27(a)	1,035,000	991,128
Series 2021-1A Class D –2.3% 11/22/27(a)	500,000	471,181
Amur Equipment Finance Receivables XII LLC (AXIS)
Series 2023-1A Class A2 –6.09% 12/20/29(a)	1,000,000	1,001,316
Dext ABS LLC (DEXT)
Series 2020-1 Class B –1.92% 11/15/27(a)	529,939	525,013
SCF Equipment Leasing LLC (SCFET)
Series 2019-2A Class A2 –2.47% 4/20/26(a)	6,912	6,891

		2,995,529

Other
Adams Outdoor Advertising, LP (ADMSO)
Series 2023-1 Class A2 –6.97% 7/15/53(a)	6,000,000	5,914,176
Frontier Issuer LLC (FYBR)
Series 2023-1 Class A2 –6.6% 8/20/53(a)	10,000,000	9,567,472
Jersey Mike's Funding (JMIKE)
Series 2019-1A Class A2 –4.43% 2/15/50(a)	992,500	914,297
Monroe Capital ABS Funding II Ltd. (MCF)
Series 2023-1A Class D –10.2% 4/22/33(a)	3,500,000	3,388,600
Oxford Finance Funding Trust (OXFIN)
Series 2023-1A Class A2 –6.72% 2/15/31(a)	5,000,000	4,914,494
Zaxby's Funding LLC (ZAXBY)
Series 2021-1A Class A2 –3.24% 7/30/51(a)	1,225,000	1,021,292
		25,720,331

Total Asset-Backed Securities (Cost $269,491,614)		267,162,159

Commercial Mortgage-Backed Securities - 5.9%

AREIT LLC (AREIT)
Series 2023-CRE8 Class B –8.65% 7/17/28 Floating
Rate (TSFR1M + 332)(a)	5,000,000	4,996,430
Series 2023-CRE8 Class C –9.35% 7/17/28 Floating
Rate (TSFR1M + 402)(a)	5,000,000	4,996,790
Series 2023-CRE8 Class D –10.7% 7/17/28 Floating
Rate (TSFR1M + 537)(a)	3,000,000	3,009,963
AREIT Trust (AREIT)
Series 2021-CRE5 Class A –6.53% 11/17/38 Floating
Rate (TSFR1M + 119)(a)	664,407	656,307
BDS Ltd. (BDS)
Series 2021-FL10 Class C –7.75% 12/16/36 Floating
Rate (TSFR1M + 241)(a) (b)	1,250,000	1,205,665
BFLD Trust (BFLD)
Series 2020-OBRK Class A –7.5% 11/15/28 Floating
Rate (TSFR1M + 216)(a)	1,780,000	1,777,002
BPCRE Ltd. (BPCRE)
Series 2022-FL2 Class C –9.83% 1/16/37 Floating Rate
(TSFR1M + 450)(a) (b)	2,500,000	2,486,990
BPR Trust (BPR)
Series 2021-TY Class B –6.6% 9/15/38 Floating Rate
(TSFR1M + 126)(a)	3,250,000	3,071,090
BRSP Ltd. (BRSP)
Series 2021-FL1 Class B –7.34% 8/19/38 Floating Rate
(TSFR1M + 201)(a) (b)	1,100,000	1,041,044
Series 2021-FL1 Class E –8.89% 8/19/38 Floating Rate
(TSFR1M + 356)(a) (b)	4,000,000	3,614,280
FS Rialto Issuer LLC (FSRI)
Series 2022-FL7 Class A –8.23% 10/19/39 Floating
Rate (TSFR1M + 290)(a)	1,000,000	1,001,869
FS Rialto Issuer LTD (FSRIA)
Series 2021-FL2 Class E –8.9% 5/16/38 Floating Rate
(TSFR1M + 356)(a)	1,000,000	891,817
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A –6.7% 7/16/35 Floating Rate
(TSFR1M + 136)(a) (b)	1,129,944	1,116,921
HERA Commercial Mortgage Ltd. (HCM)
Series 2021-FL1 Class C –7.4% 2/18/38 Floating Rate
(TSFR1M + 206)(a) (b)	650,000	618,276
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 –6.5% 6/16/36 Floating Rate
(TSFR1M + 116)(a) (b)	579,133	575,066
Series 2021-FL1 Class AS –6.85% 6/16/36 Floating Rate
(TSFR1M + 151)(a) (b)	2,000,000	1,959,762
Series 2021-FL1 Class B –7.05% 6/16/36 Floating Rate
(TSFR1M + 171)(a) (b)	5,100,000	4,942,803
Series 2021-FL1 Class C –7.15% 6/16/36 Floating Rate
(TSFR1M + 181)(a) (b)	450,000	429,309
Series 2021-FL1 Class E –8.4% 6/16/36 Floating Rate
(TSFR1M + 306)(a) (b)	750,000	703,616
Series 2021-FL2 Class D –7.6% 9/17/36 Floating Rate
(TSFR1M + 226)(a) (b)	1,000,000	941,053
Hilton USA Trust (HILT)
Series 2016-SFP Class E –5.52% 11/5/35(a)	840,000	340,200
ILPT Commercial Mortgage Trust (ILPT)
Series 2022-LPF2 Class B –8.08% 10/15/39 Floating
Rate (TSFR1M + 274)(a)	3,000,000	2,993,565
KREF Ltd. (KREF)
Series 2021-FL2 Class B –7.1% 2/15/39 Floating Rate
(TSFR1M + 176)(a) (b)	2,500,000	2,365,623
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class C –8% 5/15/28 Floating Rate
(US0001M + 255)(a) (b)	1,000,000	977,700
Series 2018-CRE1 Class D –8.4% 5/15/28 Floating Rate
(US0001M + 295)(a) (b)	1,000,000	970,100
Series 2021-CRE5 Class B –7.45% 7/15/36 Floating
Rate (US0001M + 200)(a) (b)	1,407,000	1,361,734
MF1 Multifamily Housing Mortgage Loan Trust (MFHM)
Series 2021-FL5 Class AS –6.65% 7/15/36 Floating Rate
(TSFR1M + 131)(a) (b)	3,575,000	3,501,201
PFP Ltd. (PFP)
Series 2021-8 Class E –7.95% 8/9/37 Floating Rate
(TSFR1M + 261)(a) (b)	750,000	648,965
Series 2022-9 Class A –7.61% 8/19/35 Floating Rate
(TSFR1M + 227)(a) (b)	750,000	750,988
STWD Ltd. (STWD)
Series 2021-FL2 Class C –7.55% 4/18/38 Floating Rate
(TSFR1M + 221)(a) (b)	2,109,000	1,961,614
Series 2022-FL3 Class B –7.26% 11/15/38 Floating Rate
(SOFR30A + 195)(a) (b)	2,500,000	2,395,308

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 43

	$ Principal
	Amount	$ Value

VMC Finance LLC (VMC)
Series 2021-FL4 Class A –6.55% 6/16/36 Floating Rate
(TSFR1M + 121)(a)	923,196	908,982

Total Commercial Mortgage-Backed Securities (Cost $60,038,846)		59,212,033

Mortgage-Backed Securities - 13.0%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 5026 Class DH –1.75% 9/25/43	433,754	383,621
Series 4949 Class BC –2.25% 3/25/49	220,698	187,878

Pass-Through Securities
Pool# C91945 – 3% 8/1/37	236,794	211,715
Pool# SD8258 – Series 8258 5% 10/1/52	9,311,911	8,797,763
Pool# SD8267 – Series 8267 5% 11/1/52	3,762,844	3,555,089
Pool# SD8290 – 6% 1/1/53	4,420,320	4,371,632
Pool# SD8323 – Series 8323 5% 5/1/53	6,807,596	6,429,369
Pool# SD8324 – Series 8324 5.5% 5/1/53	8,648,295	8,364,928
Pool# SD3386 – 5.5% 7/1/53	4,934,362	4,772,684
Pool# SD8341 – Series 8341 5% 7/1/53	4,905,564	4,632,378
Pool# SD8342 – Series 8342 5.5% 7/1/53	13,620,603	13,174,316
Pool# SD8350 – 6% 8/1/53	8,820,254	8,711,640
Pool# SD3857 – 6% 9/1/53	8,964,499	8,855,549
Pool# MA5040 – 6% 6/1/53	1,932,375	1,908,580
		74,357,142

Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2013-130 Class CA –2.5% 6/25/43	101,160	91,293
Series 2013-130 Class CD –3% 6/25/43	183,927	169,461

Pass-Through Securities
Pool# 932836 – 3% 12/1/25	7,642	7,442
Pool# 468516 – 5.17% 6/1/28	199,304	193,695
Pool# MA3443 – 4% 8/1/48	97,593	88,447
Pool# FM5733 – 2% 1/1/51	1,198,545	927,481
Pool# MA4785 – Series 4785 5% 10/1/52	12,851,607	12,142,015
Pool# MA4806 – Series 4806 5% 11/1/52	3,769,048	3,560,950
Pool# MA4941 – 5.5% 3/1/53	7,540,615	7,293,542
Pool# MA5038 – Series 5038 5% 6/1/53	3,373,503	3,185,550
Pool# MA5166 – 6% 10/1/53	4,000,000	3,950,743
		31,610,619

Government National Mortgage Association
Collateralized Mortgage Obligations
Series 2021-29 Class CY –3% 9/20/50	1,000,000	757,330
Series 2018-52 Class AE –2.75% 5/16/51	81,676	72,855
		830,185

Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 –3% 3/25/47(a) (c)	40,291	35,975
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2023-PJ3 Class A3 –5% 10/27/53(a) (c)	4,874,874	4,534,622

JPMorgan Mortgage Trust (JPMMT)
Series 2016-3 Class A –2.97% 10/25/46(a) (c)	53,420	48,638
Series 2017-3 Class A –2.5% 8/25/47(a) (c)	58,567	49,259
Series 2018-6 Class 2A2 –3% 12/25/48(a) (c)	21,013	19,284
Series 2023-3 Class A3A –5% 10/25/53(a) (c)	4,714,265	4,391,093
Series 2023-4 Class 1A2 –6% 11/25/53(a) (c)	2,862,149	2,788,933
Morgan Stanley Residential Mortgage Loan Trust (MSRM)
Series 2023-1 Class A1 –4% 2/25/53(a) (c)	5,867,672	5,021,591
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 –2.5% 7/25/51(a) (c)	1,424,997	1,214,362
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A –4.5% 8/25/49(a) (c)	10,025	9,827
Series 2023-3 Class A1 –6% 9/25/53(a) (c)	4,874,953	4,750,248

Pass-Through Securities
Greenpoint Mortgage Pass-Through Certificates (GMSI)
Series 2003-1 Class A1 –5.36% 10/25/33(c)	30,991	29,055
		22,892,887

Total Mortgage-Backed Securities (Cost $134,442,525)		129,690,833

Municipal Bonds - 0.1%

Detroit, MI City School District General Obligation SBLF,
6.65% 5/1/29	460,000	482,781
Village of Rosemont IL General Obligation BAM, 5.38%
12/1/23	470,000	469,380

Total Municipal Bonds (Cost $1,032,140)		952,161

U.S. Treasuries - 38.6%

U.S. Treasury Bonds
3.5% 2/15/39	2,100,000	1,815,762
1.88% 2/15/41	11,500,000	7,423,340
1.75% 8/15/41	4,000,000	2,492,656
2% 11/15/41	7,500,000	4,869,873
2.38% 2/15/42	28,000,000	19,363,203
3.25% 5/15/42	15,000,000	11,956,348
4% 11/15/42	12,500,000	11,096,680
3.88% 2/15/43	5,000,000	4,352,344
3.13% 2/15/43	15,000,000	11,615,918
3.88% 5/15/43	11,500,000	9,999,609
2.88% 5/15/43	2,000,000	1,482,461
4.38% 8/15/43	26,000,000	24,261,250
3.63% 8/15/43	12,000,000	10,016,016
3.75% 11/15/43	6,000,000	5,094,375
3.63% 2/15/44	10,500,000	8,734,072
3.38% 5/15/44	15,500,000	12,373,662
3.13% 8/15/44	27,500,000	21,020,312
3% 11/15/44	24,000,000	17,918,906
2.5% 2/15/45	21,000,000	14,266,465
3% 5/15/45	23,000,000	17,088,730
3% 11/15/45	9,500,000	7,030,186
2.5% 5/15/46	8,400,000	5,629,148
2.25% 8/15/46	2,500,000	1,585,938
3% 2/15/47	1,000,000	734,609
U.S. Treasury Notes
2.75% 11/15/23	11,000,000	10,963,985

The accompanying notes form an integral part of these financial statements.

44 2023 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)

Schedule of Investments September 30, 2023 (Unaudited)

	$ Principal
	Amount	$ Value

2.88% 11/30/23	2,000,000	1,991,612
2.75% 2/15/24	13,000,000	12,870,234
2.25% 3/31/24	6,000,000	5,906,158
2.25% 2/15/27	3,500,000	3,230,459
2.38% 5/15/27	3,000,000	2,767,148
2.25% 8/15/27	3,000,000	2,742,070
1.13% 2/29/28	6,500,000	5,593,555
1.25% 5/31/28	8,000,000	6,871,406
1.25% 9/30/28	7,000,000	5,950,137
1.5% 11/30/28	3,000,000	2,571,211
1.88% 2/28/29	3,500,000	3,040,078
4% 10/31/29	10,000,000	9,656,641
1.75% 11/15/29	3,000,000	2,552,344
1.5% 2/15/30	5,250,000	4,352,988
4% 2/28/30	20,000,000	19,290,625
0.88% 11/15/30	8,000,000	6,225,625
1.13% 2/15/31	4,500,000	3,550,430
1.38% 11/15/31	5,500,000	4,311,914
1.88% 2/15/32	1,000,000	812,461
4.13% 11/15/32	40,000,000	38,584,375

Total U.S. Treasuries (Cost $437,354,775)		386,057,319

Non-Convertible Preferred Stocks - 0.1%
	Shares	$ Value

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $2,672,824)	27,800	796,470

Cash Equivalents - 2.0%
	$ Principal
	Amount	$ Value

JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09% (Cost
$20,335,743)(d)	20,335,743	20,335,743

Short-Term Securities Held as Collateral for Securities on Loan - 0.2%

	Shares	$ Value

Goldman Sachs Financial Square Government Fund
Institutional Class – 5.24%	1,439,435	1,439,436
Citibank N.A. DDCA
5.32%	159,937	159,937

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $1,599,373)		1,599,373
Total Investments in Securities (Cost $1,080,538,134)		1,009,986,819
Other Liabilities in Excess of Other Assets - (1.0%)		(10,053,874)
Net Assets - 100%		999,932,945

Net Asset Value Per Share - Investor Class		9.31
Net Asset Value Per Share - Institutional Class		9.32

^	This security or a partial position of this security was on loan as of September 30, 2023. The total value of securities on loan as of September 30, 2023 was $1,567,697.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 45

LARGE CAP EQUITY FUND

Schedule of Investments September 30, 2023 (Unaudited)

Common Stocks - 97.4%
	% of Net
Information Technology	Assets	Shares	$ Value

Application Software	9.8
Adobe, Inc.(a)		57,500	29,319,250
Roper Technologies, Inc.		55,000	26,635,400
Salesforce, Inc.(a)		125,000	25,347,500

IT Consulting & Other Services	7.0
Gartner, Inc.(a)		90,000	30,924,900
Accenture plc - Class A(b)		88,000	27,025,680

Semiconductors	6.6
Analog Devices, Inc.		210,000	36,768,900
Microchip Technology, Inc.		225,000	17,561,250

Systems Software	3.2
Oracle Corp.		250,000	26,480,000

	26.6		220,062,880
Financials

Transaction & Payment Processing Services	10.2
Visa, Inc. - Class A		170,000	39,101,700
Mastercard, Inc. - Class A		95,000	37,611,450
Fidelity National Information Services, Inc.		135,715	7,500,968

Multi-Sector Holdings	4.9
Berkshire Hathaway, Inc. - Class B(a)		115,000	40,284,500

Insurance Brokers	3.1
Aon plc - Class A(b)		80,000	25,937,600

Financial Exchanges & Data	2.7
S&P Global, Inc.		62,500	22,838,125

	20.9		173,274,343
Communication Services

Interactive Media & Services	11.4
Alphabet, Inc. - Class C(a)		467,500	61,639,875
Meta Platforms, Inc. - Class A(a)		110,000	33,023,100

Cable & Satellite	7.4
Liberty Broadband Corp. - Class C(a)		260,000	23,743,200
Charter Communications, Inc. - Class A(a)		45,000	19,791,900
Liberty Media Corp.-Liberty SiriusXM(a)		700,000	17,822,000

Movies & Entertainment	0.7
Liberty Media Corp.-Liberty Live(a)		175,000	5,617,500

	19.5		161,637,575
Health Care

Life Sciences Tools & Services	9.3
Danaher Corp.		157,500	39,075,750
Thermo Fisher Scientific, Inc.		75,000	37,962,750

Health Care Services	2.4
Laboratory Corp. of America Holdings		100,000	20,105,000

	11.7		97,143,500

Materials

Construction Materials	4.2
Vulcan Materials Co.		172,500	34,848,450

Industrial Gases	2.3
Linde plc		50,000	18,617,500

	6.5		53,465,950
Consumer Discretionary

Broadline Retail	3.7
Amazon.com, Inc.(a)		240,000	30,508,800

Automotive Retail	2.3
CarMax, Inc.(a)		265,000	18,743,450

	6.0		49,252,250
Real Estate

Real Estate Management & Development	4.2
CoStar Group, Inc.(a)		450,000	34,600,500
Industrials

Research & Consulting Services	2.0
Equifax, Inc.		90,000	16,486,200

Total Common Stocks (Cost $408,910,416)			805,923,198

Cash Equivalents - 3.6%
		$ Principal
		Amount	$ Value

JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09%(c)		17,794,354	17,794,354
U.S. Treasury Bills, 5.10% to 5.33%, 11/16/23
to 2/15/24(d)		12,000,000	11,893,859

Total Cash Equivalents (Cost $29,686,754)			29,688,213
Total Investments in Securities (Cost $438,597,170)			835,611,411

Other Liabilities in Excess of Other Assets - (1.0%)			(7,986,160)
Net Assets - 100%			827,625,251

Net Asset Value Per Share - Investor Class			49.06
Net Asset Value Per Share - Institutional Class			50.34

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	Rate presented represents the 7 day average yield at September 30, 2023.
(d)	Interest rates presented represent the effective yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

46 2023 Semi-Annual Report

MULTI CAP EQUITY FUND

Schedule of Investments September 30, 2023 (Unaudited)

Common Stocks - 95.2%
	% of Net
Communication Services	Assets	Shares	$ Value

Interactive Media & Services	10.8
Alphabet, Inc. - Class C(a)		276,000	36,390,600
Meta Platforms, Inc. - Class A(a)		70,000	21,014,700

Cable & Satellite	8.8
Liberty Broadband Corp.(a)
Class C		200,000	18,264,000
Class A		100,000	9,091,000
Liberty Media Corp.-Liberty SiriusXM(a)		765,000	19,475,000

Alternative Carriers	4.3
Liberty Global plc - Class C(a) (b)		695,000	12,899,200
Liberty Latin America Ltd. - Class C(a) (b)		1,200,000	9,792,000

Movies & Entertainment	2.1
Liberty Media Corp.-Liberty Live(a)		193,500	6,202,800
Live Nation Entertainment, Inc.(a)		60,000	4,982,400

Integrated Telecommunication Services	1.5
LICT Corp.(a)		446	7,359,000
Machten, Inc.(a)		66,900	468,300

	27.5		145,939,000
Financials

Transaction & Payment Processing Services	7.8
Visa, Inc. - Class A		92,500	21,275,925
Mastercard, Inc. - Class A		50,000	19,795,500

Multi-Sector Holdings	6.6
Berkshire Hathaway, Inc. - Class B(a)		100,000	35,030,000

Property & Casualty Insurance	3.7
Markel Group, Inc.(a)		13,300	19,584,117

Insurance Brokers	2.9
Aon plc - Class A(b)		47,500	15,400,450

	21.0		111,085,992
Information Technology

Application Software	4.7
Guidewire Software, Inc.(a)		212,000	19,080,000
ACI Worldwide, Inc.(a)		257,819	5,816,396

IT Consulting & Other Services	3.2
Gartner, Inc.(a)		49,200	16,905,612

Semiconductors	2.5
Texas Instruments, Inc.		85,000	13,515,850

	10.4		55,317,858
Materials

Construction Materials	7.9
Vulcan Materials Co.		105,000	21,212,100
Martin Marietta Materials, Inc.		50,000	20,524,000

Specialty Chemicals	1.7
Perimeter Solutions SA(a) (b)		2,000,000	9,080,000

	9.6		50,816,100
Industrials

Aerospace & Defense	4.4
HEICO Corp. - Class A		180,000	23,259,600

Industrial Machinery & Supplies &
Components	2.0
IDEX Corp.		51,500	10,713,030

Research & Consulting Services	1.9
Equifax, Inc.		55,000	10,074,900

	8.3		44,047,530
Consumer Discretionary

Distributors	3.8
LKQ Corp.		405,000	20,051,550

Automotive Retail	3.5
CarMax, Inc.(a)		260,000	18,389,800

	7.3		38,441,350
Health Care

Health Care Services	3.3
Laboratory Corp. of America Holdings		88,000	17,692,400

Life Sciences Tools & Services	3.1
Danaher Corp.		65,000	16,126,500

	6.4		33,818,900
Real Estate

Real Estate Management & Development	4.7
CoStar Group, Inc.(a)		325,000	24,989,250

Total Common Stocks (Cost $254,771,531)			504,455,980

Warrants - 0.0%

Perimeter Solutions SA Expires 11/8/24 (Cost $5,000)(b) (c)		500,000	0

Cash Equivalents - 5.0%
		$ Principal
		Amount	$ Value

U.S. Treasury Bills, 5.10% to 5.33%, 11/16/23
to 2/15/24(d)		20,000,000	19,733,795
JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09%(e)		6,586,033	6,586,033

Total Cash Equivalents (Cost $26,318,264)			26,319,828
Total Investments in Securities (Cost $281,094,795)			530,775,808

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 47

	$ Principal
	Amount	$ Value

Other Liabilities in Excess of Other Assets - (0.2%)		(827,515)
Net Assets - 100%		529,948,293

Net Asset Value Per Share - Investor Class		28.26
Net Asset Value Per Share - Institutional Class		29.05

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	This security is classified as Level 3 within the fair value hierarchy.
(d)	Interest rates presented represent the effective yield at September 30, 2023.
(e)	Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

48 2023 Semi-Annual Report

NEBRASKA TAX FREE INCOME FUND

Schedule of Investments
September 30, 2023 (Unaudited)

Municipal Bonds - 94.3%
% of Net		$ Principal
	Assets	Amount	$ Value

California	0.8
San Diego County Regional Airport Authority Revenue
Series B 5% 7/1/25		200,000	202,042

Colorado	0.4
Colorado Bridge Enterprise Revenue 4% 12/31/23		100,000	99,933

Florida	0.7
State of Florida General Obligation 4% 6/1/36		200,000	199,146

Nebraska	86.3
Ashland-Greenwood Public Schools General Obligation
3% 12/15/42		100,000	73,015
Cass County School District No. 22 General Obligation
2.05% 12/15/25		375,000	353,247
2.2% 12/15/26		250,000	231,407
City of Bellevue NE General Obligation Series A 3%
9/15/32		500,000	453,505
City of Blair NE General Obligation 5% 6/15/34		360,000	374,483
City of Blair NE Water System Revenue
AMT,
2.65% 12/15/24		100,000	97,266
2.85% 12/15/25		100,000	95,629
3% 12/15/26		100,000	94,182
3.1% 12/15/27		100,000	92,846
3.2% 12/15/28		100,000	91,858
City of Columbus NE Combined Utilities System Revenue
4% 6/15/33		200,000	198,765
AGM,
4% 12/15/26		100,000	100,959
4% 12/15/27		100,000	100,552
City of Columbus NE General Obligation
3% 12/15/29		150,000	139,559
3% 12/15/30		150,000	137,371
City of Grand Island NE Combined Utility System Revenue
Series A AGM,
4% 8/15/35		205,000	202,771
4% 8/15/36		125,000	121,671
City of Grand Island NE General Obligation
3% 11/15/27		150,000	143,372
3% 11/15/30		150,000	138,027
City of Gretna NE Certificates of Participation 4% 12/15/25		500,000	497,925
City of Kearney NE General Obligation 4% 5/15/34		220,000	209,520
City of Lincoln NE Electric System Revenue 3% 9/1/28		30,000	28,262
City of Norfolk NE General Obligation 3.38% 5/15/34		500,000	452,023
City of Omaha NE General Obligation
Series A
3% 4/15/35		100,000	86,149
Series A Class A –
3% 4/15/34		100,000	87,649
City of Omaha NE Riverfront Redevelopment Special Tax
Revenue Series A 4% 1/15/33		260,000	261,373
City of Omaha NE Sewer Revenue
5% 4/1/26		250,000	257,206
4% 4/1/31		350,000	347,798
Series A
4% 4/1/34		100,000	100,400
County of Saline NE Revenue 3% 2/15/31		200,000	177,392

County of Sarpy NE Certificates of Participation 1.75%
6/15/26	500,000	461,304
County of Seward NE General Obligation 3% 12/15/30	605,000	555,024
Cozad City School District General Obligation 4% 6/15/26	250,000	250,398
Dawson County Public Power District Revenue
Series A
2% 6/15/26	170,000	159,334
2.1% 6/15/27	105,000	97,380
Series B
2.5% 6/15/28	135,000	126,445
3% 6/15/29	245,000	233,828
3% 6/15/30	355,000	336,974
Dodge County School District No. 595 General Obligation
1.9% 6/15/32	200,000	159,509
Douglas County Hospital Authority No. 2 Revenue
5% 5/15/26	500,000	490,613
5% 5/15/30	140,000	143,620
4% 5/15/32	700,000	674,620
Douglas County Hospital Authority No. 3 Revenue 5%
11/1/26	250,000	253,305
Douglas County School District No. 59 NE General
Obligation 3% 12/15/32	100,000	86,709
Kearney School District General Obligation 3% 12/15/24	250,000	245,556
Lancaster County School District 001 General Obligation
5% 1/15/24	50,000	50,147
4% 1/15/33	250,000	250,097
Lincoln Airport Authority Revenue AMT, 5% 7/1/27	150,000	153,685
Lincoln-Lancaster County Public Building Commission
Revenue 3% 12/1/25	500,000	486,494
Madison County Hospital Authority No. 1 Revenue 5%
7/1/35	140,000	140,835
Metropolitan Utilities District of Omaha Gas System
Revenue 4% 12/1/27	450,000	451,283
Municipal Energy Agency of Nebraska Revenue
5% 4/1/27	350,000	361,442
5% 4/1/28	225,000	232,356
Nebraska Cooperative Republican Platte Enhancement
Project Revenue Series A 2% 12/15/29	250,000	212,001
Nebraska Educational Health Cultural & Social Services
Finance Authority Revenue 4% 1/1/34	110,000	107,444
Nebraska Investment Finance Authority Revenue
4.45% 9/1/43	180,000	166,540
Series A
2.05% 9/1/24	120,000	117,510
Series B
1.35% 9/1/26	200,000	183,434
Series C
2% 9/1/35	325,000	247,873
Nebraska Public Power District Revenue
Series C
5% 1/1/32	65,000	65,983
5% 1/1/35	480,000	485,005
Nebraska State College Facilities Corp. Revenue AGM,
4% 7/15/28	250,000	252,147
Omaha Public Facilities Corp. Revenue
4% 6/1/28	585,000	587,766
Series A
4% 6/1/31	155,000	155,636
Series C
4% 4/1/33	340,000	341,461
4% 4/1/39	500,000	460,472

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 49

	% of Net	$ Principal
	Assets	Amount	$ Value

Omaha Public Power District Revenue
Series A
2.85% 2/1/27		500,000	474,191
Series C
5% 2/1/39		150,000	150,851
Omaha School District General Obligation
5% 12/15/28		130,000	131,527
5% 12/15/29		350,000	361,813
5% 12/15/31		135,000	138,819
Omaha-Douglas Public Building Commission General
Obligation Series B 5% 5/1/32		550,000	581,975
Papillion Municipal Facilities Corp. Revenue
2% 12/15/32		100,000	79,924
2% 12/15/34		200,000	153,550
Papillion-La Vista School District No. 27 General
Obligation
Series A
2.05% 12/1/24		150,000	145,505
2.2% 12/1/25		150,000	142,976
2.3% 12/1/26		275,000	259,255
Series B
4% 12/1/35		400,000	400,114
Public Power Generation Agency Revenue
5% 1/1/28		500,000	504,440
5% 1/1/32		140,000	143,071
Sarpy County School District No. 1 General Obligation 5%
12/15/29		550,000	579,494
State of Nebraska Certificates of Participation
3% 2/1/26		60,000	58,433
Series A
2% 4/1/26		150,000	139,900
University of Nebraska Facilities Corp. (The) 5% 7/15/29		380,000	389,849
University of Nebraska Revenue
3% 7/1/25		100,000	98,623
2.5% 7/1/26		210,000	203,363
3% 7/1/27		100,000	97,909
5% 5/15/30		100,000	105,442
Upper Republican Natural Resource District Revenue
AGM,
4% 12/15/25		245,000	245,030
4% 12/15/27		395,000	395,092
Village of Boys Town NE Revenue
3% 9/1/28		700,000	665,102
3% 7/1/35		325,000	279,515
Winside Public Schools General Obligation 2% 6/15/31		350,000	281,739

			22,737,914

New Mexico	1.4
New Mexico Finance Authority Revenue Series C 4%
6/1/34		365,000	359,435

Texas	3.2
City of Austin Tx Airport System Revenue Series B AMT,
5% 11/15/26		250,000	254,034
City of Austin Tx Electric Utility Revenue Series A 5%
11/15/35		100,000	106,857
County of Bexar TX General Obligation 4% 6/15/36		500,000	474,242

			835,133
Utah	0.4
City of Salt Lake City UT Public Utilities Revenue 5%
2/1/35		100,000	106,494

Washington	1.1
Pierce County School District No. 10 Tacoma General
Obligation Series B 4% 12/1/35		100,000	98,890
Port of Seattle WA Revenue Series C 5% 5/1/26		200,000	203,135

			302,025

Total Municipal Bonds (Cost $26,912,493)			24,842,122

Cash Equivalents - 4.5%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09% (Cost
$1,188,745)(a)		1,188,745	1,188,745

Total Investments in Securities (Cost $28,101,238)			26,030,867

Other Assets Less Other Liabilities - 1.2%			315,775
Net Assets - 100%			26,346,642

Net Asset Value Per Share			9.23

(a) Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

50 2023 Semi-Annual Report

PARTNERS III OPPORTUNITY FUND

Schedule of Investments September 30, 2023 (Unaudited)

Common Stocks - 90.7%
	% of Net
Financials	Assets	Shares	$ Value

Transaction & Payment Processing Services	13.8
Mastercard, Inc. - Class A		55,000	21,775,050
Visa, Inc. - Class A		90,000	20,700,900
Fidelity National Information Services, Inc.		280,000	15,475,600

Multi-Sector Holdings	10.4
Berkshire Hathaway, Inc. - Class B(a) (b)		125,000	43,787,500

Property & Casualty Insurance	4.6
Markel Group, Inc.(a)		13,000	19,142,370

	28.8		120,881,420
Communication Services

Interactive Media & Services	9.9
Alphabet, Inc. - Class C(a)		200,000	26,370,000
Meta Platforms, Inc. - Class A(a)		50,000	15,010,500

Cable & Satellite	9.0
Liberty Broadband Corp.(a)
Class C		200,000	18,264,000
Class A		40,000	3,636,400
Liberty Media Corp.-Liberty SiriusXM(a)		620,000	15,784,000

Alternative Carriers	3.2
Liberty Global plc - Class C(a) (c)		730,000	13,548,800

Movies & Entertainment	1.5
Liberty Media Corp.-Liberty Live(a)		195,000	6,254,100

	23.6		98,867,800
Health Care

Life Sciences Tools & Services	9.5
Thermo Fisher Scientific, Inc.		40,000	20,246,800
Danaher Corp.		80,000	19,848,000

Health Care Services	3.6
Laboratory Corp. of America Holdings		75,000	15,078,750

	13.1		55,173,550
Information Technology

Application Software	7.0
Roper Technologies, Inc.		40,000	19,371,200
CoreCard Corp.† (a)		510,000	10,200,000

Systems Software	3.0
Microsoft Corp.		40,000	12,630,000

Semiconductors	2.7
Texas Instruments, Inc.		70,000	11,130,700

	12.7		53,331,900
Consumer Discretionary

Broadline Retail	4.7
Amazon.com, Inc.(a) (b)		155,000	19,703,600

Automotive Retail	3.2
CarMax, Inc.(a)		190,000	13,438,700

	7.9		33,142,300
Real Estate

Real Estate Management & Development	2.9
CoStar Group, Inc.(a)		160,000	12,302,400
Materials

Specialty Chemicals	1.7
Perimeter Solutions SA(a) (c)		1,600,000	7,264,000

Total Common Stocks (Cost $220,146,598)			380,963,370

Non-Convertible Preferred Stocks - 1.4%

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $17,921,852)^		200,000	5,730,000

Warrants - 0.0%

Perimeter Solutions SA Expires 11/8/24 (Cost $15,000)(c) (d)		1,500,000	0

Cash Equivalents - 8.0%
		$ Principal
		Amount	$ Value

U.S. Treasury Bills, 5.10% to 5.37%, 11/16/23
to 3/14/24(e)		26,000,000	25,580,518
JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09%(f)		6,678,803	6,678,803
Northern U.S. Government Select Money
Market Fund 5.04%(b) (f)1		1,242,685	1,242,685

Total Cash Equivalents (Cost $33,499,633)			33,502,006

Short-Term Securities Held as Collateral for Securities on Loan - 0.1%

Goldman Sachs Financial Square Government Fund
Institutional Class –5.24%		324,000	324,000
Citibank N.A. DDCA
5.32%		36,000	36,000

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $360,000)			360,000
Total Investments in Securities (Cost $271,943,083)			420,555,376

Due from Broker - 4.6%			19,254,850
Securities Sold Short - (4.5)%			(19,175,200)
Other Assets Less Other Liabilities - (0.3%)			(776,307)
Net Assets - 100%			419,858,719

Net Asset Value Per Share - Investor Class			11.30
Net Asset Value Per Share - Institutional Class			12.31

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 51

Securities Sold Short - (4.5)%	Shares	$ Value

Live Nation Entertainment, Inc.	25,000	(2,076,000)
SPDR S&P 500 ETF Trust	40,000	(17,099,200)

Total Securities Sold Short (proceeds $10,576,102)		(19,175,200)

† Non-controlled affiliate.

^ This security or a partial position of this security was on loan as of September 30, 2023. The total value of securities on loan as of September 30, 2023 was $347,880.

(a) Non-income producing.

(b) Fully or partially pledged as collateral on securities sold short.

(c) Foreign domiciled entity.

(d) This security is classified as Level 3 within the fair value hierarchy.

(e) Interest rates presented represent the effective yield at September 30, 2023.

(f) Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

52 2023 Semi-Annual Report

SHORT DURATION INCOME FUND

Schedule of Investments September 30, 2023 (Unaudited)

Corporate Bonds - 11.2%
	$ Principal
	Amount	$ Value

Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	5,525,000	5,622,953
American Airlines Group, Inc.
3.75% 3/1/25(a)	750,000	711,293
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	1,902,083	1,859,387
Ares Capital Corp.
4.2% 6/10/24	3,000,000	2,946,323
7% 1/15/27	1,000,000	1,000,569
Ashtead Capital, Inc.
1.5% 8/12/26(a)	1,000,000	880,533
4.38% 8/15/27(a)	3,000,000	2,790,688
Bath & Body Works, Inc.
9.38% 7/1/25(a)	1,000,000	1,041,045
6.69% 1/15/27	945,000	917,359
Boardwalk Pipelines LP
4.95% 12/15/24	2,580,000	2,543,357
Brunswick Corp.
0.85% 8/18/24	500,000	476,985
Cantor Fitzgerald LP
4.5% 4/14/27(a)	1,500,000	1,399,122
Carlisle Cos., Inc.
3.5% 12/1/24	500,000	485,515
Cinemark USA, Inc.
5.88% 3/15/26^ (a)	2,199,000	2,113,769
Concentrix Corp.
6.65% 8/2/26	2,910,000	2,893,554
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	2,250,000	2,186,290
Devon Energy Corp.
5.25% 10/15/27	390,000	380,127
Drax Finco PLC
6.63% 11/1/25(a) (b)	3,500,000	3,352,073
Energy Transfer LP
3.9% 5/15/24	1,852,000	1,827,743
EPR Properties
4.75% 12/15/26	4,869,000	4,454,337
4.5% 6/1/27	1,000,000	895,876
Expedia Group, Inc.
6.25% 5/1/25(a)	1,672,000	1,675,568
Fidelity National Information Services, Inc.
4.5% 7/15/25	2,000,000	1,951,740
FS KKR Capital Corp.
1.65% 10/12/24	6,000,000	5,702,967
Hercules Capital, Inc.
2.63% 9/16/26	1,500,000	1,303,749
Highwoods Realty LP
3.88% 3/1/27	750,000	684,055
JPMorgan Chase & Co.
3.84% 6/14/25 Floating Rate (SOFR + 98)	800,000	786,034
0.77% 8/9/25 Floating Rate (SOFR + 49)	1,000,000	952,744
Kite Realty Group Trust
4% 3/15/25	2,083,000	1,995,727
Lennar Corp.
4.88% 12/15/23	1,951,000	1,944,501
LXP Industrial Trust
4.4% 6/15/24	2,000,000	1,963,647
Masonite International Corp.
5.38% 2/1/28(a)	400,000	372,524
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,712,982	1,698,929
MPLX LP
4.88% 6/1/25	1,961,000	1,924,020
OneMain Finance Corp.
6.13% 3/15/24	1,150,000	1,147,445
PDC Energy, Inc.
5.75% 5/15/26	3,000,000	2,991,525
Retail Opportunity Investments Partnership LP
6.75% 10/15/28	3,000,000	2,963,054
Starwood Property Trust, Inc.
5.5% 11/1/23(a)	730,000	729,237
4.75% 3/15/25	1,765,000	1,690,766
Synchrony Bank
5.4% 8/22/25	1,000,000	964,205
Take-Two Interactive Software, Inc.
3.3% 3/28/24	1,000,000	986,502
U.S. Bancorp
2.4% 7/30/24	500,000	485,814
VICI Properties LP/VICI Note Co., Inc.
3.5% 2/15/25(a)	6,323,000	6,055,566
Vontier Corp.
1.8% 4/1/26	1,004,000	901,864
Vulcan Materials Co.
5.8% 3/1/26	2,750,000	2,737,641
Walgreens Boots Alliance, Inc.
0.95% 11/17/23	5,000,000	4,967,972

Total Corporate Bonds (Cost $92,924,537)		90,356,694

Corporate Convertible Bonds - 1.1%

Redwood Trust, Inc.
5.63% 7/15/24	6,300,000	6,237,020
5.75% 10/1/25	3,000,000	2,791,080

Total Corporate Convertible Bonds (Cost $9,292,362)		9,028,100

Asset-Backed Securities - 38.6%

Automobile
ACM Auto Trust (ACM)
Series 2023-1A Class A –6.61% 1/22/30(a)	1,665,092	1,663,587
Series 2023-1A Class B –7.26% 1/22/30(a)	2,000,000	1,993,043
Series 2023-2A Class A –7.97% 6/20/30(a)	6,229,864	6,236,430
Series 2023-2A Class B –9.85% 6/20/30(a)	3,000,000	3,007,617
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D –1.77% 12/14/26(a)	1,000,000	979,555
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D –2.13% 3/18/26	1,320,000	1,262,463
Series 2020-3 Class D –1.49% 9/18/26	3,000,000	2,798,414
ARI Fleet Lease Trust (ARIFL)
Series 2022-A Class A2 –3.12% 1/15/31(a)	665,340	656,778
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A –1.19% 1/15/27(a)	113,023	110,546
Series 2022-1A Class A –4.01% 5/15/28(a)	2,623,502	2,566,919
Avid Automobile Receivables Trust (AVID)
Series 2023-1 Class A –6.63% 7/15/26(a)	1,669,832	1,667,497

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 53

	$ Principal
	Amount	$ Value

BOF URSA VI Funding Trust I (BOF)
Series 2023-CAR1 Class A2 –5.54% 10/27/31(a)	467,682	461,346
Series 2023-CAR2 Class A2 –5.54% 10/27/31(a)	1,087,992	1,073,257
BOF VII AL Funding Trust I (BOF)
Series 2023-CAR3 Class A2 –6.29% 7/26/32(a)	4,491,595	4,469,124
CFMT LLC (CFMT)
Series 2021-AL1 Class B –1.39% 9/22/31(a)	2,254,258	2,176,085
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 –0.47% 4/15/33(a)	828,194	806,200
Series 2023-1A Class A1 –5.65% 5/15/35(a)	2,234,965	2,220,890
Series 2023-2A Class A1 –6.16% 10/15/35(a)	1,350,000	1,349,509
Enterprise Fleet Financing LLC (EFF)
Series 2023-1 Class A2 –5.51% 1/22/29(a)	750,000	744,136
Series 2023-2 Class A2 –5.56% 4/22/30(a)	4,350,000	4,318,950
Exeter Automobile Receivables Trust (EART)
Series 2020-1A Class D –2.73% 12/15/25(a)	1,239,543	1,217,406
Series 2020-3A Class D –2.63% 7/15/26	1,191,573	1,170,600
Series 2021-1A Class D –1.08% 11/16/26	1,350,000	1,300,802
First Help Financial Trust (FHF)
Series 2022-1A Class A –4.43% 1/18/28(a)	2,534,994	2,484,938
Series 2022-2A Class A –6.14% 12/15/27(a)	622,917	616,543
Series 2023-1A Class A2 –6.57% 6/15/28(a)	1,980,329	1,960,483
First Investors Auto Owner Trust (FIAOT)
Series 2022-1A Class A –2.03% 1/15/27(a)	1,119,983	1,094,621
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-1 Class A2 –1.15% 9/15/25(a)	64,935	64,795
Series 2022-2 Class A2 –4.49% 3/16/26(a)	2,393,116	2,382,821
Series 2023-1 Class A2 –5.43% 10/15/26(a)	2,452,069	2,440,290
GLS Auto Receivables Issuer Trust (GCAR)
Series 2022-2A Class A2 –3.55% 1/15/26(a)	1,170,009	1,162,158
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-2 Class A2 –0.84% 2/25/28(a)	110,492	109,433
Series 2021-1 Class A2 –0.88% 9/25/28(a)	1,044,121	1,018,827
Series 2021-2 Class A4 –0.89% 12/26/28(a)	951,728	924,395
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A –1.3% 8/17/26(a)	1,858,255	1,825,631
Series 2022-1A Class A –5.21% 6/15/27(a)	3,064,465	3,041,936
Series 2023-1A Class A2 –5.68% 10/15/26(a)	2,570,608	2,564,693
Series 2023-1A Class B –5.59% 8/16/27(a)	2,500,000	2,467,504
Series 2023-2A Class A2 –5.93% 6/15/27(a)	1,918,753	1,914,165
Lendbuzz Securitization Trust (LBST)
Series 2023-1A Class A2 –6.92% 8/15/28(a)	6,679,265	6,654,809
OneMain Direct Auto Receivables Trust (ODART)
Series 2021-1A Class A –0.87% 7/14/28(a)	2,500,000	2,381,727
Series 2022-1A Class C –1.42% 7/14/28(a)	4,100,000	3,689,777
Prestige Auto Receivables Trust (PART)
Series 2022-1A Class B –6.55% 7/17/28(a)	3,000,000	2,997,979
Research-Driven Pagaya Motor Asset Trust (RPM)
Series 2023-3A Class A –7.13% 1/26/32(a)	5,000,000	5,012,927
Santander Bank NA (SBCLN)
Series 2021-1A Class B –1.83% 12/15/31(a)	915,758	892,765
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D –2.22% 9/15/26	3,226,657	3,179,845
Series 2022-6 Class A2 –4.37% 5/15/25	175,372	175,273
SFS Auto Receivables Securitization Trust (SFS)
Series 2023-1A Class A2A –5.89% 3/22/27(a)	1,900,000	1,897,774
Tricolor Auto Securitization Trust (TCAST)
Series 2023-1A Class A –6.48% 8/17/26(a)	1,857,315	1,853,624
United Auto Credit Securitization Trust (UACST)
Series 2023-1 Class A –5.57% 7/10/25(a)	341,625	341,133
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-3A Class D –1.65% 2/17/26(a)	1,650,000	1,602,006
Series 2021-1A Class C –0.95% 3/16/26(a)	3,164,207	3,118,264

		104,122,290

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO I LLC (ABPCI)
Series 2016-1A Class A1A2 –7.29% 7/20/33 Floating
Rate (TSFR3M + 196)(a) (b) (c)	2,000,000	1,980,754
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class A –7.54% 1/20/32 Floating Rate
(TSFR3M + 221)(a) (b) (c)	6,500,000	6,500,741
Audax Senior Debt CLO 6 LLC (AUDAX)
Series 2021-6A Class A1 –7.09% 10/20/33 Floating Rate
(TSFR3M + 176)(a) (c)	6,000,000	5,877,336
AUF Funding LLC (AUF)
Series 2022-1A Class B1 –9.08% 1/20/31 Floating Rate
(TSFR3M + 375)(a) (c)	2,500,000	2,504,795
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 –6.98% 4/20/35 Floating Rate
(TSFR3M + 165)(a) (b) (c)	3,000,000	2,961,591
BlackRock Elbert CLO V LLC (ELB)
Series 5A Class AR –7.1% 6/15/34 Floating Rate
(TSFR3M + 185)(a) (b) (c)	2,000,000	1,982,962
BlackRock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A –7.29% 4/20/33 Floating Rate
(TSFR3M + 196)(a) (b) (c)	5,500,000	5,452,051
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A1R –8.11% 1/15/31 Floating Rate
(TSFR3M + 280)(a) (b) (c)	2,208,918	2,209,665
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class A1 –7.47% 10/20/30 Floating Rate
(TSFR3M + 214)(a) (b) (c)	6,064,732	6,067,146
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A –7.42% 10/15/31 Floating Rate
(TSFR3M + 211)(a) (b) (c)	3,252,384	3,250,690
Series 2020-2A Class A –7.47% 10/15/32 Floating Rate
(TSFR3M + 216)(a) (b) (c)	4,500,000	4,497,979
Series 2021-2A Class A –7.19% 4/22/33 Floating Rate
(TSFR3M + 188)(a) (b) (c)	3,000,000	2,983,866
Series 2021-6A Class A –6.97% 11/22/33 Floating Rate
(TSFR3M + 166)(a) (b) (c)	464,893	463,906
Churchill Middle Market CLO III Ltd. (CHMML)
Series 2021-1A Class A1 –7.11% 10/24/33 Floating Rate
(TSFR3M + 176)(a) (b) (c)	2,750,000	2,719,734
CIFC-LBC Middle Market CLO (CLBC)
Series 2023-1A Class A1 –8.04% 10/20/35 Floating
Rate (TSFR3M + 260)(a) (c)	5,000,000	4,999,490
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 –7.17% 1/15/34 Floating Rate
(TSFR3M + 186)(a) (b) (c)	4,000,000	3,936,428
Series 2023-1A Class A1 –8.11% 4/15/35 Floating Rate
(TSFR3M + 280)(a) (b) (c)	3,000,000	3,012,600
Fortress Credit Opportunities IX CLO Ltd. (FCO)
Series 2017-9A Class A1TR –7.12% 10/15/33 Floating
Rate (TSFR3M + 181)(a) (b) (c)	1,500,000	1,470,490
Fortress Credit Opportunities XV CLO Ltd. (FCO)
Series 2021-15A Class A2 –7.16% 4/25/33 Floating Rate
(TSFR3M + 181)(a) (b) (c)	3,500,000	3,442,796
Golub Capital Partners CLO 31M Ltd. (GOCAP)
Series 2016-31A Class CR –8.53% 8/5/30 Floating Rate
(TSFR3M + 316)(a) (b) (c)	1,000,000	978,388

The accompanying notes form an integral part of these financial statements.

54 2023 Semi-Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments September 30, 2023 (Unaudited)

	$ Principal
	Amount	$ Value

Golub Capital Partners CLO 54M LP (GOCAP)
Series 2021-54A Class A2 –7.16% 8/5/33 Floating Rate
(TSFR3M + 179)(a) (b) (c)	4,500,000	4,467,830
Series 2021-54A Class B –7.48% 8/5/33 Floating Rate
(TSFR3M + 211)(a) (b) (c)	2,500,000	2,397,762
Golub Capital Partners Short Duration (GSHOR)
Series 2022-1A Class B1 –8.85% 10/25/31 Floating Rate
(TSFR3M + 350)(a) (c)	1,000,000	1,005,887
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR –6.97% 4/23/34 Floating Rate
(TSFR3M + 162)(a) (b) (c)	3,500,000	3,454,815
KKR Lending Partners III CLO LLC (KKRLP)
Series 2021-1A Class B –7.49% 10/20/30 Floating Rate
(TSFR3M + 216)(a) (c)	2,000,000	1,947,356
KKR Static CLO I Ltd. (KKRS)
Series 2022-1A Class B –7.93% 7/20/31 Floating Rate
(TSFR3M + 260)(a) (b) (c)	1,250,000	1,255,490
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class A1R –7.26% 7/15/33 Floating
Rate (TSFR3M + 195)(a) (b) (c)	5,000,000	4,961,575
Monroe Capital Funding CLO X Ltd. (MCF)
Series 2023-1A Class A –7.23% 4/15/35 Floating Rate
(TSFR3M + 240)(a) (c)	3,000,000	3,011,862
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 –7.17% 9/14/33 Floating Rate
(TSFR3M + 176)(a) (b) (c)	7,500,000	7,391,970
Owl Rock CLO VIII LLC (OR)
Series 2022-8A Class AT –7.88% 11/20/34 Floating Rate
(TSFR3M + 250)(a) (c)	2,000,000	2,001,988
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 –6.84% 4/20/29 Floating Rate
(TSFR3M + 151)(a) (b) (c)	3,000,000	2,968,707
Twin Brook CLO (TWBRK)
Series 2021-1A Class A –7.12% 1/20/34 Floating Rate
(TSFR3M + 179)(a) (c)	1,200,000	1,168,982
Series 2023-1A Class B –8.53% 4/20/35 Floating Rate
(TSFR3M + 320)(a) (c)	3,000,000	3,007,920

		106,335,552

Consumer & Specialty Finance
ACHV ABS Trust (ACHV)
Series 2023-1PL Class A –6.42% 3/18/30(a)	155,252	155,302
Affirm Asset Securitization Trust (AFFRM)
Series 2022-Z1 Class A –4.55% 6/15/27(a)	1,432,123	1,414,321
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A –2.56% 9/17/31(a)	790,260	778,069
Series 2021-A Class A –1.42% 11/17/33(a)	404,183	377,177
Series 2022-B Class A –3.75% 6/18/35(a)	467,137	463,325
Series 2022-B Class B –4.84% 6/18/35(a)	1,498,342	1,444,334
Series 2022-C Class A –5.28% 10/17/35(a)	1,099,464	1,091,742
Series 2023-A Class A –5.55% 4/17/36(a)	3,626,174	3,574,772
Foundation Finance Trust (FFIN)
Series 2019-1A Class A –3.86% 11/15/34(a)	326,642	322,781
Series 2021-2A Class A –2.19% 1/15/42(a)	1,473,302	1,313,404
Series 2023-1A Class A –5.67% 12/15/43(a)	1,809,585	1,764,929
Series 2023-2A Class A –6.53% 6/15/49(a)	4,275,000	4,292,536
FREED ABS Trust (FREED)
Series 2022-1FP Class B –1.91% 3/19/29(a)	787,652	783,820
Series 2022-3FP Class B –5.79% 8/20/29(a)	2,237,569	2,233,851
Series 2022-4FP Class B –7.58% 12/18/29(a)	1,734,151	1,742,020
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class A –2.74% 2/25/39(a)	170,909	160,218
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-B Class A –4.77% 10/15/29(a)	337,790	333,744
Series 2022-C Class A –6.56% 2/15/30(a)	2,463,503	2,460,354
LP LMS Asset Securitization Trust (LPMS)
Series 2023-1A Class A –8.18% 10/17/33(a)	1,355,922	1,351,456
Marlette Funding Trust (MFT)
Series 2021-2A Class B –1.06% 9/15/31(a)	421,192	417,737
Series 2022-3A Class A –5.18% 11/15/32(a)	1,289,686	1,284,802
Series 2023-1A Class A –6.07% 4/15/33(a)	2,426,204	2,422,087
Series 2023-3A Class A –6.49% 9/15/33(a)	3,724,650	3,726,550
Octane Receivables Trust (OCTL)
Series 2021-1A Class A5 –0.93% 3/22/27(a)	352,999	345,710
Series 2021-2A Class A –1.21% 9/20/28(a)	886,470	857,849
Series 2022-1A Class A2 –4.18% 3/20/28(a)	2,482,114	2,445,855
Series 2022-2A Class A –5.11% 2/22/28(a)	1,218,114	1,206,750
Series 2023-1A Class A –5.87% 5/21/29(a)	1,023,808	1,020,274
Series 2023-2A Class A2 –5.88% 6/20/31(a)	5,600,000	5,581,916
Pagaya AI Debt Selection Trust (PAID)
Series 2021-3 Class A –1.15% 5/15/29(a)	74,453	74,178
Series 2021-HG1 Class A –1.22% 1/16/29(a)	1,470,813	1,416,602
Pagaya AI Debt Trust (PAID)
Series 2022-2 Class A –4.97% 1/15/30(a)	614,574	608,170
Series 2022-3 Class A –6.06% 3/15/30(a)	2,205,917	2,195,348
Series 2022-5 Class A –8.1% 6/17/30(a)	1,553,953	1,567,985
Series 2023-1 Class A –7.56% 7/15/30(a)	1,480,900	1,487,196
Series 2023-3 Class A –7.6% 12/16/30(a)	2,121,893	2,132,706
Series 2023-5 Class A –7.18% 4/15/31(a)	5,000,000	5,008,849
Prosper Marketplace Issuance Trust (PMIT)
Series 2023-1A Class A –7.06% 7/16/29(a)	850,000	850,719
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class A –2.59% 5/20/36(a)	269,778	261,797
Series 2019-2A Class B –2.82% 5/20/36(a)	33,722	32,699
Series 2020-2A Class A –1.33% 7/20/37(a)	439,666	412,084
SoFi Consumer Loan Program Trust (SOFI)
Series 2023-1S Class A –5.81% 5/15/31(a)	271,442	270,829
Theorem Funding Trust (THRM)
Series 2022-3A Class A –7.6% 4/15/29(a)	2,314,052	2,326,240
Upstart Securitization Trust (UPST)
Series 2021-1 Class B –1.89% 3/20/31(a)	113,563	113,224
Series 2021-3 Class A –0.83% 7/20/31(a)	27,172	27,082
Series 2021-5 Class A –1.31% 11/20/31(a)	443,853	437,148
Series 2023-1 Class A –6.59% 2/20/33(a)	780,198	778,820
Series 2023-2 Class A –6.77% 6/20/33(a)	3,572,671	3,568,942

		68,938,303

Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class A2 –0.75% 11/20/26(a)	862,955	847,352
Series 2021-1A Class B –1.38% 2/22/27(a)	1,000,000	957,612
Amur Equipment Finance Receivables XI LLC (AXIS)
Series 2022-2A Class A2 –5.3% 6/21/28(a)	1,723,900	1,708,536
Amur Equipment Finance Receivables XII LLC (AXIS)
Series 2023-1A Class A2 –6.09% 12/20/29(a)	3,500,000	3,504,607
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 –0.53% 12/22/26(a)	355,498	350,839
Series 2022-1 Class A2 –2.11% 8/23/27(a)	190,201	189,889
Series 2023-2 Class A2 –5.84% 1/22/29(a)	1,800,000	1,798,694
Dext ABS LLC (DEXT)
Series 2021-1 Class A –1.12% 2/15/28(a)	1,489,496	1,439,070

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 55

	$ Principal
	Amount	$ Value

HPEFS Equipment Trust (HPEFS)
Series 2023-1A Class A2 –5.43% 8/20/25(a)	2,500,000	2,492,281
MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A2 –2.77% 2/13/25(a)	1,252,629	1,242,327
Series 2022-B Class A2 –5.57% 9/9/25(a)	2,402,726	2,392,536
Series 2022-B Class A3 –5.61% 7/10/28(a)	4,250,000	4,230,512
Series 2023-A Class A2 –5.79% 11/13/26(a)	2,325,000	2,320,609
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2021-1 Class A2 –1.1% 7/15/27(a)	1,757,957	1,707,281
Series 2022-1 Class A2 –5.05% 2/15/28(a)	1,681,604	1,676,784
SCF Equipment Leasing LLC (SCFET)
Series 2022-2A Class A2 –6.24% 7/20/28(a)	1,443,378	1,442,264
Series 2022-2A Class A3 –6.5% 10/21/30(a)	2,750,000	2,763,190
		31,064,383

Total Asset-Backed Securities (Cost $312,854,406)		310,460,528

Commercial Mortgage-Backed Securities - 8.8%

AREIT LLC (AREIT)
Series 2023-CRE8 Class AS –8.2% 5/17/28 Floating
Rate (TSFR1M + 287)(a)	5,000,000	4,996,720
AREIT Trust (AREIT)
Series 2021-CRE5 Class A –6.53% 11/17/38 Floating
Rate (TSFR1M + 119)(a)	3,986,443	3,937,845
BFLD Trust (BFLD)
Series 2020-OBRK Class A –7.5% 11/15/28 Floating
Rate (TSFR1M + 216)(a)	2,625,000	2,620,579
BPR Trust (BPR)
Series 2021-KEN Class A –6.7% 2/15/29 Floating Rate
(TSFR1M + 136)(a)	3,000,000	2,967,070
BRSP Ltd. (BRSP)
Series 2021-FL1 Class A –6.59% 8/19/38 Floating Rate
(TSFR1M + 126)(a) (b)	2,500,000	2,443,843
CLNC Ltd. (CLNC)
Series 2019-FL1 Class AS –6.99% 8/20/35 Floating
Rate (TSFR1M + 166)(a) (b)	4,694,000	4,599,402
FS Rialto Issuer LLC (FSRI)
Series 2022-FL5 Class A –7.63% 6/19/37 Floating Rate
(TSFR1M + 230)(a) (b)	4,500,000	4,458,411
Series 2022-FL7 Class A –8.23% 10/19/39 Floating
Rate (TSFR1M + 290)(a)	1,500,000	1,502,803
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A –6.7% 7/16/35 Floating Rate
(TSFR1M + 136)(a) (b)	2,824,860	2,792,303
HERA Commercial Mortgage Ltd. (HCM)
Series 2021-FL1 Class A –6.5% 2/18/38 Floating Rate
(TSFR1M + 116)(a) (b)	3,882,375	3,777,403
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 –6.5% 6/16/36 Floating Rate
(TSFR1M + 116)(a) (b)	3,002,389	2,981,306
Series 2021-FL1 Class AS –6.85% 6/16/36 Floating Rate
(TSFR1M + 151)(a) (b)	4,000,000	3,919,524
Series 2021-FL2 Class A4 –6.45% 9/17/36 Floating Rate
(TSFR1M + 111)(a) (b)	1,850,357	1,811,482
Hilton USA Trust (HILT)
Series 2016-SFP Class E –5.52% 11/5/35(a)	4,300,000	1,741,500
ILPT Commercial Mortgage Trust (ILPT)
Series 2022-LPF2 Class A –7.58% 10/15/39 Floating
Rate (TSFR1M + 225)(a)	1,000,000	999,500
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 –6.52% 2/15/39 Floating
Rate (TSFR1M + 118)(a) (b)	4,500,000	4,455,090
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class D –8.4% 5/15/28 Floating Rate
(US0001M + 295)(a) (b)	3,350,000	3,249,835
Series 2021-CRE5 Class A –6.75% 7/15/36 Floating
Rate (US0001M + 130)(a) (b)	5,000,000	4,942,685
PFP Ltd. (PFP)
Series 2021-7 Class AS –6.6% 4/14/38 Floating Rate
(TSFR1M + 126)(a) (b)	3,681,696	3,657,938
STWD Ltd. (STWD)
Series 2022-FL3 Class A –6.66% 11/15/38 Floating Rate
(SOFR30A + 135)(a) (b)	6,500,000	6,389,311
VMC Finance LLC (VMC)
Series 2021-FL4 Class A –6.55% 6/16/36 Floating Rate
(TSFR1M + 121)(a)	2,307,989	2,272,455

Total Commercial Mortgage-Backed Securities (Cost $73,586,225)		70,517,005

Mortgage-Backed Securities - 9.5%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A –4% 3/15/25	93,777	92,406
Series 4107 Class LW –1.75% 8/15/27	3,920,438	3,620,805
Series 4281 Class AG –2.5% 12/15/28	46,933	46,188
Series 3003 Class LD –5% 12/15/34	372,173	364,436
Series 2952 Class PA –5% 2/15/35	121,763	118,920
Series 3620 Class PA –4.5% 12/15/39	271,187	260,535
Series 3842 Class PH –4% 4/15/41	384,148	362,952

Pass-Through Securities
Pool# G18296 – 4.5% 2/1/24	5,484	5,331
Pool# G18306 – 4.5% 4/1/24	13,992	13,602
Pool# G18308 – 4% 5/1/24	27,017	26,676
Pool# J13949 – 3.5% 12/1/25	359,199	352,108
Pool# E02804 – 3% 12/1/25	266,164	259,323
Pool# J14649 – 3.5% 4/1/26	286,449	280,091
Pool# E02948 – 3.5% 7/1/26	907,635	885,521
Pool# J16663 – 3.5% 9/1/26	879,476	856,801
Pool# E03033 – 3% 2/1/27	558,932	540,561
Pool# ZS8692 – 2.5% 4/1/33	624,306	563,922
Pool# G01818 – 5% 5/1/35	461,785	453,391
Pool# SB8257 – 5.5% 9/1/38	7,404,033	7,329,637
		16,433,206

Federal National Mortgage Association
Pass-Through Securities
Pool# 995960 – 5% 12/1/23	1	1
Pool# AD0629 – 5% 2/1/24	0	0
Pool# 930667 – 4.5% 3/1/24	8,778	8,522
Pool# 995693 – 4.5% 4/1/24	1,616	1,567
Pool# MA0043 – 4% 4/1/24	32,495	32,049
Pool# 995755 – 4.5% 5/1/24	26,065	25,275
Pool# 931739 – 4% 8/1/24	10,643	10,322
Pool# AE0031 – 5% 6/1/25	3,014	2,945
Pool# AD7073 – 4% 6/1/25	52,633	50,864
Pool# AL0471 – 5.5% 7/1/25	17,904	17,812
Pool# 310139 – 3.5% 11/1/25	471,213	460,709

The accompanying notes form an integral part of these financial statements.

56 2023 Semi-Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments September 30, 2023 (Unaudited)

	$ Principal
	Amount	$ Value

Pool# AB1769 – 3% 11/1/25	193,690	188,771
Pool# AH3429 – 3.5% 1/1/26	1,085,014	1,061,442
Pool# AB2251 – 3% 2/1/26	296,954	288,939
Pool# AB3902 – 3% 11/1/26	256,441	248,044
Pool# AB4482 – 3% 2/1/27	1,364,555	1,317,237
Pool# AL1366 – 2.5% 2/1/27	510,793	488,674
Pool# AB6291 – 3% 9/1/27	288,372	277,287
Pool# MA3189 – 2.5% 11/1/27	479,800	456,502
Pool# MA3791 – 2.5% 9/1/29	1,210,848	1,102,764
Pool# BM5708 – 3% 12/1/29	807,123	774,097
Pool# MA0587 – 4% 12/1/30	1,156,202	1,074,275
Pool# BA4767 – 2.5% 1/1/31	647,082	590,317
Pool# AS7701 – 2.5% 8/1/31	2,014,816	1,820,583
Pool# 555531 – 5.5% 6/1/33	938,877	934,660
Pool# MA3540 – 3.5% 12/1/33	654,308	615,189
Pool# 725232 – 5% 3/1/34	86,740	85,044
Pool# 995112 – 5.5% 7/1/36	428,791	427,139
		12,361,030

Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	1,107,705	1,071,125

Non-Government Agency
Collateralized Mortgage Obligations
Bunker Hill Loan Depositary Trust (BHLD)
Series 2019-3A Class A1 –2.72% 11/25/59(a) (c)	528,098	507,481
Citigroup Mortgage Loan Trust (CMLTI)
Series 2014-A Class A –4% 1/25/35(a) (c)	330,599	308,160
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 –3% 3/25/47(a) (c)	420,180	375,162
Series 2021-7 Class B –2.5% 8/25/51(a) (c)	5,127,784	4,340,770
Series 2021-10IN Class A6 –2.5% 10/25/51(a) (c)	4,732,054	3,996,686
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2021-PJ9 Class A8 –2.5% 2/26/52(a) (c)	3,234,005	2,727,870
Series 2022-PJ1 Class AB –2.5% 5/28/52(a) (c)	3,921,519	3,293,751
Series 2022-PJ2 Class A24 –3% 6/25/52(a) (c)	2,535,030	2,189,116
Series 2020-NQM1 Class A1 –1.38% 9/27/60(a) (c)	382,687	342,739
JPMorgan Mortgage Trust (JPMMT)
Series 2014-2 Class 2A2 –3.5% 6/25/29(a) (c)	481,252	460,819
Series 2014-5 Class B –2.76% 10/25/29(a) (c)	1,267,404	1,196,696
Series 2016-3 Class A –2.97% 10/25/46(a) (c)	1,047,828	954,035
Series 2017-3 Class A –2.5% 8/25/47(a) (c)	2,284,093	1,921,108
Series 2018-6 Class 2A2 –3% 12/25/48(a) (c)	329,197	302,122
Series 2020-7 Class A –3% 1/25/51(a) (c)	82,272	79,969
Series 2020-8 Class A –3% 3/25/51(a) (c)	205,055	193,842
Series 2021-4 Class A4 –2.5% 8/25/51(a) (c)	2,072,001	1,770,712
Series 2021-6 Class B –2.5% 10/25/51(a) (c)	4,587,977	3,909,361
Series 2021-8 Class B –2.5% 12/25/51(a) (c)	1,504,041	1,279,063
Series 2022-2 Class A4A –2.5% 8/25/52(a) (c)	1,860,578	1,554,648
Series 2023-6 Class A4A –5.5% 12/26/53(a) (c)	3,105,827	3,008,655
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A –3% 2/25/50(a) (c)	307,575	301,263
Rate Mortgage Trust (RATE)
Series 2021-J3 Class A7 –2.5% 10/25/51(a) (c)	4,218,885	3,551,837
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 –2.5% 7/25/51(a) (c)	5,343,740	4,553,858
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A –4.5% 8/25/49(a) (c)	143,687	140,853
Series 2020-3 Class A –3% 4/25/50(a) (c)	302,368	287,855
Series 2023-3 Class A4 –6% 9/25/53(a) (c)	3,383,290	3,332,904
		46,881,335

Total Mortgage-Backed Securities (Cost $85,002,527)		76,746,696

U.S. Treasuries - 29.2%

U.S. Treasury Notes
2% 5/31/24	18,000,000	17,596,269
3% 6/30/24	1,000,000	981,832
3.25% 8/31/24	13,000,000	12,742,086
2.13% 11/30/24	2,500,000	2,409,131
1.5% 11/30/24	17,000,000	16,267,539
2.75% 2/28/25	2,000,000	1,931,484
1.13% 2/28/25	9,000,000	8,496,211
0.38% 4/30/25	5,000,000	4,635,938
2.88% 6/15/25	9,000,000	8,665,664
3.13% 8/15/25	8,000,000	7,719,062
0.25% 8/31/25	20,000,000	18,251,562
3.5% 9/15/25	7,000,000	6,796,016
4.25% 10/15/25	12,000,000	11,813,906
4% 2/15/26	12,000,000	11,747,344
4.5% 7/15/26	22,000,000	21,798,906
1.88% 7/31/26	15,000,000	13,840,723
4.63% 9/15/26	10,000,000	9,951,563
1.63% 10/31/26	17,000,000	15,471,328
2.25% 2/15/27	2,000,000	1,845,977
1.13% 2/28/27	10,000,000	8,876,953
4.13% 9/30/27	10,000,000	9,793,359
1.13% 2/29/28	16,000,000	13,768,750
1.25% 3/31/28	7,000,000	6,042,695
4.38% 8/31/28	2,000,000	1,980,313
4.63% 9/30/28	2,000,000	2,001,406

Total U.S. Treasuries (Cost $248,115,786)		235,426,017

Cash Equivalents - 1.4%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09% (Cost
$11,310,364)(d)	11,310,364	11,310,364

Short-Term Securities Held as Collateral for Securities on Loan - 0.1%

Goldman Sachs Financial Square Government Fund
Institutional Class –5.24%	974,264	974,264
Citibank N.A. DDCA
5.32%	108,252	108,252

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $1,082,516)		1,082,516
Total Investments in Securities (Cost $834,168,723)		804,927,920

Other Assets Less Other Liabilities - 0.1%		704,068
Net Assets - 100%		805,631,988

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 57

Net Asset Value Per Share - Investor Class	11.69
Net Asset Value Per Share - Institutional Class	11.72

^	This security or a partial position of this security was on loan as of September 30, 2023. The total value of securities on loan as of September 30, 2023 was $1,056,425.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

58 2023 Semi-Annual Report

ULTRA SHORT GOVERNMENT FUND

Schedule of Investments September 30, 2023 (Unaudited)

Asset-Backed Securities - 1.3%
	$ Principal
	Amount	$ Value

Automobile
ACM Auto Trust (ACM)
Series 2023-1A Class A –6.61% 1/22/30(a)	106,282	106,186
Avid Automobile Receivables Trust (AVID)
Series 2023-1 Class A –6.63% 7/15/26(a)	111,322	111,166
CFMT LLC (CFMT)
Series 2021-AL1 Class B –1.39% 9/22/31(a)	161,019	155,435
LAD Auto Receivables Trust (LADAR)
Series 2022-1A Class A –5.21% 6/15/27(a)	153,223	152,097

		524,884

Consumer & Specialty Finance
LendingPoint Asset Securitization Trust (LDPT)
Series 2020-REV1 Class A –2.73% 10/15/28(a)	24,053	24,053
SoFi Consumer Loan Program Trust (SOFI)
Series 2023-1S Class A –5.81% 5/15/31(a)	271,442	270,829
Upstart Securitization Trust (UPST)
Series 2021-1 Class B –1.89% 3/20/31(a)	14,763	14,719
Series 2021-3 Class A –0.83% 7/20/31(a)	3,397	3,385
Series 2021-5 Class A –1.31% 11/20/31(a)	219,506	216,190

		529,176

Equipment
Amur Equipment Finance Receivables XII LLC (AXIS)
Series 2023-1A Class A1 –5.63% 6/20/24(a)	412,320	412,198
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2022-1 Class A2 –5.05% 2/15/28(a)	210,200	209,598
		621,796

Total Asset-Backed Securities (Cost $1,685,050)		1,675,856

U.S. Treasuries - 94.7%

U.S. Treasury Notes
2.88% 10/31/23	11,000,000	10,978,395
2.75% 11/15/23	19,000,000	18,937,791
2.13% 11/30/23	17,000,000	16,907,343
2.25% 1/31/24	8,000,000	7,916,691
2.75% 2/15/24	9,000,000	8,910,162
2.5% 4/30/24	7,000,000	6,881,249
2.5% 5/15/24	12,000,000	11,785,199
2.5% 5/31/24	17,000,000	16,671,825
3% 7/31/24	14,000,000	13,715,629
3.25% 8/31/24	14,000,000	13,722,246

Total U.S. Treasuries (Cost $126,489,219)		126,426,530

Cash Equivalents - 3.3%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 5.09% (Cost
$4,455,896)(b)	4,455,896	4,455,896

Total Investments in Securities (Cost $132,630,165)		132,558,282

Other Assets Less Other Liabilities - 0.7%		891,786
Net Assets - 100%		133,450,068

Net Asset Value Per Share	9.98

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Rate presented represents the 7 day average yield at September 30, 2023.

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 59

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60 2023 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023 (Unaudited)

							Short
	Conservative	Core Plus	Large Cap	Multi Cap	Nebraska Tax	Partners III	Duration	Ultra Short
(In U.S. dollars, except share data)	Allocation	Income	Equity	Equity	Free Income	Opportunity	Income	Government
Assets:
Investments in securities at value*#:
Unaffiliated issuers	217,579,535	1,009,986,819	835,611,411	530,775,808	26,030,867	410,355,376	804,927,920	132,558,282
Non-controlled affiliates	—	—	—	—	—	10,200,000	—	—
	217,579,535	1,009,986,819	835,611,411	530,775,808	26,030,867	420,555,376	804,927,920	132,558,282
Accrued interest and dividends receivable	716,922	8,556,744	75,975	26,087	296,314	127,794	4,994,846	983,686
Due from broker	—	—	—	—	—	19,254,850	—	—
Receivable for securities sold	—	—	385,561	—	—	—	550,952	—
Receivable for fund shares sold	76,429	2,659,721	86,728	1,180	15,000	6,109	984,634	34,167
Reclaims receivable	15,415	—	—	—	—	—	—	—
Receivable from adviser	—	—	—	—	2,081	—	—	—
Prepaid expenses	31,920	70,922	56,310	42,311	2,707	28,975	72,667	22,496
Cash	—	13,748	—	278	—	111	2,371	—
Total assets	218,420,221	1,021,287,954	836,215,985	530,845,664	26,346,969	439,973,215	811,533,390	133,598,631
Liabilities:
Distributions Payable	—	219,346	—	—	—	—	—	38,505
Dividends payable on securities sold short	—	—	—	—	—	63,326	—	—
Due to adviser	108,422	195,765	614,496	384,883	—	374,822	248,155	5,383
Payable for collateral received on loaned securities	—	1,599,373	—	—	—	360,000	1,082,516	—
Payable for securities purchased	—	16,625,834	7,560,126	399,794	—	—	2,906,710	—
Payable for fund shares redeemed	14,586	2,669,015	322,160	52,344	—	88,262	1,588,576	93,882
Securities sold short^	—	—	—	—	—	19,175,200	—	—
Other	23,899	45,676	93,952	60,350	327	52,886	75,445	10,793
Total liabilities	146,907	21,355,009	8,590,734	897,371	327	20,114,496	5,901,402	148,563
Net assets	218,273,314	999,932,945	827,625,251	529,948,293	26,346,642	419,858,719	805,631,988	133,450,068
Composition of net assets:
Paid-in capital	181,056,812	1,075,066,204	390,489,584	274,535,686	28,525,603	253,153,220	835,367,311	133,543,427
Total distributable earnings	37,216,502	(75,133,259)	437,135,667	255,412,607	(2,178,961)	166,705,499	(29,735,323)	(93,359)
Net assets	218,273,314	999,932,945	827,625,251	529,948,293	26,346,642	419,858,719	805,631,988	133,450,068
Net assets(a):
Investor Class	50,774,494	176,854,017	501,120,783	220,867,059	26,346,642	5,539,499	26,591,422
Institutional Class	167,498,820	823,078,928	326,504,468	309,081,234		414,319,220	779,040,566	133,450,068
Shares outstanding(a)(b):
Investor Class	3,171,551	18,986,996	10,214,490	7,816,793	2,855,867	490,428	2,274,380
Institutional Class	10,442,844	88,341,415	6,485,533	10,638,575		33,668,603	66,479,033	13,369,279
Net asset value, offering and redemption price(a):
Investor Class	16.01	9.31	49.06	28.26	9.23	11.30	11.69
Institutional Class	16.04	9.32	50.34	29.05		12.31	11.72	9.98
* Cost of investments in securities:
Unaffiliated Issuers	182,504,835	1,080,538,134	438,597,170	281,094,795	28,101,238	271,362,388	834,168,723	132,630,165
Non-controlled affiliates	—	—	—	—	—	580,695	—	—
	182,504,835	1,080,538,134	438,597,170	281,094,795	28,101,238	271,943,083	834,168,723	132,630,165
^ Proceeds from short sales	—	—	—	—	—	10,576,102	—	—

# Includes securities on loan as shown in the Schedule of Investments.

(a) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

(b) Indefinite number of no par value shares authorized.

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 61

STATEMENTS OF OPERATIONS

Period ended September 30, 2023 (Unaudited)

					Nebraska		Short
	Conservative	Core Plus	Large Cap	Multi Cap	Tax Free	Partners III	Duration	Ultra Short
(In U.S. dollars)	Allocation	Income	Equity	Equity	Income	Opportunity	Income	Government
Investment Income:
Dividends	693,438	1,316,116	2,538,401	1,256,161	50,758	1,975,185	384,804	210,029
Interest	1,960,276	20,967,812	517,624	428,223	292,900	857,708	17,408,403	2,663,689
Income from securities lending	19	16,729	—	—	—	10	15,263	—
Total investment income	2,653,733	22,300,657	3,056,025	1,684,384	343,658	2,832,903	17,808,470	2,873,718
Fees and expenses*:
Investment advisory services	640,333	1,607,504	3,100,042	2,027,437	56,306	2,158,024	1,549,523	173,181
Business administration services(1)	32,020	120,571	124,012	81,104	4,224	64,746	116,225	17,319
Administrative services:(2)
Investor Class	47,620	147,761	403,067	204,460	8,717	6,893	55,798
Institutional Class	25,825	161,318	30,744	26,047		39,999	313,580	12,786
Transfer agent services:
Investor Class	12,512	10,045	42,136	34,212	13,360	8,882	9,035
Institutional Class	7,877	9,547	11,164	10,289		14,601	15,279	15,640
Registration:
Investor Class	8,858	10,899	14,250	10,480	2,170	5,899	30,119
Institutional Class	11,019	36,094	12,560	10,349		15,491	26,948	23,972
Custody and fund accounting	39,793	69,416	78,111	62,829	26,686	60,331	80,076	30,500
Auditing and legal	20,290	41,999	46,655	34,700	11,037	30,007	44,271	14,609
Trustees	13,361	45,061	52,169	34,542	1,699	27,593	49,265	7,009
Dividends on securities sold short	—	—	—	—	—	128,861	—	—
Printing	5,268	15,024	17,200	11,735	1,848	9,409	15,264	3,543
Other	10,721	28,983	43,223	25,170	1,941	15,855	46,913	4,181
	875,497	2,304,222	3,975,333	2,573,354	127,988	2,586,591	2,352,296	302,740
Less expenses waived/reimbursed by investment adviser	(89,119)	(534,562)	—	—	(64,675)	—	(517,459)	(160,799)
Net expenses	786,378	1,769,660	3,975,333	2,573,354	63,313	2,586,591	1,834,837	141,941
Net investment income (loss)	1,867,355	20,530,997	(919,308)	(888,970)	280,345	246,312	15,973,633	2,731,777
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	1,623,499	(132,058)	20,003,341	16,123,583	(15,095)	18,199,050	86,678	(1,967)
Non-controlled affiliates	—	—	—	—	—	127,267	—	—
Net realized gain (loss)	1,623,499	(132,058)	20,003,341	16,123,583	(15,095)	18,326,317	86,678	(1,967)
Change in net unrealized appreciation (depreciation):
Unaffiliated issuers	2,287,519	(41,769,248)	59,930,928	20,823,069	(1,197,868)	17,053,436	(2,483,172)	(24,903)
Non-controlled affiliates	—	—	—	—	—	(5,242,845)	—	—
Securities sold short	—	—	—	—	—	723,600	—	—
Change in net unrealized appreciation (depreciation)	2,287,519	(41,769,248)	59,930,928	20,823,069	(1,197,868)	12,534,191	(2,483,172)	(24,903)
Net realized and unrealized gain (loss) on investments	3,911,018	(41,901,306)	79,934,269	36,946,652	(1,212,963)	30,860,508	(2,396,494)	(26,870)
Net increase (decrease) in net assets resulting from operations	5,778,373	(21,370,309)	79,014,961	36,057,682	(932,618)	31,106,820	13,577,139	2,704,907

*	Additional information related to fees and expenses is included in the notes to the financial statements.
(1)	The trust has business administration agreement with the Advisor under which the Trust compensates the Adviser for providing business administration services for all share classes of the funds. Services encompass supervising all aspects of the management and operations of the Trust, Including monitoring Trust's relationships with third-party services providers that may be retained from time to time by the Trust.
(2)	The trust has administrative services plans under which the Trust compensates the Adviser for administrative services provided to all share classes of the Funds. Administrative services are provided by the Adviser or by certain financial intermediaries with respect to non-distribution services to fund stakeholders. These services include, but are not limited to, providing shareholder statements, assisting with shareholder communications and sub-accounting services in connection with omnibus accounts.

The accompanying notes form an integral part of these financial statements.

62 2023 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation		Core Plus Income		Large Cap Equity		Multi Cap Equity
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2023	Year ended	Sept. 30, 2023	Year ended	Sept. 30, 2023	Year ended	Sept. 30, 2023	Year ended
(In U.S. dollars)	(Unaudited)	March 31, 2023	(Unaudited)	March 31, 2023	(Unaudited)	March 31, 2023	(Unaudited)	March 31, 2023
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	1,867,355	2,469,605	20,530,997	15,223,798	(919,308)	(2,582,178)	(888,970)	(1,921,396)
Net realized gain (loss)	1,623,499	(609,191)	(132,058)	(4,565,044)	20,003,341	21,566,621	16,123,583	(4,146,912)
Change in net unrealized appreciation
(depreciation)	2,287,519	(10,344,953)	(41,769,248)	(18,278,886)	59,930,928	(124,445,011)	20,823,069	(47,955,180)
Net increase (decrease) in net assets
resulting from operations	5,778,373	(8,484,539)	(21,370,309)	(7,620,132)	79,014,961	(105,460,568)	36,057,682	(54,023,488)
Distributions to shareholders(a):
Investor Class	(374,933)	(1,102,354)	(3,925,699)	(2,389,390)	—	(61,432,310)	—	(11,638,108)
Institutional Class	(1,204,191)	(2,882,783)	(16,575,165)	(13,677,916)	—	(31,790,688)	—	(14,594,955)
Total distributions	(1,579,124)	(3,985,137)	(20,500,864)	(16,067,306)	—	(93,222,998)	—	(26,233,063)
Fund share transactions(a):
Investor Class	(3,543,026)	(7,526,786)	60,051,016	74,048,055	(49,439,855)	(1,716,929)	(23,329,962)	48,175,789
Institutional Class	12,127,993	14,918,961	383,177,255	200,610,365	24,390,013	25,289,971	(4,630,741)	59,760,676
Net increase (decrease) from fund share
transactions	8,584,967	7,392,175	443,228,271	274,658,420	(25,049,842)	23,573,042	(27,960,703)	107,936,465
Total increase (decrease) in net assets	12,784,216	(5,077,501)	401,357,098	250,970,982	53,965,119	(175,110,524)	8,096,979	27,679,914
Net assets:
Beginning of period	205,489,098	210,566,599	598,575,847	347,604,865	773,660,132	948,770,656	521,851,314	494,171,400
End of period	218,273,314	205,489,098	999,932,945	598,575,847	827,625,251	773,660,132	529,948,293	521,851,314

(a) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 63

Nebraska Tax Free Income		Partners III Opportunity		Short Duration Income		Ultra Short Government
Six months		Six months		Six months		Six months
ended		ended		ended		ended
Sept. 30, 2023	Year ended	Sept. 30, 2023	Year ended	Sept. 30, 2023	Year ended	Sept. 30, 2023	Year ended
(Unaudited)	March 31, 2023	(Unaudited)	March 31, 2023	(Unaudited)	March 31, 2023	(Unaudited)	March 31, 2023

280,345	511,825	246,312	(1,460,825)	15,973,633	21,721,628	2,731,777	1,640,006
(15,095)	(19)	18,326,317	8,170,975	86,678	(532,364)	(1,967)	(635)

(1,197,868)	(359,055)	12,534,191	(95,145,721)	(2,483,172)	(14,324,626)	(24,903)	(1,834)

(932,618)	152,751	31,106,820	(88,435,571)	13,577,139	6,864,638	2,704,907	1,637,537

(282,399)	(507,241)	—	(580,717)	(746,364)	(1,698,033)
		—	(32,518,175)	(15,246,963)	(21,493,708)	(2,725,205)	(1,647,995)
(282,399)	(507,241)	—	(33,098,892)	(15,993,327)	(23,191,741)	(2,725,205)	(1,647,995)

(1,336,987)	(3,626,893)	(1,642,122)	(4,865,350)	(14,374,551)	(17,400,461)
		(22,383,770)	(34,202,509)	51,438,572	22,670,328	46,805,369	24,101,270

(1,336,987)	(3,626,893)	(24,025,892)	(39,067,859)	37,064,021	5,269,867	46,805,369	24,101,270
(2,552,004)	(3,981,383)	7,080,928	(160,602,322)	34,647,833	(11,057,236)	46,785,071	24,090,812

28,898,646	32,880,029	412,777,791	573,380,113	770,984,155	782,041,391	86,664,997	62,574,185
26,346,642	28,898,646	419,858,719	412,777,791	805,631,988	770,984,155	133,450,068	86,664,997

The accompanying notes form an integral part of these financial statements.

64 2023 Semi-Annual Report

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Conservative Allocation - Investor Class
Six months ended 9/30/2023 (Unaudited)	15.69	0.13 (d)	0.31	0.44	(0.12)	—	(0.12)
2023	16.68	0.17 (d)	(0.86)	(0.69)	(0.15)	(0.15)	(0.30)
2022	16.30	0.05 (d)	0.78	0.83	(0.04)	(0.41)	(0.45)
2021	13.54	0.07 (d)	2.86	2.93	(0.08)	(0.09)	(0.17)
2020	13.76	0.13 (d)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14 (d)	0.66	0.80	(0.13)	(1.11)	(1.24)
Conservative Allocation - Institutional Class
Six months ended 9/30/2023 (Unaudited)	15.71	0.14 (d)	0.31	0.45	(0.12)	—	(0.12)
2023	16.70	0.20 (d)	(0.88)	(0.68)	(0.16)	(0.15)	(0.31)
2022	16.31	0.08 (d)	0.77	0.85	(0.05)	(0.41)	(0.46)
2021	13.55	0.09 (d)	2.87	2.96	(0.11)	(0.09)	(0.20)
2020(e)	13.75	0.16 (d)	(0.08)	0.08	(0.15)	(0.13)	(0.28)
Core Plus Income - Investor Class
Six months ended 9/30/2023 (Unaudited)	9.76	0.24 (d)	(0.45)	(0.21)	(0.24)	—	(0.24)
2023	10.45	0.37 (d)	(0.70)	(0.33)	(0.35)	(0.01)	(0.36)
2022	10.86	0.23 (d)	(0.40)	(0.17)	(0.21)	(0.03)	(0.24)
2021	10.14	0.37 (d)	0.91	1.28	(0.37)	(0.19)	(0.56)
2020	10.31	0.30 (d)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27 (d)	0.21	0.48	(0.26)	—	(0.26)
Core Plus Income - Institutional Class
Six months ended 9/30/2023 (Unaudited)	9.76	0.25 (d)	(0.45)	(0.20)	(0.24)	—	(0.24)
2023	10.45	0.37 (d)	(0.69)	(0.32)	(0.36)	(0.01)	(0.37)
2022	10.87	0.24 (d)	(0.41)	(0.17)	(0.22)	(0.03)	(0.25)
2021	10.15	0.38 (d)	0.91	1.29	(0.38)	(0.19)	(0.57)
2020	10.32	0.32 (d)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29 (d)	0.21	0.50	(0.28)	—	(0.28)
Large Cap Equity - Investor Class
Six months ended 9/30/2023 (Unaudited)	44.48	(0.07)(d)	4.65	4.58	—	—	—
2023	56.83	(0.18)(d)	(6.23)	(6.41)	—	(5.94)	(5.94)
2022	54.30	(0.32)(d)	5.18	4.86	—	(2.33)	(2.33)
2021	37.98	(0.21)(d)	21.14	20.93	—	(4.61)	(4.61)
2020	42.31	(0.15)(d)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(d)	3.60	3.41	—	(4.02)	(4.02)
Large Cap Equity - Institutional Class
Six months ended 9/30/2023 (Unaudited)	45.61	(0.03)(d)	4.76	4.73	—	—	—
2023	58.02	(0.11)(d)	(6.36)	(6.47)	—	(5.94)	(5.94)
2022	55.31	(0.23)(d)	5.27	5.04	—	(2.33)	(2.33)
2021	38.55	(0.11)(d)	21.48	21.37	—	(4.61)	(4.61)
2020	42.82	(0.05)(d)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(d)	3.64	3.55	—	(4.02)	(4.02)
Multi Cap Equity - Investor Class
Six months ended 9/30/2023 (Unaudited)	26.44	(0.06)(d)	1.88	1.82	—	—	—
2023	32.18	(0.16)(d)	(3.68)	(3.84)	—	(1.90)	(1.90)
2022	33.01	(0.27)(d)	1.81	1.54	—	(2.37)	(2.37)
2021	23.32	(0.28)(d)	13.30	13.02	—	(3.33)	(3.33)
2020	29.45	(0.09)(d)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(d)	0.63	0.51	—	(2.37)	(2.37)
Multi Cap Equity - Institutional Class
Six months ended 9/30/2023 (Unaudited)	27.16	(0.04)(d)	1.93	1.89	—	—	—
2023	32.94	(0.11)(d)	(3.77)	(3.88)	—	(1.90)	(1.90)
2022	33.67	(0.21)(d)	1.85	1.64	—	(2.37)	(2.37)
2021	23.70	(0.23)(d)	13.53	13.30	—	(3.33)	(3.33)
2020	29.82	(0.01)(d)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(d)	0.64	0.60	—	(2.37)	(2.37)

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(d) Per share net investment income (loss) has been calculated using the average daily shares method.

(e) Initial offering of shares on March 29, 2019.

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 65

			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

16.01	2.78	50,774	0.98	0.85	1.63	12
15.69	(4.12)	53,269	0.99	0.85	1.12	20
16.68	4.98	64,732	1.01	0.85	0.31	26
16.30	21.74	64,736	1.14	0.85	0.44	29
13.54	0.35	47,591	1.20	0.85	0.94	32
13.76	6.18	124,431	1.00	0.88	0.98	33

16.04	2.87	167,499	0.77	0.70	1.79	12
15.71	(4.01)	152,221	0.79	0.70	1.29	20
16.70	5.15	145,835	0.82	0.70	0.46	26
16.31	21.93	141,277	0.89	0.70	0.58	29
13.55	0.45	84,682	1.00	0.70	1.09	32

9.31	(2.21)	176,854	0.69	0.52	5.01	6
9.76	(3.06)	124,729	0.82	0.50	3.72	24
10.45	(1.67)	54,279	0.89	0.50	2.07	46
10.86	12.79	53,944	1.09	0.50	3.42	38
10.14	1.38	25,921	1.18	0.57	2.85	51
10.31	4.78	18,840	1.42	0.60	2.76	33

9.32	(2.05)	823,079	0.54	0.42	5.12	6
9.76	(2.98)	473,847	0.59	0.40	3.76	24
10.45	(1.67)	293,326	0.62	0.40	2.16	46
10.87	12.88	110,303	0.80	0.40	3.54	38
10.15	1.56	78,128	0.80	0.40	3.02	51
10.32	5.07	59,687	0.96	0.40	2.93	33

49.06	10.30	501,121	1.01	1.01	(0.27)	11
44.48	(11.01)	499,565	1.04	1.04	(0.37)	9
56.83	8.63	633,358	1.04	1.04	(0.53)	15
54.30	56.97	616,462	1.11	1.09	(0.43)	14
37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
42.31	9.04	541,168	1.23	1.23	(0.46)	32

50.34	10.37	326,504	0.87	0.87	(0.14)	11
45.61	(10.88)	274,095	0.89	0.89	(0.23)	9
58.02	8.80	315,413	0.90	0.89	(0.37)	15
55.31	57.28	311,177	0.97	0.89	(0.23)	14
38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
42.82	9.32	227,580	1.08	0.99	(0.22)	32

28.26	6.88	220,867	1.06	1.06	(0.44)	5
26.44	(11.97)	228,650	1.07	1.07	(0.56)	6
32.18	4.13	214,991	1.09	1.09	(0.78)	8
33.01	58.17	231,482	1.18	1.09	(0.97)	7
23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
29.45	2.50	265,250	1.27	1.27	(0.39)	38

29.05	6.96	309,081	0.87	0.87	(0.25)	5
27.16	(11.81)	293,201	0.89	0.89	(0.38)	6
32.94	4.35	279,181	0.91	0.89	(0.59)	8
33.67	58.43	277,133	0.99	0.89	(0.77)	7
23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
29.82	2.78	322,558	1.07	0.99	(0.12)	38

The accompanying notes form an integral part of these financial statements.

66 2023 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Nebraska Tax Free Income
Six months ended 9/30/2023 (Unaudited)	9.65	0.10 (d)	(0.42)	(0.32)	(0.10)	—	(0.10)
2023	9.73	0.17 (d)	(0.09)	0.08	(0.16)	—	(0.16)
2022	10.18	0.14 (d)	(0.45)	(0.31)	(0.14)	—	(0.14)
2021	10.07	0.16	0.11	0.27	(0.16)	—	(0.16)
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
Partners III Opportunity - Investor Class
Six months ended 9/30/2023 (Unaudited)	10.55	(0.03)(d)	0.78	0.75	—	—	—
2023	13.74	(0.11)(d)	(2.14)	(2.25)	—	(0.94)	(0.94)
2022	15.67	(0.20)(d)	0.11	(0.09)	—	(1.84)	(1.84)
2021	12.84	(0.16)(d)	4.92	4.76	—	(1.93)	(1.93)
2020	14.67	(0.20)(d)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(d)	1.58	1.41	—	(1.02)	(1.02)
Partners III Opportunity - Institutional Class
Six months ended 9/30/2023 (Unaudited)	11.46	0.01 (d)	0.84	0.85	—	—	—
2023	14.74	(0.04)(d)	(2.30)	(2.34)	—	(0.94)	(0.94)
2022	16.60	(0.13)(d)	0.11	(0.02)	—	(1.84)	(1.84)
2021	13.43	(0.07)(d)	5.17	5.10	—	(1.93)	(1.93)
2020	15.21	(0.11)(d)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(d)	1.63	1.54	—	(1.02)	(1.02)
Short Duration Income - Investor Class
Six months ended 9/30/2023 (Unaudited)	11.73	0.24 (d)	(0.04)	0.20	(0.24)	—	(0.24)
2023	11.98	0.32 (d)	(0.22)	0.10	(0.34)	(0.01)	(0.35)
2022	12.37	0.19 (d)	(0.37)	(0.18)	(0.19)	(0.02)	(0.21)
2021	11.93	0.27 (d)	0.48	0.75	(0.29)	(0.02)	(0.31)
2020	12.17	0.27 (d)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26 (d)	0.09	0.35	(0.27)	—	(0.27)
Short Duration Income - Institutional Class
Six months ended 9/30/2023 (Unaudited)	11.76	0.24 (d)	(0.04)	0.20	(0.24)	—	(0.24)
2023	12.00	0.33 (d)	(0.22)	0.11	(0.34)	(0.01)	(0.35)
2022	12.39	0.20 (d)	(0.37)	(0.17)	(0.20)	(0.02)	(0.22)
2021	11.95	0.28 (d)	0.47	0.75	(0.29)	(0.02)	(0.31)
2020	12.19	0.29 (d)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29 (d)	0.09	0.38	(0.30)	—	(0.30)
Ultra Short Government
Six months ended 9/30/2023 (Unaudited)	9.99	0.24 (d)	(0.02)	0.22	(0.23)	—	(0.23)
2023	9.99	0.25 (d)	(0.01)	0.24	(0.24)	—	(0.24)
2022	10.00	0.01 (d)	(0.01)	—#	(0.01)	—	(0.01)
2021	10.03	0.06	(0.03)	0.03	(0.06)	—	(0.06)
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)

# Amount less than $0.01.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(d) Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes form an integral part of these financial statements.

2023 Semi-Annual Report 67

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

9.23	(3.48)	26,347	0.91	0.45	1.99	5
9.65	0.91	28,899	0.95	0.45	1.73	5
9.73	(3.08)	32,880	1.02	0.45	1.42	9
10.18	2.67	35,638	1.09	0.45	1.54	13
10.07	2.55	31,465	1.10	0.94	1.29	7
9.95	3.46	38,048	0.89	0.89	1.39	9

11.30	7.11	5,539	1.86	1.86	(0.53)	11
10.55	(16.31)	6,732	1.75	1.75	(0.92)	33
13.74	(1.02)	14,147	1.86	1.86	(1.25)	26
15.67	39.25	22,791	2.09	2.09	(1.08)	23
12.84	(6.40)	19,287	2.04	2.04	(1.29)	32
14.67	10.63	21,881	2.13	2.13	(1.23)	38

12.31	7.42	414,319	1.19	1.19	0.12	11
11.46	(15.80)	406,046	1.19	1.19	(0.30)	33
14.74	(0.53)	559,234	1.43	1.43	(0.81)	26
16.60	40.11	592,471	1.46	1.46	(0.46)	23
13.43	(5.83)	541,433	1.44	1.44	(0.69)	32
15.21	11.25	616,621	1.56	1.56	(0.66)	38

11.69	1.70	26,591	1.00	0.55	4.03	16
11.73	0.83	41,089	0.86	0.55	2.69	43
11.98	(1.46)	60,017	0.90	0.55	1.55	51
12.37	6.29	36,857	1.02	0.55	2.23	45
11.93	0.26	60,845	0.95	0.65	2.20	51
12.17	2.95	71,002	0.92	0.68	2.17	23

11.72	1.73	779,041	0.59	0.47	4.13	16
11.76	0.98	729,895	0.60	0.48	2.82	43
12.00	(1.41)	722,024	0.62	0.48	1.65	51
12.39	6.32	658,216	0.65	0.48	2.27	45
11.95	0.44	675,245	0.64	0.48	2.37	51
12.19	3.18	828,697	0.63	0.48	2.37	23

9.98	2.26	133,450	0.52	0.25	4.72	51
9.99	2.41	86,665	0.63	0.18	2.47	206
9.99	0.01	62,574	0.68	0.09	0.08	84
10.00	0.29	79,937	0.69	0.17	0.53	138
10.03	2.44	72,102	0.71	0.20	2.18	46
10.01	2.17	97,444	0.61	0.20	2.05	148

The accompanying notes form an integral part of these financial statements.

68 2023 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Unaudited)

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2023, the Trust had eight series in operation: Conservative Allocation Fund (formerly Balanced Fund), Core Plus Income Fund, Large Cap Equity Fund (formerly Value Fund), Multi Cap Equity Fund (formerly Partners Value Fund), Nebraska Tax Free Income Fund (formerly Nebraska Tax-Free Income Fund), Partners III Opportunity Fund, Short Duration Income Fund, and Ultra Short Government Fund (individually, a “Fund”, collectively, the “Funds”).

On March 29, 2019, the Conservative Allocation Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.

Currently, the Conservative Allocation, Core Plus Income, Large Cap Equity, Multi Cap Equity, Partners III Opportunity and Short Duration Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as business administration and administrative servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. All other Funds offer one class of shares.

The investment objective of the Large Cap Equity, Multi Cap Equity and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation.

The investment objectives of the Conservative Allocation Fund are long-term capital appreciation, capital preservation and current income.

The investment objectives of the Core Plus Income Fund are current income and capital preservation.

The investment objective of the Nebraska Tax Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.

The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.

The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.

(2) Significant Accounting Policies

The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Investments are carried at fair value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•	Money market funds are valued at the quoted net asset value.
•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Board of Trustees has adopted a Valuation Policy with regard to the Trust's valuation of portfolio investments. The Valuation Policy notes that the Board of Trustees has (i) designated Weitz Investment Management, Inc. (the "Adviser") as the valuation designee to perform fair valuation determinations for the Funds for all Fund investments and (ii) established a Valuation Committee (composed of Independent Trustees) to oversee the Adviser's activities as valuation designee. The Adviser has contracted with Citi Fund Services Ohio, Inc. to perform portfolio accounting services for the Funds, which services include valuation services for portfolio securities. The Adviser has established a Pricing Committee (composed of certain employees) to assist the Adviser, as valuation designee, with pricing and valuation matters. The Adviser has adopted Procedures for Valuation of Portfolio Securities to govern the Adviser and the Pricing Committee in carrying out their valuation responsibilities for the Funds.

(b) Option Transactions

The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

2023 Semi-Annual Report 69

The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases.

A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Securities Lending

For the purpose of generating income, the Funds, other than Ultra Short Government Fund, may lend portfolio securities, provided (1) the loan is secured continuously by collateral consisting of cash and/or U.S. Government securities maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the lending Fund. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.

Cash collateral received in connection with securities lending is invested by Citibank, NA (the “Securities Lending Agent”) on behalf of the Funds in demand deposit accounts and money market funds. Such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agent. The Funds pay the Securities Lending Agent a portion of the investment income (net of rebates) on cash collateral delivered. Such fees are netted against “Income from securities lending” on the Statements of Operations. The Core Plus Income Fund, Partners III Opportunity Fund and Short Duration Income Fund had securities on loan of $1,567,697, $347,880 and $1,056,424, respectively, accounted for as secured borrowings with cash collateral of overnight and continuous maturities in the amounts of $1,599,372, $360,000 and $1,082,516, respectively, as of September 30, 2023.

(e) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2023, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(f) Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(g) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Nebraska Tax Free Income Fund pays income dividends on a quarterly basis. The Core Plus Income, Short Duration Income and Ultra Short Government Funds declares dividends daily and pay dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(h) Other

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as business administration, administrative servicing fees, transfer agent fees and registration fees.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

70 2023 Semi-Annual Report

(j) In-Kind Redemptions

The Funds may meet redemption requests through an in-kind distribution of portfolio securities and cash. For financial reporting purposes, in-kind transactions are treated as a sale of securities. The resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For the period ended September 30, 2023, there was no in-kind redemption activity. The net realized gain (loss) from in-kind transactions, if any, can be found on the Statements of Operations. For tax purposes, no gains or losses were recognized.

(3) Fund Share Transactions

	Six months ended September 30, 2023		Year ended March 31, 2023
	Shares	$ Amount	Shares	$ Amount
Conservative Allocation - Investor Class
Sales	288,156	4,636,638	996,577	15,618,109
Redemptions	(534,613)	(8,547,012)	(1,551,226)	(24,218,332)
Reinvestment of distributions	23,046	367,348	69,272	1,073,437
Net increase (decrease)	(223,411)	(3,543,026)	(485,397)	(7,526,786)

Conservative Allocation - Institutional Class
Sales	933,848	15,003,909	1,622,884	25,338,132
Redemptions	(254,070)	(4,078,017)	(854,585)	(13,296,514)
Reinvestment of distributions	75,320	1,202,101	185,428	2,877,343
Net increase (decrease)	755,098	12,127,993	953,727	14,918,961

Core Plus Income - Investor Class
Sales	8,244,130	79,539,009	10,533,840	102,761,529
Redemptions	(2,449,670)	(23,433,454)	(3,191,279)	(31,089,651)
Reinvestment of distributions	411,452	3,945,461	243,617	2,376,177
Net increase (decrease)	6,205,912	60,051,016	7,586,178	74,048,055

Core Plus Income - Institutional Class
Sales	45,715,586	439,602,628	34,560,868	339,016,312
Redemptions	(7,444,230)	(71,071,093)	(15,161,910)	(148,893,247)
Reinvestment of distributions	1,528,937	14,645,720	1,075,271	10,487,300
Net increase (decrease)	39,800,293	383,177,255	20,474,229	200,610,365

Large Cap Value - Investor Class
Sales	51,287	2,510,083	203,020	9,836,977
Redemptions	(1,067,965)	(51,949,938)	(1,472,255)	(70,298,944)
Reinvestment of distributions	—	—	1,356,072	58,745,038
Net increase (decrease)	(1,016,678)	(49,439,855)	86,837	(1,716,929)

Large Cap Value - Institutional Class
Sales	766,424	38,562,841	457,705	22,698,491
Redemptions	(290,280)	(14,172,828)	(551,487)	(27,034,362)
Reinvestment of distributions	—	—	667,098	29,625,842
Net increase (decrease)	476,144	24,390,013	573,316	25,289,971

Multi Cap Value - Investor Class
Sales	20,569	576,289	79,024	2,194,054
Sales from merger	—	—	5,553,349	141,480,608
Redemptions	(852,917)	(23,906,251)	(4,070,823)	(106,292,966)
Reinvestment of distributions	—	—	406,251	10,794,093
Net increase (decrease)	(832,348)	(23,329,962)	1,967,801	48,175,789

Multi Cap Value - Institutional Class
Sales	338,582	9,780,024	3,077,986	81,254,730
Redemptions	(496,596)	(14,410,765)	(1,141,780)	(31,996,603)
Reinvestment of distributions	—	—	384,850	10,502,549
Net increase (decrease)	(158,014)	(4,630,741)	2,321,056	59,760,676

Nebraska Tax Free Income
Sales	117,290	1,125,696	215,612	2,060,603
Redemptions	(286,419)	(2,736,673)	(649,131)	(6,178,394)
Reinvestment of distributions	28,945	273,990	51,592	490,898
Net increase (decrease)	(140,184)	(1,336,987)	(381,927)	(3,626,893)

Partners III Opportunity - Investor Class
Sales	28,562	312,111	58,225	691,615
Redemptions	(176,116)	(1,954,233)	(504,950)	(6,135,167)
Reinvestment of distributions	—	—	55,172	578,202
Net increase (decrease)	(147,554)	(1,642,122)	(391,553)	(4,865,350)

2023 Semi-Annual Report 71

	Six months ended September 30, 2023		Year ended March 31, 2023
	Shares	$ Amount	Shares	$ Amount
Partners III Opportunity - Institutional Class
Sales	321,756	3,899,728	2,009,294	25,605,721
Redemptions	(2,093,141)	(26,283,498)	(6,964,731)	(87,569,827)
Reinvestment of distributions	—	—	2,443,803	27,761,597
Net increase (decrease)	(1,771,385)	(22,383,770)	(2,511,634)	(34,202,509)

Short Duration Income - Investor Class
Sales	619,173	7,256,552	4,149,241	48,750,149
Redemptions	(1,910,426)	(22,372,765)	(5,802,374)	(67,838,104)
Reinvestment of distributions	63,317	741,662	144,421	1,687,494
Net increase (decrease)	(1,227,936)	(14,374,551)	(1,508,712)	(17,400,461)

Short Duration Income - Institutional Class
Sales	13,561,313	159,096,830	25,444,854	299,556,193
Redemptions	(10,439,088)	(122,643,676)	(25,314,319)	(297,864,602)
Reinvestment of distributions	1,276,429	14,985,418	1,790,820	20,978,737
Net increase (decrease)	4,398,654	51,438,572	1,921,355	22,670,328

Ultra Short Government
Sales	5,778,470	57,669,774	6,274,037	62,640,557
Redemptions	(1,331,947)	(13,293,602)	(4,009,913)	(40,030,354)
Reinvestment of distributions	243,405	2,429,197	149,366	1,491,067
Net increase (decrease)	4,689,928	46,805,369	2,413,490	24,101,270

(4) Related Party Transactions

Each Fund has retained Weitz Investment Management, Inc. as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Funds is as follows:

	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Conservative Allocation	0		0.60
Core Plus Income	0		0.40
Large Cap Equity	0	5,000,000,000	0.75
	5,000,000,000		0.70
Multi Cap Equity	0	5,000,000,000	0.75
	5,000,000,000		0.70
Nebraska Tax Free Income	0		0.40
Partners III Opportunity	0	1,000,000,000	1.00
	1,000,000,000	2,000,000,000	0.95
	2,000,000,000	3,000,000,000	0.90
	3,000,000,000	5,000,000,000	0.85
	5,000,000,000		0.80
Short Duration Income	0		0.40
Ultra Short Government	0		0.30

Business administration services: The Trust has a business administration agreement with the Adviser under which the Trust compensates the Adviser for providing business administration services for all share classes of the Funds. Services encompass supervising all aspects of the management and operations of the Trust, including monitoring the Trust’s relationships with third-party service providers that may be retained from time to time by the Trust.

Administrative services: The Trust has administrative services plans under which the Trust compensates the Adviser for administrative services provided to all share classes of the Funds. Administrative services are provided by the Adviser or by certain financial intermediaries with respect to non-distribution services to fund shareholders. These services include, but are not limited to, providing shareholder statements, assisting with shareholder communications and sub-accounting services in connection with omnibus accounts.

Under the terms of a services agreement between the Adviser and Citi Fund Services Ohio, Inc. (“CFSO”), CFSO provides certain accounting and administrative services to the Funds. These services include, among other things, arranging for the payment of direct operating expenses of the Funds from the accounts of the Funds.

72 2023 Semi-Annual Report

Through July 31, 2024, the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The amount listed under “Due to Adviser” is net of any expenses waived/reimbursed by the Adviser. The current expense caps and dollar amount of expenses reimbursed during the period ended September 30, 2023, are as follows:

		Annual Operating Expense Ratio Cap*
	Conservative	Core Plus	Large Cap	Multi Cap	Nebraska Tax	Short Duration	Ultra Short
	Allocation	Income#	Equity	Equity	Free Income	Income^	Government+†
Annual Operating Expense Cap:
Investor Class	0.85%	0.55%	1.09%	1.09%	0.45%	0.55%
Institutional Class	0.70	0.45	0.89	0.89		0.45	0.32
Expenses Reimbursed by the Adviser:
Investor Class	$33,448	$137,395	$—	$—	$64,675	$84,092
Institutional Class	55,671	397,167	—	—		433,367	160,799

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
#	Prior to July 31, 2023, the annual operating expense ratio cap was 0.50% and 0.40% for the Investor Class and Institutional Class, respectively.
^	Prior to July 31, 2023, the annual operating expense ratio cap was 0.48% for the Institutional Class.
+	Prior to July 31, 2023, the annual operating expense ratio cap was 0.20%.

As of September 30, 2023, the controlling shareholder of the Adviser held shares totaling approximately 2%, 3%, 2% and 6% of the Core Plus Income, Multi Cap Equity, Partners III Opportunity and Ultra Short Government Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the past two tax years are summarized as follows (in U.S. dollars):

	Conservative Allocation		Core Plus Income		Large Cap Equity		Multi Cap Equity
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2023	2022	2023	2022	2023	2022	2023	2022
Ordinary income	2,020,621	936,116	15,602,351	6,081,897	–	393,177	–	–
Long-term capital gains	1,964,516	5,115,973	464,955	449,010	93,222,998	37,602,369	26,233,063	34,723,397
Total distributions	3,985,137	6,052,089	16,067,306	6,530,907	93,222,998	37,995,546	26,233,063	34,723,397

	Nebraska Tax Free Income		Partners III Opportunity		Short Duration Income		Ultra Short Government
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2023	2022	2023	2022	2023	2022	2023	2022
Ordinary income	55,647	852	–	–	22,619,297	12,055,029	1,647,995	75,091
Tax-exempt income	451,594	474,894	–	–	–	–	–	–
Long-term capital gains	–	–	33,098,892	66,689,998	572,444	1,100,771	–	–
Total distributions	507,241	475,746	33,098,892	66,689,998	23,191,741	13,155,800	1,647,995	75,091

As of the tax year ended March 31, 2023, the components of net assets on a tax basis were as follows (in U.S. dollars):

	Conservative				Nebraska Tax
	Allocation	Core Plus Income	Large Cap Equity	Multi Cap Equity	Free Income
Cost of investments	172,238,772	627,625,943	440,128,027	294,117,482	30,005,095
Gross unrealized appreciation	40,904,684	2,625,772	348,998,633	238,219,173	16,956
Gross unrealized depreciation	(8,117,638)	(31,434,585)	(11,915,321)	(9,361,229)	(889,458)
Net unrealized appreciation (depreciation)	32,787,046	(28,808,813)	337,083,312	228,857,944	(872,502)
Undistributed ordinary income	865,943	157,248	—	—	—
Qualified late year ordinary loss deferral	—	—	(529,220)	(541,704)	—
Undistributed tax-exempt income	—	—	—	—	35,622
Undistributed long-term gains	—	—	21,566,614	—	—
Capital loss carryforwards	(635,736)	(4,610,521)	—	(8,961,315)	(127,064)
Paid-in capital	172,471,845	631,837,933	415,539,426	302,496,389	29,862,590
Net assets	205,489,098	598,575,847	773,660,132	521,851,314	28,898,646

	Partners III	Short Duration	Ultra Short
	Opportunity	Income	Government
Cost of investments	270,185,744	798,184,560	92,259,290
Gross unrealized appreciation	171,051,664	1,366,741	4,343
Gross unrealized depreciation	(43,572,660)	(28,124,998)	(51,324)
Net unrealized appreciation (depreciation)	127,479,004	(26,758,257)	(46,981)
Undistributed ordinary income	—	228,374	288,599
Qualified late year ordinary loss deferral	(51,274)	—	—
Undistributed long-term gains	8,170,949	—	—
Capital loss carryforwards	—	(789,252)	(15,870)
Dividend Payable	—	—	(298,809)
Paid-in capital	277,179,112	798,303,290	86,738,058
Net assets	412,777,791	770,984,155	86,664,997

2023 Semi-Annual Report 73

The Large Cap Equity, Multi Cap Equity and Partners III Opportunity Funds elected to defer ordinary losses arising after December 31, 2022. Such losses are treated for tax purposes as arising on April 1, 2023.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the tax year ended March 31, 2023, the Funds did not utilize any capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. Dollars):

	Conservative	Core Plus	Multi Cap	Nebraska Tax	Short Duration	Ultra Short
	Allocation	Income	Equity*	Free Income	Income	Government
Short term (no expirations)	612,909	729,043	1,735,946	—	149,851	11,968
Long term (no expirations)	22,827	3,881,478	2,489,980	127,064	639,401	3,902

* Excludes portion limited as a result of changes in ownership in connection with merger reorganizations. These amounts will be available in future years. The total capital loss carryforwards can be found in the components of net assets table above.

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2023, excluding fund merger transactions, in-kind transactions, short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

	Conservative	Core Plus	Large Cap	Multi Cap	Nebraska Tax	Partners III	Short Duration	Ultra Short
	Allocation	Income	Equity	Equity	Free Income	Opportunity	Income	Government
Purchases	35,755,389	532,354,022	89,816,704	23,793,449	1,288,859	43,408,546	154,858,448	12,705,508
Proceeds	24,048,265	44,200,062	104,546,504	52,226,417	1,280,850	68,394,861	123,164,074	4,103,788

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

					Net Change
					in Unrealized
	Value	Purchases at	Proceeds from	Net Realized	Appreciation/	Value	Shares as of	Dividend
	3/31/2023	Cost	Sales	Gain(Loss)	Depreciation	9/30/2023	9/30/2023	Income
Partners III Opportunity
CoreCard Corp.	$15,215,650	$230,695	$(130,767)	$127,267	$(5,242,845)	$10,200,000	510,000	$ -

(8) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement

The Partners III Opportunity Fund has a margin account with its prime broker, Northern Trust Securities, Inc., under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the National Finance Base Lending Rate (“NFBLR”) plus a minimum of 0.75% to a maximum of 2.25% depending on the average balance. The NFBLR was 10.00% at September 30 2023. Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $19,254,580 with the broker at September 30, 2023. Prior to May 1, 2023, the prime broker was Bank of America Merrill Lynch.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk

Approximately 86.3% of the Nebraska Tax Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Equity securities and Exchange-traded funds. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied,

74 2023 Semi-Annual Report

they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•	Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.
•	U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•	U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•	Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.
•	Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts and warrants, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the market activity levels.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2023, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category. For the period ended September 30, 2023, there were no transfers into or out of Level 3.

Conservative Allocation

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	94,460,293	—	—	94,460,293
Non-Convertible Preferred Stocks	884,683	—	—	884,683
Corporate Bonds	—	1,797,957	—	1,797,957
Corporate Convertible Bonds	—	1,980,006	—	1,980,006
Asset-Backed Securities	—	16,296,209	—	16,296,209
Commercial Mortgage-Backed
Securities	—	6,287,610	—	6,287,610
Mortgage-Backed Securities	—	6,440,432	—	6,440,432
U.S. Treasuries	—	85,131,599	—	85,131,599
Cash Equivalents	1,320,583	2,980,163	—	4,300,746
Total Investments in Securities	96,665,559	120,913,976	—	217,579,535

Core Plus Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	143,022,546	—	143,022,546
Corporate Convertible Bonds	—	1,158,182	—	1,158,182
Asset-Backed Securities	—	267,162,159	—	267,162,159
Commercial Mortgage-Backed
Securities	—	59,212,033	—	59,212,033
Mortgage-Backed Securities	—	129,690,833	—	129,690,833
Municipal Bonds	—	952,161	—	952,161
U.S. Treasuries	—	386,057,319	—	386,057,319
Non-Convertible Preferred Stocks	796,470	—	—	796,470
Cash Equivalents	20,335,743	—	—	20,335,743
Short-Term Securities Held as
Collateral for Securities on
Loan	1,599,373	—	—	1,599,373
Total Investments in Securities	22,731,586	987,255,233	— 1,009,986,819

Large Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	805,923,198	—	—	805,923,198
Cash Equivalents	17,794,354	11,893,859	—	29,688,213
Total Investments in Securities	823,717,552	11,893,859	—	835,611,411

Multi Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	496,628,680	7,827,300	—	504,455,980
Warrants	—	—	—#	—
Cash Equivalents	6,586,033	19,733,795	—	26,319,828
Total Investments in Securities	503,214,713	27,561,095	—	530,775,808

Nebraska Tax Free Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	24,842,122	—	24,842,122
Cash Equivalents	1,188,745	—	—	1,188,745
Total Investments in Securities	1,188,745	24,842,122	—	26,030,867

2023 Semi-Annual Report 75

Partners III Opportunity

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	380,963,370	—	—	380,963,370
Non-Convertible Preferred Stocks	5,730,000	—	—	5,730,000
Warrants	—	—	—#	—
Cash Equivalents	7,921,488	25,580,518	—	33,502,006
Short-Term Securities Held as
Collateral for Securities on
Loan	360,000	—	—	360,000
Total Investments in Securities	394,974,858	25,580,518	—	420,555,376
Liabilities:
Securities Sold Short	(19,175,200)	—	—	(19,175,200)

Short Duration Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	90,356,694	—	90,356,694
Corporate Convertible Bonds	—	9,028,100	—	9,028,100
Asset-Backed Securities	—	310,460,528	—	310,460,528
Commercial Mortgage-Backed
Securities	—	70,517,005	—	70,517,005
Mortgage-Backed Securities	—	76,746,696	—	76,746,696
U.S. Treasuries	—	235,426,017	—	235,426,017
Cash Equivalents	11,310,364	—	—	11,310,364
Short-Term Securities Held as
Collateral for Securities on
Loan	1,082,516	—	—	1,082,516
Total Investments in Securities	12,392,880	792,535,040	—	804,927,920

Ultra Short Government

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Asset-Backed Securities	—	1,675,856	—	1,675,856
U.S. Treasuries	—	126,426,530	—	126,426,530
Cash Equivalents	4,455,896	—	—	4,455,896
Total Investments in Securities	4,455,896	128,102,386	—	132,558,282

# Represents securities that were deemed to have a value of zero at September 30, 2023.

(13) Acquisition of Fund

Effective as of the close of business March 24, 2023, the Multi Cap Equity Fund acquired all of the assets and liabilities of the Hickory Fund (“Acquired Fund”), a series of the Trust, an open-end registered management investment company, pursuant to a Board-approved plan of reorganization dated January 11, 2023 (the “Plan)”.

The acquisition was accomplished by a tax-free exchange of 5,553,349 Investor Class shares of the Multi Cap Equity Fund, valued at $141,480,608 for 3,660,913 Investor Class shares of the Acquired Fund outstanding as of close of business March 24, 2023.

Pursuant to the Plan, all of the assets and liabilities of the Acquired Fund were transferred to the Multi Cap Equity Fund. At the close of business March 24, 2023, the Acquired Fund's investments in securities had a fair value of $141,652,732 and identified cost of $97,277,091. For financial reporting purposes, assets received and shares issued by the Multi Cap Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Multi Cap Equity

Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

(14) Recent Regulatory Announcements

Effective January 24, 2023 the SEC adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a tailored shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Management is currently evaluating the effect of these amendments on the shareholder reports for the Funds.

(15) Subsequent Events

Management have evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

76 2023 Semi-Annual Report

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2023 Semi-Annual Report 77

ACTUAL AND HYPOTHETICAL EXPENSES FOR

COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/23 – 9/30/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/23	Value 9/30/23	Expense Ratio	4/01/23-9/30/23(1)
Conservative Allocation - Investor Class	Actual	$1,000.00	$1,027.80	0.85%	$4.31
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.29
Conservative Allocation - Institutional Class	Actual	1,000.00	1,028.70	0.70	3.55
	Hypothetical(2)	1,000.00	1,021.50	0.70	3.54
Core Plus Income - Investor Class	Actual	1,000.00	977.90	0.52	2.57
	Hypothetical(2)	1,000.00	1,022.40	0.52	2.63
Core Plus Income - Institutional Class	Actual	1,000.00	979.50	0.42	2.08
	Hypothetical(2)	1,000.00	1,022.90	0.42	2.12
Large Cap Equity - Investor Class	Actual	1,000.00	1,103.00	1.01	5.31
	Hypothetical(2)	1,000.00	1,019.95	1.01	5.10
Large Cap Equity - Institutional Class	Actual	1,000.00	1,103.70	0.87	4.58
	Hypothetical(2)	1,000.00	1,020.65	0.87	4.39
Multi Cap Equity - Investor Class	Actual	1,000.00	1,068.80	1.06	5.48
	Hypothetical(2)	1,000.00	1,019.70	1.06	5.35
Multi Cap Equity - Institutional Class	Actual	1,000.00	1,069.60	0.87	4.50
	Hypothetical(2)	1,000.00	1,020.65	0.87	4.39
Nebraska Tax Free Income	Actual	1,000.00	965.20	0.45	2.21
	Hypothetical(2)	1,000.00	1,022.75	0.45	2.28
Partners III Opportunity - Investor Class	Actual	1,000.00	1,071.10	1.86	9.63
	Hypothetical(2)	1,000.00	1,015.70	1.86	9.37
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,074.20	1.19	6.17
	Hypothetical(2)	1,000.00	1,019.05	1.19	6.01
Short Duration Income - Investor Class	Actual	1,000.00	1,017.00	0.55	2.77
	Hypothetical(2)	1,000.00	1,022.25	0.55	2.78
Short Duration Income - Institutional Class	Actual	1,000.00	1,017.30	0.47	2.37
	Hypothetical(2)	1,000.00	1,022.65	0.47	2.38
Ultra Short Government	Actual	1,000.00	1,022.60	0.25	1.26
	Hypothetical(2)	1,000.00	1,023.75	0.25	1.26

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).
(2)	Assumes 5% total return before expenses.

78 2023 Semi-Annual Report

OTHER INFORMATION

Proxy Voting Policy

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

Form N-PORT

The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.

Factors Considered by the Board of Trustees in Connection with the Approval of the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Trustees” or “Board”) of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) between the Funds and Weitz Investment Management, Inc. (“Weitz Inc.” or the “Adviser”), and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Agreements for each of the Funds at an in-person meeting held on May 25, 2023. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. During the meeting the Board discussed the Agreements with representatives of Weitz Inc. and they reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.

With respect to the equity funds managed by Weitz Inc., consisting of Large Cap Equity Fund (formerly Value Fund), Multi Cap Equity Fund (formerly Partners Value Fund) and Partners III Opportunity Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund.

Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to its peer group on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that the Adviser maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indexes are likely to occur from time to time over various investment cycles.

With respect to the Trustees’ review of the performance results of the Equity Funds over various time periods, it was noted by the Adviser representatives that the Adviser seeks risk adjusted returns and that depending on their view of the markets at any particular time, the Adviser may take a more conservative investment approach. It was also noted that during the bull market in the equity markets that has been ongoing over the past few years, the value style of investing adhered to by the Adviser has generally been out of favor, which has negatively impacted the performance of the Equity Funds. The Trustees took into consideration that the Adviser has continued to invest in a manner that is fully consistent with the Prospectus disclosure for the Equity Funds and the Adviser’s public statements referring to its investment strategies, and the Trustees acknowledged that the Adviser has, in fact, consistently maintained its adherence to value-oriented investment strategies and has not attempted to deviate from this style of investing in response to developments in the equity markets. The Adviser representatives informed the Trustees that they intend to continue to seek investment opportunities that are intended to help enhance the investment performance results for the Equity Funds. The Board also considered the Adviser’s acknowledgment of each Fund’s relative performance against its peers and the Adviser’s commitment to improving the performance of the Funds.

In addition, the Board compared expenses of each Equity Fund to the expenses of its peer group, noting that: (i) the net expenses for the Institutional Class shares of the Large Cap Equity Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective; (ii) the net expenses for the Institutional Class shares of the Multi Cap Equity Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective, and (iii) the total expenses for the Institutional Class shares of the Partners III Fund (exclusive of the dividend and interest expense incurred by the Fund) are below industry averages for total operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with the Adviser representatives their reasons for assessing the applicable fees in connection with each Equity

2023 Semi-Annual Report 79

Fund. The Board then considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Large Cap Equity Fund and the Multi Cap Equity Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the terms of the Expense Limitation Agreements for another year.

The Board also reviewed matters with respect to the proposed continuation of the Management and Investment Advisory Agreement for the Conservative Allocation Fund. Management reviewed with the Board the fact that the Conservative Allocation Fund utilizes an investment style that combines equity investments and fixed income investments. The Board reviewed the investment advisory fee for the Conservative Allocation Fund, as well as performance information for the Conservative Allocation Fund. The Board discussed with the representatives of Weitz Inc. the currently effective investment advisory fee for the Conservative Allocation Fund, including the terms of the Expense limitation Agreement currently in effect, and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreement for another year. It was also noted that the Conservative Allocation Fund is not currently subject to breakpoints on its advisory fee. Management indicated that they would be willing to consider the introduction of breakpoints for the Conservative Allocation Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The Board also considered expenses of the Conservative Allocation Fund as compared to the expenses of its peer group, noting that the net expenses for the Institutional Class of shares of the Conservative Allocation Fund (after fee waivers) are below industry averages for total operating expenses of other funds of similar size and investment objective.

The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to its peer group on a long-term basis and over shorter time periods, taking into consideration the facts that: (i) the Core Plus Income Fund had commenced operations on July 31, 2014 and (ii) the Ultra Short Government Fund had operated as a “government money market fund” until December 16, 2016. The Board also took into consideration the strong long-and short-term performance of the Core Plus Income Fund as well as the strong long-term performance of the Short Duration Income Fund. In addition, the Board compared expenses of each Income Fund to the expenses of its peer group, noting that the net expenses (after fee waivers) of the Core Plus Income Fund, Ultra Short Government Fund and Nebraska Tax Free Funds each are below industry averages for other funds of similar size and investment objective, while the Short Duration Income Fund compares favorably to industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the Adviser representatives their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between each of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing: (i) to continue through July 31, 2024 the Expense Limitation Agreement that is currently in effect for the Nebraska Tax Free Income Fund which is set at a limit on the Nebraska Tax Free Income Fund’s total annual operating expenses of 0.45%; (ii) revise the Expense Limitation Agreement that is currently in effect for the Core Plus Income Fund from 0.40% to 0.45% for the Institutional Class and from 0.50% to 0.55% for the Investor Class through July 31, 2024, (iii) revise the limits on the Short Duration Income Fund’s total annual operating expenses from 0.48% to 0.45% for the Institutional Class and maintain at 0.55% for the Investor Class; and (iii) revise the limit on the Ultra Short Government Fund’s total annual operating expenses from 0.20% to 0.32% (in each case, of average daily net assets and excluding brokerage costs, interest, taxes and dividend expenses, acquired fund fees and expenses and extraordinary expenses).

The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each Fund. They also noted the range of investment advisory, shareholder servicing and business administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. They also took note of the fact that: (i) Weitz Inc. pays all the distribution expenses of the Funds from its own resources, including third-party intermediary expenses that are deemed to be distribution related, and the Funds do not pay for any such expenses, and (ii) the Adviser pays for all marketing efforts for the Funds from its own resources and the Funds do not pay for any such efforts The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc. and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are incurred by Weitz Inc. from its own resources and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The Board also considered that Weitz Inc. had agreed to fee breakpoints and to contractual fee waivers with respect to certain of the Funds in order to limit their overall operating expenses.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, including certain institutional accounts, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the business administration fees that are payable by the Funds to Weitz Inc. under the terms

80 2023 Semi-Annual Report

of the Business Administration Agreement that is applicable to the Funds. In considering the approval of the Business Administration Agreement and in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders, the Board members considered and discussed various factors related to the business administration services that are provided to the Funds by Weitz Inc., including the nature and extent of these fees and the services provided by Weitz Inc. In connection with their review of these matters, the Trustees took into consideration the third party service provider arrangements in place on behalf of the Funds to provide certain of the administration services for the Funds, and the Trustees further considered the nature of the fee arrangements in place with these third-party firms to provide services to the Funds, as well as the supervision that is required of these third-party service providers. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Business Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Business Administration Agreement is required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Securities, Inc. incurs various costs and expenses in order to provide for the distribution and sales of the shares of the Funds which in turn are incurred by Weitz Inc. from its own financial resources. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds. The Board also considered and discussed the level and quality of the distribution services performed by Weitz Securities, Inc. In addition, the members of the Board considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.

In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to the Funds and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans. The Board also took into consideration the types of services that may be compensated pursuant to the Administration Services Plans.

In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Management and Investment Advisory Agreement for each Fund, the Trustees did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of the Adviser and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted that (i) the

Adviser has been willing to maintain breakpoints for the Equity Funds, and contractual expense limitation agreements for seven of the Funds in order to limit the overall operating expenses of the Funds, as applicable. They also noted the overall level and quality of investment advisory, shareholder servicing and business administration services provided by the Adviser to the Funds, as well as the distribution services provided by the Distributor, including the increased marketing efforts on behalf of the Funds, and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. The Trustees also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and the Adviser and the compliance oversight process. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods and the Adviser’s commitment to improving the performance for certain of the Funds.

The Trustees also considered the business, regulatory and entrepreneurial risks undertaken by the Adviser in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:

The nature, extent and quality of the advisory services provided. The Trustees concluded that the Adviser is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by the Adviser to each of the Funds, the Adviser’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and the Adviser’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2023, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of the Adviser other information and data, including each Fund’s performance against its primary comparative index, and against each Fund’s peer group, as follows:

1. Conservative Allocation. The Board noted that the Investor and Institutional Class Shares of the Fund had outperformed its primary comparative index, the Morningstar Moderately Conservative Target Risk Index, for the one- five- and ten-year periods ended March 31, 2023. The Board also noted that the

2023 Semi-Annual Report 81

Institutional Class shares of the Fund had outperformed its peer group median for the one-, two-, three and four- year periods ended March 31, 2023.

2. Core Plus Income. The Board noted that the Investor and Institutional Class shares of the Fund, which commenced operations July 31, 2014, had outperformed its primary comparative index, the Bloomberg U.S. Aggregate Bond Index, for the one-, five-year and since inception periods ended March 31, 2023. The Board also noted that the Institutional Class Shares of the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2023.

3. Large Cap Equity. The Board noted that the Investor and Institutional Class shares of the Fund had underperformed its primary comparative index, the Russell 1000 Index, for the one-, five- and ten-year periods ended March 31, 2023. The Board also noted that the Institutional Class shares of the Fund had underperformed its peer group median for the one-, two-, three, four- and five-year periods ended March 31, 2023. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods. In addition, the Trustees took into consideration the Adviser’s assessment of its investment process and the steps being taken to improve performance.

4. Multi Cap Equity. The Board noted that the Investor and Institutional Class shares of the Fund had underperformed its primary comparative index, the Russell 3000 Index, for the one-, five- and ten-year periods ended March 31, 2023. The Board also noted that the Institutional Class shares of the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2023. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods. In addition, the Trustees took into consideration the Adviser’s assessment of its investment process and its focus and commitment on improving performance.

5. Nebraska Tax Free Income. The Board noted that the Fund had outperformed its primary comparative index, the Bloomberg 5-Year Municipal Bond Index, for the one-, five-, and ten-year periods ended March 31, 2023. The Board also noted that the Fund had outperformed its peer group median for the one-, two-, three- and four-year periods ended March 31, 2023, and had underperformed its peer group median for the five- and ten-year periods ended March 31, 2023. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

6. Partners III Opportunity. The Board noted that the Investor and Institutional Class shares of the Fund had underperformed its primary comparative index, the Russell 3000 Index, for the one-, five- and ten-year periods ended March 31, 2023. The Board also noted that the Institutional Class shares of the Fund had underperformed its peer group median for the one-, two-, three-, four- and ten-year periods ended March 31, 2023, and had outperformed its peer group median for the five-year period ended March 31, 2023. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

7. Short Duration Income. The Board noted that Investor and Institutional Class shares of the Fund had outperformed its primary comparative index, the Bloomberg Barclays U.S. Aggregate 1-3 Year Index, for the one-, five- and ten-year periods ended March 31, 2023. The Board noted that Institutional Class shares of the Fund had outperformed its peer group median for the one-, two-, four-, five- and ten-year periods ended March 31, 2023, and had underperformed its peer group median for the three-year period ended March 31, 2023.

8. Ultra Short Government. The Board noted that the Fund had underperformed its primary comparative index, the ICE Bank of America Merrill Lynch U.S. 6-Month Treasury Bill Index, for the one-, five- and ten-year periods ended March 31, 2023. The Board also noted that the Fund had outperformed its peer group median for the two-year period ended March 31, 2023, had matched its peer group median for the four-year period ended March 31, 2023, and had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2023. In connection with the Board’s review of the performance results presented for Ultra Short, the Trustees took into consideration the fact that, prior to December 16, 2016, Ultra Short had been operated as a government money market fund and, as a result, the performance returns for periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies different from the investment objectives and strategies that the Fund implemented effective December 16, 2016. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including Institutional Class shares and Investor Class shares of the dual-class Funds), based upon the relevant information presented, as compared to the advisory fees and overall expenses of each Fund’s peer group as follows:

1. Conservative Allocation. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund would be at a rate of 0.60% on the Fund’s assets, and this rate was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

2. Core Plus Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was equal to the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.40%, which is lower than the median net expense ratio of its peer funds.

3. Large Cap Equity. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.89%, which is above the median net expense ratio of its peer funds.

4. Multi Cap Equity. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.89%, which is above than the median net expense ratio of its peer funds.

5. Nebraska Tax Free Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was

82 2023 Semi-Annual Report

below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.45%, which is below the median net expense ratio of its peer funds.

6. Partners III Opportunity. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which is lower than the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.13%, which is lower than the median net expense ratio of its peer funds.

7. Short Duration Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.48%, which is above the median net expense ratio of its peer funds.

8. Ultra Short Government. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which is below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.18%, which is lower than the median net expense ratio of its peer funds.

On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for Conservative Allocation Fund will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that these Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for the Adviser and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to the Adviser with respect to the Income Funds and the Conservative Allocation Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.

Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Weitz Inc. from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and are in the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with the Adviser by virtue of the Adviser’s provision of business administration and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Management and Investment Advisory Agreements, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Adviser’s management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the efforts to market and distribute the Funds, as well as the Expense Limitation Agreements under which the Adviser has undertaken to waive a portion of its fees and to reimburse expenses of seven of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board also took into consideration the investments made by the Adviser into the Funds to enhance services and improve efficiencies.

2023 Semi-Annual Report 83

INDEX DESCRIPTIONS

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index.

Bloomberg 1-3 Year U.S.	The Bloomberg 1-3 Year U.S. Aggregate Index is generally representative of the
Aggregate Index	market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

Bloomberg 5-Year Municipal	The Bloomberg 5-Year Municipal Bond Index is a capitalization weighted bond
Bond Index	index generally representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

Bloomberg U.S. Aggregate	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that
Bond Index	measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

ICE BofA U.S. 6-Month	The ICE BofA U.S. 6-Month Treasury Bill Index is generally representative of the
Treasury Bill Index	market for U.S. Treasury Bills.

Morningstar Moderately	The Morningstar Moderately Conservative Target Risk Index is an asset allocation
Conservative Target	index comprised of constituent Morningstar indices and reflects global equity
Risk Index	market exposure of 40% based on an asset allocation methodology derived by
Ibbotson Associates, a Morningstar company.

Russell 1000® Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 3000® Index	The Russell 3000 Index measures the performance of the largest 3,000 U.S.
companies representing approximately 98% of the investable U.S. equity market.

S&P 500® Index	The S&P 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

84 2023 Semi-Annual Report

GLOSSARY OF TERMS

30-Day SEC Yield	30-Day SEC Yield represents net investment income earned by a fund over a 30-
day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/
or expense reimbursements during the period. Without such fee waivers and/
or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect.

Average Coupon	Average coupon is the weighted average coupon rate of each bond in the portfolio.

Average Effective Duration	Average effective duration provides a measure of a fund's interest-rate sensitivity.
The longer a fund's duration, the more sensitive the fund is to shifts in interest rates.

Average Effective Maturity	Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds.

Commercial Real Estate	CRE CLOs are a type of asset-backed security backed by a pool of commercial
Collateralized Loan	loans.
Obligations

Effective Long	Effective Long is the sum of the portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises).

Effective Short	Effective Short is the sum of the portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).

Effective Net	Effective Net is the Effective Long minus the Effective Short.

Gross Expense Ratio	The gross expense ratio reflects the total annual operating expenses of a mutual fund, before any fee waivers or reimbursements.

Net Expense Ratio	The net expense ratio reflects the total annual operating expenses of a mutual fund after taking into account any fee waiver and/or expense reimbursement. The net expense ratio represents what investors are ultimately charged to be invested in a mutual fund.

Investment Grade Bonds	Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

Non-Investment Grade	Non-Investment Grade Bonds are those securities (commonly referred to as
Bonds	“high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

Market Capitalization	The market capitalization of a company represents the current stock-market value of a company's equity. It is calculated as the current share price times the number of shares outstanding as of the most recent quarter.

Middle Market CLOs	Middle Market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million.

2023 Semi-Annual Report 85

Portfolio Turnover	Portfolio turnover is a measure of how much buying and selling of securities a portfolio does during a particular period. A turnover of 100 percent means the portfolio has sold the equivalent of every security in its portfolio and replaced it with something else over a set period.

Yield to Maturity (YTM)	Yield to Maturity (YTM) is the total return anticipated on a bond portfolio if the bonds are held to maturity.

Yield to Worst (YTW)	Yield to Worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

86 2023 Semi-Annual Report

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2023 Semi-Annual Report 87

Board of Trustees

Lorraine Chang

Steven M. Hill

Alison M. Maloy

Elizabeth L. Sylvester

Dana E. Washington

Andrew (Drew) S. Weitz

Wallace R. Weitz

Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.

1125 South 103rd Street, Suite 200

Omaha, NE 68124-1071

(800) 304-9745

Custodian

Citibank, N.A.

Officers

Wallace R. Weitz, President

Shar M. Bennett, Vice President & Assistant Treasurer

James J. Boyne, Vice President & Treasurer

Thomas D. Carney, Vice President

John R. Detisch, Vice President, Secretary & Chief Compliance Officer

Bradley P. Hinton, Vice President

Andrew S. Weitz, Vice President

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

Ultimus Fund Solutions, LLC

NASDAQ symbols:

Conservative Allocation Fund

Investor Class - WBALX

Institutional Class - WBAIX

Core Plus Income Fund

Investor Class - WCPNX

Institutional Class - WCPBX

Large Cap Equity Fund

Investor Class - WVALX

Institutional Class - WVAIX

Multi Cap Equity Fund

Investor Class - WPVLX

Institutional Class - WPVIX

Nebraska Tax Free Income Fund - WNTFX

Partners III Opportunity Fund

Investor Class - WPOIX

 Institutional Class - WPOPX

Short Duration Income Fund

Investor Class - WSHNX

Institutional Class - WEFIX

Ultra Short Government Fund - SAFEX

Investors should consider carefully the investment objectives, risks, and charges and expenses of a fund before investing. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at weitzinvestments.com or from a financial advisor. Please read the prospectus carefully before investing.

11/29/2023

SAR 09.30.23

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)        Included as part of report to stockholders under Item 1.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable - only for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)        Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)__Weitz Funds_______________________________

By (Signature and Title) /s/ Wallace R. Weitz

Wallace R. Weitz, Principle Executive Officer

Date 11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Wallace R. Weitz

Wallace R. Weitz, Principle Executive Officer

Date 11/29/2023

By (Signature and Title) /s/ James J. Boyne

James J. Boyne, Principle Financial Officer

Date 11/29/2023